Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2003.

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

TABLE OF CONTENTS

Section		Tab

Earnings Release & Financial Statements		1.0

Financial Summary		2.0
•	Financial Highlights	2.1
•	Market Capitalization and Financial Ratios	2.2
•	Market Capitalization Summary	2.3
•	Significant Accounting Policies	2.4
•	Non-GAAP Financial Measures	2.5

Consolidated and Wholly Owned Financial Operations		3.0
•	Summary of Capital Transactions	3.1
•	Acquisitions, Dispositions, Expansions and Developments	3.2
•	Summary of Consolidated Debt	3.3
•	Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities	3.4
Joint Venture Summaries		4.0
•	Joint Venture Financials	4.1
•	Joint Venture Partnership Summaries	4.2

Joint Venture Financial Operations		5.0
•	Summary of Capital Transactions	5.1
•	Acquisitions, Dispositions, Expansions and Developments	5.2
•	Summary of Joint Venture Debt	5.3
•	Summary of Pro Rata Joint Venture Debt	5.4
•	Summary of Joint Venture Mortgage Principal Payments	5.5

Portfolio Statistics		6.0

Appendix		7.0
•	Property Listing	7.1
•	Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:

Contact:	Scott A. Wolstein	Michelle A. Mahue
	Chairman	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500

DEVELOPERS DIVERSIFIED REALTY REPORTS A 31.3%
INCREASE IN FFO PER SHARE FOR THE THREE MONTH PERIOD
ENDED JUNE 30, 2004

     CLEVELAND, OHIO, July 29, 2004 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that second quarter 2004 Funds From Operations (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.84 (diluted) and $0.85 (basic) as compared to $0.64 (diluted) and $0.65 (basic) per share for the same period in the previous year (as adjusted down by $0.03 per share to reflect a prior impairment charge previously not included in FFO in accordance with a recent SEC comment letter), a per share increase of 31.3% diluted and 30.8% basic. FFO available to common shareholders reached $81.6 million for the quarter ended June 30, 2004, as compared to $55.9 million for 2003, an increase of 46.0%. Net income available to common shareholders for the three month period ended June 30, 2004 increased 30.1% to $74.3 million compared to second quarter 2003 net income of $57.1 million, or $0.77 per share (diluted) and $0.78 (basic) in 2004 compared to $0.66 per share (diluted) and $0.67 (basic) for the same period in 2003. The increase in net income for the quarter ended June 30, 2004 is primarily related to the results from operations attributable to the acquisition of the assets from Benderson Development Company, Inc. (“Benderson”), and an increase in gain on sales of real estate assets offset, to some extent, by the sale of assets to the joint venture with MDT in the fourth quarter of 2003 and the second quarter of 2004.

     On a per share basis, FFO (diluted) was $1.55 and $1.25 for the six month periods ended June 30, 2004 and 2003, respectively, an increase of 24.0%. FFO available to common shareholders for the six months ended June 30, 2004 was $144.4 million compared to FFO available to common shareholders for the six month period ended June 30, 2003 of $100.2 million. Net income available to common shareholders for the six month period ended June 30, 2004 was $114.5 million, or $1.24 per share (diluted) and $1.26 (basic) in 2004, compared to net income of $83.7 million, or $1.06 per share (diluted) and $1.08 (basic) for the prior comparable period. The increase in net income is primarily attributable to the merger with JDN on March 13, 2003, the acquisition of the assets from Benderson, an increase in gain on sales of real estate assets, and a reduction in minority interest expense associated with preferred operating partnership units, which were redeemed in 2003. This increase is offset by the sale of assets to the joint venture with MDT in the fourth quarter of 2003 and second quarter of 2004.

     Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “I am pleased to report this quarter’s financial results and earnings growth. Our portfolio continues to generate strong and consistent cash flows and we continue to structure and execute transactions that create substantial long-term shareholder value, including our $2.3 billion acquisition from Benderson Development and our $538 million sale of assets to Macquarie DDR Trust.”

     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income and an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO available to common shareholders is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:

     Leasing activity continues to be strong throughout the portfolio. During the second quarter of 2004, the Company executed 109 new leases aggregating approximately 754,000 square feet and 146 renewals aggregating approximately 798,000 square feet. Rental rates on new leases increased by 17.5% to $14.02 per square foot and rental rates on renewals increased by 7.6% to $10.20 per square foot. On a blended basis, rental rates for new leases and renewals increased by 10.7% to $12.05 per square foot.

     At June 30, 2004, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $10.67. Excluding the impact of the properties acquired from Benderson, the average annualized base rent per occupied square foot for the portfolio was $10.89, as compared to $10.49 at June 30, 2003.

     At June 30, 2004, the portfolio was 94.9% leased. Excluding the impact of the properties acquired from Benderson, the portfolio was 95.0% leased, as compared to 94.3% at June 30, 2003. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of June 30, 2004, the portfolio was 94.4% occupied. Excluding the impact of the properties acquired from Benderson, the portfolio was 94.4% occupied, as compared to 93.8% at June 30, 2003.

     Same store tenant sales performance over the trailing 12 month period within the Company’s portfolio, for those tenants required to report, remained strong at approximately $227 per square foot in 2004 compared to $224 per square foot in 2003, an increase of 1.3%. Aggregate base and percentage rental revenues relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2003 and since April 1 with regard to JDN assets, excluding properties under redevelopment) increased approximately $2.2 million (or 1.3%) for the six month period ended June 30, 2004, compared to the same period in 2003.

Strategic Real Estate Transactions:

Benderson Transaction

     In March 2004, the Company announced that it entered into an agreement to purchase interests in 110 retail real estate assets with approximately 18.8 million square feet of GLA, from Benderson. One of those properties was subject to a right of first refusal, which has been exercised, so the Company expects to acquire interests in 109 assets. The purchase price of the assets, including associated expenses, is expected to be approximately $2.3 billion, less assumed debt and the value of a 2% equity interest of approximately $16.2 million that Benderson will retain as set forth below. Benderson is transferring to us 100% ownership in certain assets or entities owning certain assets. The remaining assets are held by a joint venture in which the Company holds a 98.0% interest and Benderson holds a 2.0% interest.

     Through July 29, 2004, the Company completed the purchase of 102 properties, including 14 purchased directly by our MDT joint venture and 52 held by the joint venture with Benderson.

     With respect to the joint venture with Benderson, after 20 months from the initial acquisition, Benderson will have the right to cause the joint venture to redeem its 2.0% interest for a price equal to the agreed value of the interest on the closing date of approximately $16.2 million, increased or decreased to reflect changes in the price of the Company’s common shares during the period in which Benderson holds the 2.0% interest, less certain distributions Benderson receives from the joint venture. If Benderson exercises the foregoing right, the Company will have the right to satisfy the joint venture’s obligation by purchasing Benderson’s interest for cash or by issuing DDR common shares to Benderson. If Benderson does not elect to exercise its right to have its interest redeemed, the Company will have the right after 30 months from the initial acquisition to purchase that 2.0% interest for cash or common shares for a price determined in the same manner as if Benderson had elected to cause such redemption.

     The Company funded the transaction through a combination of assumed debt, new debt financing, the issuance of cumulative preferred shares and the issuance of common shares (see “Financing”) and asset transfers to the MDT joint venture (See “MDT Joint Venture”). With respect to assumed debt, the fair value of existing indebtedness that we have assumed or intend to assume upon closing is approximately $408.0 million, which includes an adjustment of approximately $30.0 million to fair value, based on rates for debt with similar terms and remaining maturities as of May 2004.

     The Benderson assets are located in eleven states, with over 80.0% of the GLA in New York and New Jersey. The Benderson assets are approximately 94.6% leased as of June 30, 2004, and the largest tenants, based on revenues, include Tops Markets (Ahold USA), Wal-Mart/Sam’s Club, Home Depot and Dick’s Sporting Goods. Prior to the transaction, the Company owned less than 100,000 square feet of GLA in New York and approximately 2.7 million square feet of GLA in New Jersey.

     Benderson has entered into a five-year master lease for vacant space that is either covered by a letter of intent as of the closing date or a new lease with respect to which the tenant has not begun to pay rent as of the closing date. During the five-year master lease, Benderson has agreed to pay the rent for such vacant space until each applicable tenant’s rent commencement date.

MDT Joint Venture

     In May 2004, MDT acquired an indirect ownership interest in 23 retail properties, which consists of over 5.6 million square feet of GLA. The aggregate purchase price of the properties was approximately $538.0 million. The Company indirectly holds an effective 14.5% interest in those properties. Eight of the properties sold to MDT were owned by the Company and one of the properties was held by the Company through a joint venture. Fourteen of the properties sold to MDT were owned by Benderson.

Coventry II

     In July 2004, the Company, through its joint venture with Coventry II, acquired an effective 10% interest in a development partnership with David Berndt Interests to develop a new shopping center in San Antonio, Texas, known as Westover Marketplace. The joint venture partnership acquired approximately 63 acres of land for $10.6 million and sold approximately 16 acres for $2.5 million to Target. DDR anticipates that this shopping center will be completed in Fall 2005.

Expansions:

     For the six month period ended June 30, 2004, the Company completed four expansion and redevelopment projects located in North Little Rock, Arkansas; Aurora, Ohio; Tiffin, Ohio and Monaca, Pennsylvania at an aggregate cost of approximately $21.5 million. The Company is currently expanding/redeveloping nine shopping centers located in Gadsden, Alabama; Brandon, Florida; Tallahassee, Florida; Suwanee, Georgia; Starkville, Mississippi; Hendersonville, North Carolina; Princeton, New Jersey; Brentwood, Tennessee and Chattanooga, Tennessee at a projected incremental cost of approximately $27.0 million. The Company is also scheduled to commence an additional expansion project at Allentown, Pennsylvania.

     For the six month period ended June 30, 2004, a joint venture of the Company completed the expansion of its shopping center located in Deer Park, Illinois at an aggregate cost of $13.9 million. The Company’s joint ventures are currently expanding/redeveloping a shopping center located in Merriam, Kansas at a projected incremental cost of approximately $1.1 million. The Company is also scheduled to commence four additional expansion/redevelopment projects at shopping centers located in Phoenix, Arizona; Lancaster, California; Kansas City, Missouri and Kirkland, Washington.

Development (Consolidated):

     During the six month period ended June 30, 2004, the Company substantially completed the construction of a 506,000 square foot shopping center located in Hamilton, New Jersey and a 312,000 square foot shopping center located in Irving, Texas.

     The Company currently has eleven shopping center projects under construction. These projects are located in Long Beach, California; Fort Collins, Colorado; Miami, Florida; Overland Park, Kansas; Chesterfield, Michigan; Lansing, Michigan; St. Louis, Missouri; Apex, North Carolina; Mount Laurel, New Jersey; Pittsburgh, Pennsylvania and Mesquite, Texas. These projects are scheduled for completion from 2004 through 2006 at a projected aggregate cost of approximately $411.3 million and will create an additional 3.2 million square feet of retail space.

     The Company anticipates commencing construction in 2004 on three additional shopping centers located in Norwood, Massachusetts; Freehold, New Jersey and McKinney, Texas.

Development (Joint Ventures):

     The Company has joint venture development agreements for four shopping center projects. These projects have an aggregate projected cost of approximately $105.6 million. These projects are located in Jefferson Country (St. Louis, Missouri); Apex, North Carolina (Phases III and IV), adjacent to a wholly-owned development project; and San Antonio, Texas. The project located in Jefferson County (St. Louis, Missouri) will be substantially completed in 2004. The remaining projects are scheduled for completion in 2005. At June 30, 2004, approximately $7.4 million of costs were incurred in relation to these development projects.

Financings:

In conjunction with the Company’s acquisition of assets from Benderson, the following capital transactions aggregating $1.1 billion in net proceeds, in addition to the MDT joint venture discussed above, were completed:

•	In May 2004, the Company entered into an agreement with Bank One, Wachovia and Wells Fargo for a $200 million three-year term loan with two one-year extension options at an interest rate of LIBOR plus 75 basis points.

•	In May 2004, the Company issued and sold 15,000,000 of DDR common shares. Net proceeds from the sale of the common shares were approximately $491 million.

•	In May 2004, the Company issued and sold 6,800,000 depository shares, each representing 1/20 of a share of 7.50% Class I Cumulative Redeemable Preferred Shares. Net proceeds from the sale of the depository shares were approximately $164.5 million.

•	In April 2004, the Company issued $250 million, 5.25% seven-year notes through a private placement.

     In July 2004, the Company expanded it unsecured revolving credit facility from $650 million to $1.0 billion.

     Developers Diversified Realty Corporation currently owns and manages over 460 retail operating and development properties in 44 states comprising of approximately 102 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle A. Mahue, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http:/www.ddr.com.

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2003.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

Financial Highlights
(In thousands — except per share data)

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2004	2003	2004	2003
Revenues:
Minimum rent (A)	$104,800	$91,229	$193,759	$164,868
Percentage and overage rents (A)	1,400	1,292	3,128	2,477
Recoveries from tenants	30,040	23,109	55,831	42,790
Ancillary income	618	434	1,383	782
Other property related income	1,167	233	2,073	307
Management fee income	3,592	2,528	6,702	5,132
Development fees	604	344	795	673
Other (B)	6,504	2,858	10,023	5,921

	148,725	122,027	273,694	222,950

Expenses:
Operating and maintenance	16,049	15,068	32,314	28,210
Real estate taxes	19,902	14,270	35,772	26,400
General and administrative (C)	11,050	11,189	21,494	18,913
Depreciation and amortization	31,930	23,970	57,031	43,733

	78,931	64,497	146,611	117,256

Other income/(expense)
Interest income	998	1,156	2,358	2,759
Interest expense	(30,734)	(23,042)	(55,669)	(41,945)

	(29,736)	(21,886)	(53,311)	(39,186)

Income before equity in net income of joint ventures, minority equity interests,
income tax of taxable REIT subsidiaries and franchise taxes, discontinued operations, gain on sales of real estate and real estate investments and cumulative effect of adoption of a new accounting standard	40,058	35,644	73,772	66,508
Equity in net income of joint ventures (D)	6,943	6,797	25,164	16,896
Minority equity interests (E)	(966)	(873)	(2,110)	(3,938)
Income tax of taxable REIT subsidiaries and franchise taxes	(221)	—	(892)	—

Income from continuing operations	45,814	41,568	95,934	79,466
Loss from discontinued operations (F)	—	(1,212)	(703)	(924)

Income before gain on sales of real estate and real estate investments and
cumulative effect of adoption of a new accounting standard	45,814	40,356	95,231	78,542
Gain on sales of real estate and real estate investments, net of tax	40,998	28,046	45,368	28,245

Income before cumulative effect of adoption of a new accounting standard	86,812	68,402	140,599	106,787
Cumulative effect of adoption of a new accounting standard (H)	—	—	(3,001)	—

Net income	$86,812	$68,402	$137,598	$106,787

Net income, applicable to common shareholders	$74,295	$57,140	$114,476	$83,650

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$74,295	$57,140	$114,476	$83,650
Depreciation and amortization of real estate investments	31,208	23,973	55,966	43,694
Equity in net income of joint ventures	(6,943)	(6,797)	(25,164)	(16,896)
Joint ventures’ FFO (D)	11,065	8,149	23,741	15,943
Minority equity interests (OP Units)	625	482	1,197	859
Gain on sales of depreciable real estate and real estate investments, net (G)	(28,639)	(27,017)	(28,799)	(27,017)
Cumulative effect of adoption of a new accounting standard (H)	—	—	3,001	—

FFO available to common shareholders	81,611	55,930	144,418	100,233
Preferred dividends	12,517	11,262	23,122	23,137

FFO	$94,128	$67,192	$167,540	$123,370

Per share data:
Earnings per common share
Basic	$0.78	$0.67	$1.26	$1.08

Diluted	$0.77	$0.66	$1.24	$1.06

Dividends Declared	$0.46	$0.41	$0.92	$0.82

Funds From Operations — Basic (I)	$0.85	$0.65	$1.57	$1.27

Funds From Operations – Diluted (I)	$0.84	$0.64	$1.55	$1.25

Basic – average shares outstanding (thousands) (I)	95,018	85,031	90,682	77,626

Diluted — average shares outstanding (thousands) (I)	97,415	87,667	93,104	79,981

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Increases in base and percentage rental revenues for the six month period ended June 30, 2004 as compared to 2003, aggregated $28.9 million consisting of $1.0 million related to leasing of core portfolio properties (an increase of 0.9% from 2003), $6.7 million from the acquisition of four shopping centers in 2003 and 2004, $15.9 million from the properties acquired from Benderson, $18.9 million from the JDN merger and $1.5 million from the consolidation of a joint venture interest due to the adoption of FIN 46. These amounts were offset by a decrease of $0.3 million relating to the business center properties, and $14.6 million due to the sale of properties to joint ventures in 2003 and 2004 and $0.2 million related to developments and redevelopments. Included in the rental revenues for the six month periods ended June 30, 2004 and 2003 is approximately $3.5 million and $3.0 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the six month periods ended June 30, 2004 and 2003 was comprised of the following (in millions):

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2004	2003	2004	2003
Lease termination and bankruptcy settlements	$3.5	$2.5	$7.0	$2.8
Acquisition and finance fees	3.0	—	3.0	—
Settlement of call option (1)	—	—	—	2.4
Sale of option rights and other miscellaneous	—	0.4	—	0.7

	$6.5	$2.9	$10.0	$5.9

(1)	Settlement of a call option on March 31, 2003 relating to the MOPPRS debt assumed from JDN, principally arising from an increase in interest rates from the date of acquisition, March 13, 2003, to the date of settlement.

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the six month periods ended June 30, 2004 and 2003, general and administrative expenses were approximately 4.9% and 5.3%, respectively, of total revenues, including joint venture revenues, for each period.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(D)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three month period		Six month period
	Ended June 30,		ended June 30,
	2004	2003	2004	2003
Revenues from operations (a)	$82,902	$59,358	$159,177	$119,230

Operating expense	29,712	22,884	55,958	44,884
Depreciation and amortization of real estate investments	14,260	9,214	25,152	19,488
Interest expense	17,814	18,244	36,471	38,312

	61,786	50,342	117,581	102,684

Income from operations before gain on sale of real estate and real estate investments and discontinued operations	21,116	9,016	41,596	16,546
Gain (loss) on sale of real estate and real estate investments	5	588	(8)	2,331
(Loss) income from discontinued operations, net of tax	377	(449)	50	2,229
(Loss) gain on sale of discontinued operations, net of tax	(132)	7,699	23,777	40,887

Net income	$21,366	$16,854	$65,415	$61,993

DDR Ownership interests (b)	$7,064	$7,094	$25,365	$17,531

Funds From Operations from joint ventures are summarized as follows:
Net income	$21,366	$16,854	$65,415	$61,993
Loss (gain) on sale of real estate and real estate investments, including discontinued operations	126	(5,125)	(23,988)	(40,815)
Depreciation and amortization of real estate investments	14,260	10,068	25,038	21,481

	$35,752	$21,797	$66,465	$42,659

DDR Ownership interests (b)	$11,065	$8,149	$23,741	$15,943

DDR Partnership distributions received, net	$20,738	$12,669	$49,054	$34,110

(a)	Revenues for the three month periods ended June 30, 2004 and 2003 included approximately $1.6 million and $0.7 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.3 million and $0.1 million, respectively. Revenues for the six month periods ended June 30, 2004 and 2003 included approximately $2.7 million and $1.6 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.5 million and $0.4 million, respectively.

(b)	Included in equity in net income of joint ventures for the six months ended June 30, 2004, is approximately $3.2 million of previously deferred gain related to the sale of joint venture property at the end of 2003. This amount was deferred until certain construction and leasing obligations were achieved.

The Company’s share of joint venture net income has been reduced by $0.1 million and $0.3 million for the three month periods ended June 30, 2004 and 2003, respectively, and by $0.2 million and $0.7 million for the six month periods ended June 30, 2004 and 2003, respectively, to reflect additional basis depreciation.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

At June 30, 2004 and 2003, the Company owned joint venture interests relating to 74 and 54 shopping center properties, respectively. In addition, at June 30, 2004 and 2003, respectively, the Company, through a joint venture, owned an interest of approximately 25% in 69 and 80 shopping center sites formerly owned by Service Merchandise, respectively.

(E)	Minority Equity Interests are comprised of the following (in thousands):

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2004	2003	2004	2003
Minority interests	$342	$391	$914	$843
Preferred Operating Partnership Units	—	—	—	2,236
Operating Partnership Units	624	482	1,196	859

	$966	$873	$2,110	$3,938

(F)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2004	2003	2004	2003
Revenues	$—	$988	$145	$1,853

Expenses:
Operating	—	2,852	94	2,975
Interest	—	177	19	356
Depreciation	—	377	38	652

	—	3,406	151	3,983

		(2,418)	(6)	(2,130)
Minority interests	—	—	(4)	—
Gain (loss) on sales of real estate	—	1,206	(693)	1,206

	$—	$(1,212)	$(703)	$(924)

(G)	For the three and six month periods ended June 30, 2003, the Company previously reported an impairment charge of $2.6 million which was reflected as an add back to FFO similar to a loss on sale of real estate. In accordance with comments recently received from the SEC, this charge has been reflected in FFO available to common shareholders for 2003 which resulted in the previously reported FFO of $58.6 million and $102.9 million or $0.68 per share (basic) and $0.67 per share (diluted) and $1.30 per share (basic) and $1.28 per share (diluted) for the three and six month periods ended June 30, 2003 being adjusted as reflected on the FFO calculation disclosed.

(H)	The cumulative effect of adoption of a new accounting standard (FIN 46) of approximately $3.0 million is attributable to the consolidation of a 50% owned shopping center property in Martinsville, Virginia and the minority partner’s share of cumulative losses.

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion, on a weighted average basis of 1.4 million and 1.1 million Operating Partnership Units (OP Units) outstanding at June 30, 2004 and 2003 into 1.3 million and 1.1 million common shares of the Company for the three month periods ended June 30, 2004 and 2003, respectively and 1.2 million and 1.0 million for the six month periods ended June 30, 2004 and 2003. The weighted average diluted shares and OP Units outstanding were 97.6 million and 87.8 million for the three month periods ended June 30, 2004 and 2003, respectively and 93.2 million and 80.1 million for the six month periods ended June 30, 2004 and 2003, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

Selected Balance Sheet Data:

	June 30, 2004	December 31, 2003
Assets:
Real estate and rental property:
Land	$1,372,811	$821,893
Buildings	4,116,399	2,719,764
Fixtures and tenant improvements	95,726	90,384
Construction in progress	288,388	252,870

	5,873,324	3,884,911
Less accumulated depreciation	(518,399)	(458,213)

Real estate, net	5,354,925	3,426,698
Cash	21,520	11,693
Restricted cash	—	99,340
Advances to and investments
in joint ventures	260,182	260,143
Notes receivable	18,133	11,741
Receivables, including straight line rent, net	92,543	76,509
Other assets, net	87,333	55,027

	$5,834,636	$3,941,151

Liabilities:
Indebtedness:
Revolving credit facilities	$449,500	$186,500
Variable rate unsecured term debt	350,000	300,000
Unsecured debt	1,360,322	838,996
Mortgage and other secured debt	1,075,292	757,635

	3,235,114	2,083,131
Dividends payable	53,063	43,520
Other liabilities	180,998	152,992

	3,469,175	2,279,643
Minority interests	57,671	47,438
Shareholders’ equity	2,307,790	1,614,070

	$5,834,636	$3,941,151

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	June 30,	December 31,
	2004	2003
Land	$697,755	$519,846
Buildings	1,915,782	1,692,367
Fixtures and tenant improvements	35,834	24,985
Construction in progress	38,102	38,018

	2,687,473	2,275,216
Accumulated depreciation	(114,148)	(118,755)

Real estate, net	2,573,325	2,156,461
Receivables, including straight line rent, net	44,877	47,165
Leasehold interests	27,656	28,895
Other assets	102,906	83,776

	$2,748,764	$2,316,297

Mortgage debt (a)	$1,593,210	$1,321,117
Notes and accrued interest
payable to DDRC	18,360	31,683
Amounts payable to other partners	42,026	32,121
Other liabilities	67,051	80,681

	1,720,647	1,465,602
Accumulated equity	1,028,117	850,695

	$2,748,764	$2,316,297

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $381.2 million and $368.5 million at June 30, 2004 and December 31, 2003, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2004

	Six Month	Six Month
	Period Ended	Period Ended
FINANCIAL HIGHLIGHTS	June 30	June 30		Year Ended December 31
(In Thousands Except Per Share Information)	2004	2003		2003		2002	2001	2000
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$114,476	$83,650	(7)	$189,056	(7)	$69,368 (7)	$65,111	$73,571
Depreciation and Amortization of Real Estate Investments	$55,966	$43,694		$93,173		$76,462	$63,200	$52,975
Equity in Net Income From Joint Ventures	$(25,164)	$(16,896)		$(52,917)		$(32,769)	$(17,010)	$(17,072)
Equity in Net Income From Minority Equity Investment	$0	$0		$0		$0	$(1,550)	$(6,224)
Joint Venture Funds From Operations	$23,742	$15,943		$47,942		$44,473	$31,546	$30,512
Minority Equity Investment Funds From Operations	$0	$0		$0		$0	$6,448	$14,856
Operating Partnership Minority Interest Expense	$1,197	$859		$1,770		$1,450	$1,531	$4,126
Non-Recurring & Extraordinary Charges	$3,001	$0		$0		$0	$2,895	$0
(Gain) Loss on Sales of Real Estate	$(28,799)	$(27,017)		$(67,352)		$454	$(16,688)	$(23,440)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$144,418	$100,233		$211,672		$159,439	$135,482	$129,303
PREFERRED DIVIDENDS	$23,122	$23,137	(7)	$51,204	(7)	$32,602 (7)	$27,262	$27,262

FUNDS FROM OPERATIONS	$167,540	$123,371		$262,877		$192,041	$162,744	$156,565

PER SHARE INFORMATION:
Funds From Operations — Diluted	$1.55	$1.25		$2.51		$2.42	$2.38	$2.19
Net Income — Diluted	$1.24	$1.06		$2.27		$1.07	$1.17	$1.31
Cash Dividends	$0.92	$0.82		$1.69		$1.52	$1.48	$1.44
WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	93,239	80,119		84,319		65,910	56,957	59,037
TOTAL MARKET CAPITALIZATION (1)	$7,602,014	$5,118,378		$5,551,748		$3,460,243	$2,982,461	$2,490,917
DEBT TO TOTAL MARKET CAPITALIZATION (1)	42.51%	41.33%		37.42%		43.10%	43.87%	49.28%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC	52.35%	50.14%		48.68%		48.26%	47.18%	47.82%
DIVIDEND PAYOUT RATIO (1)	60.92%	67.26	%(8)	66.03	%(8)	60.93%	62.53%	65.19%
GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.95%	5.32%		5.35%		4.80%	4.25%	4.27%
GENERAL AND ADMINISTRATIVE EXPENSES	$21,495	$18,913		$40,820		$29,392	$24,175	$20,449
REVENUES:
DDR Revenues	$273,840	$225,154		$478,696		$360,778	$324,148	$285,416
Joint Venture Revenues	$160,049	$130,640		$284,158		$251,905	$244,663	$193,275

TOTAL REVENUES (3)	$433,889	$355,794		$762,853		$612,683	$568,811	$478,691

NET OPERATING INCOME:
DDR Net Operating Income	$208,018	$172,617		$356,348		$272,764	$248,838	$225,371
Joint Venture Net Operating Income	$103,522	$82,169		$184,927		$167,573	$166,545	$136,440

TOTAL NET OPERATING INCOME (4)	$311,540	$254,786		$541,274		$440,337	$415,383	$361,811

REAL ESTATE AT COST:
DDR Real Estate at Cost	$5,873,324	$3,867,153		$3,884,911		$2,804,056	$2,493,665	$2,161,810
Joint Venture Real Estate at Cost (5)	$2,687,473	$2,012,103		$2,275,216		$1,785,165	$1,862,515	$1,522,493

TOTAL REAL ESTATE AT COST (6)	$8,560,797	$5,879,255		$6,160,127		$4,589,221	$4,356,179	$3,684,302

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.

(6)	Includes construction in progress (CIP) at June 30, 2004 of $326.5 million (includes $38.1 million of CIP included in joint ventures, of which $9.6 million represents the Company’s proportionate share), and at December 31, 2003, 2002, 2001, 2000 CIP aggregated $290.7 million $237.8 million, $287.7 million and $305.4 million, respectively.

(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 and $4,990,000 for the six months ended June 30, 2003 pursuant to EITF topic NO. D-42.

(8)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2004

	Six Month
	Period Ended
	June 30	Year Ended December 31
MARKET CAPITALIZATION & FINANCIAL RATIOS	2004	2003	2002	2001	2000
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$3,231,806	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Total Market Capitalization*	$7,602,014	$5,551,748	$3,460,243	$2,982,461	$2,490,917

	42.51%	37.42%	43.10%	43.87%	49.28%
DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS,
INVESTMENTS AND NOTES RECEIVABLE	52.35%	48.68%	48.26%	47.18%	47.82%
DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$3,613,009	$2,446,026	$1,878,575	$1,688,904	$1,550,398
Total Market Capitalization *	$7,983,217	$5,920,216	$3,847,336	$3,363,064	$2,813,740

	45.26%	41.32%	48.83%	50.22%	55.10%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	55.10%	53.79%	54.20%	53.85%	54.54%
INTEREST COVERAGE RATIO:
Interest Expense	$55,688	$90,162	$77,208	$81,770	$77,030
FFO Before Interest and Preferred Dividends *	$223,227	$353,039	$287,586	$263,595	$248,896

	4.01	3.92	3.72	3.22	3.23
DEBT SERVICE COVERAGE RATIO:
Debt Service *	$63,040	$101,890	$83,958	$88,764	$82,103
FFO Before Interest and Preferred Dividends *	$223,227	$353,039	$287,586	$263,595	$248,896

	3.54	3.46	3.43	2.97	3.03
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$86,162	$142,385	$129,353	$135,107	$124,666
FFO Before Interest and Preferred Dividends *	$223,227	$353,039	$287,586	$263,595	$248,896

	2.59	2.48	2.22	1.95	2.00
DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$87,973	$146,846	$100,531	$84,721	$84,297
Funds From Operations exclusive of charge associated with preferred stock redemption	$144,418	$222,382	$164,983	$135,482	$129,303

	0.61	0.66	0.61	0.63	0.65

*	See Attached for Detail Calculation

(1)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2004

	Six Month
	Period Ended
	June 30	Year Ended December 31
	2004	2003	2002	2001	2000
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	102,215	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,410	1,129	911	1,038	1,051

Total	103,625	87,554	67,520	60,493	55,932
Share Price	$35.3700	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$3,665,208	$2,939,190	$1,484,762	$1,155,410	$744,592
Preferred Shares at Book Value	$705,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$3,231,806	$2,077,558	$1,491,481	$1,308,301	$1,227,575

TOTAL MARKET CAPITALIZATION	$7,602,014	$5,551,748	$3,460,243	$2,982,461	$2,490,917

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	102,215	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,410	1,129	911	1,038	1,051

Total	103,625	87,554	67,520	60,493	55,932
Share Price	$35.3700	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$3,665,208	$2,939,190	$1,484,762	$1,155,410	$744,592
Preferred Shares at Book Value	$705,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$3,231,806	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Proportionate Share of JV Debt	$381,203	$368,468	$387,094	$380,604	$322,823

TOTAL MARKET CAPITALIZATION	$7,983,217	$5,920,216	$3,847,336	$3,363,064	$2,813,740

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2004

	Six Month
	Period Ended
	June 30	Year Ended December 31
	2004	2003	2002	2001	2000
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$5,873,324	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Cash and Cash Equivalents	$21,520	$111,033	$16,371	$19,070	$4,243
Notes Receivable	$18,133	$9,813	$11,662	$5,221	$4,824
Advances and Investments in Joint Ventures	$260,182	$262,072	$258,611	$255,327	$260,927
Minority Equity Investment	$0	$0	$0	$0	$135,028

	$6,173,160	$4,267,829	$3,090,699	$2,773,281	$2,566,831

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$5,873,324	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Notes Receivable or Proportionate Share Thereof	$43,973	$41,018	$50,521	$22,000	$42,187
Minority Equity Investment	$0	$0	$0	$0	$135,028
Proportionate Share of JV Undepreciated Real Estate Assets	$639,969	$621,113	$611,224	$620,688	$503,902

	$6,557,266	$4,547,043	$3,465,801	$3,136,353	$2,842,926

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$144,418	$211,672	$159,439	$135,482	$129,303
Interest Expense	$55,688	$90,162	$77,208	$81,770	$77,030
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$23,122	$51,204	$50,939	$46,343	$42,563

	$223,227	$353,039	$287,586	$263,595	$248,896

DEBT SERVICE
Interest Expense	$55,688	$90,162	$77,208	$81,770	$77,030
Recurring Principal Amortization	$7,352	$11,728	$6,750	$6,994	$5,073

	$63,040	$101,890	$83,958	$88,764	$82,103

FIXED CHARGES
Debt Service	$63,040	$101,890	$83,958	$88,764	$82,103
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$23,122	$40,494	$45,395	$46,343	$42,563

D-42 dividend	$86,162	$142,385	$129,353	$135,107	$124,666

Market Capitalization and Financial Ratios 2.2

Common Shares Equity (2) $3,665.2 48% Perpetual Preferred Stock $705.0 9% Fixed Rate Unsecured Debt $1,257.0 17% Floating Rate Unsecured Debt $100.0 1% Construction Finance $82..0 1% Variable Rate Revolving Credit and Term Debt $749.5 10% Fixed Rate Revolving Credit Debt $50 1% Mortgage Debt (3) $993.3 13% (1) Figures in millions unless otherwise noted. (2) Market Value ($35.37 per share as of June 30, 2004) includes operating partnership units equivalent to approximately 1.4 million of the Company's Common shares. (3) Does not include proportionate share of joint venture debt aggregating $381.2 million. $7.6 Billion Total Capitalization as of June 30, 2004 (1) (2) (3)

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Significant Accounting Policies

Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures and Tenant Improvements	Useful lives, which approximate lease terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.

•	Construction in progress includes shopping center developments and significant expansions and re-developments.

Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the six month period ended June 30, 2004 and the years ended December 31, 2003, 2002, 2001 and 2000, the Company capitalized interest of $4.8 million, $11.4 million, $9.5 million, $12.9 million and $18.2 million, respectively.

•	In addition, the Company capitalized certain construction administration costs of $3.5 million for the six month period ended June 30, 2004 and $5.1 million, $4.5 million, $3.3 million and $3.2 million for the years ended December 31, 2003, 2002, 2001 and 2000, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined

Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Six Month Period
	June 30,
	2004	2003
Total Revenues DDR	$273,694	$222,950
Total Revenues DDR Combined Joint Ventures	159,177	119,230
Operating and Maintenance — DDR	(32,314)	(28,210)
Real Estate Taxes — DDR	(35,772)	(26,400)
Operating and Maintenance — DDR Combined Joint Ventures	(55,958)	(44,884)

Combined NOI	$308,827	$242,686

Total Same Store NOI	$159,965	$157,870	1.3%
Property NOI from other operating segments	148,862	84,816

Combined NOI	$308,827	$242,686

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO) to reflect the adjustment of preferred dividend charges in accordance with EITF Topic No. D-42

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2004	2003	2004	2003
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$74,295	$57,140	$114,476	$83,650
Depreciation and Amortization of Real Estate Investments	31,208	23,973	55,966	43,694
Equity in Net Income From Joint Ventures	(6,943)	(6,797)	(25,164)	(16,896)
Joint Venture Funds From Operations	11,065	8,149	23,741	15,943
Operating Partnership Minority Interest Expense	625	482	1,197	859
Gain on Sales of Real Estate	(28,639)	(27,017)	(28,799)	(27,017)
Cumulative effect of adoption of a new accounting standard	—	—	3,001	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$81,611	$55,930	$144,418	$100,233

Preferred dividend charges in accordance with EITF Topic No. D-42	12,517	11,262	23,122	23,137

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$94,128	$67,192	$167,540	$123,370

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Six Month Period Ended June, 2004

	Six Months
	Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		December 31,		December 31,		December 31,	December 31,
	2004		2003		2002		2001	2000
Acquisitions/Transfers	$2,052.9	(2)	$1,363.6	(4)	$298.6	(6)	$289.3 (8)	$81.1 (9)
Completed Expansions	21.5		26.8		8.0		13.7	13.6
Developments & Construction in Progress	130.0		104.6		66.4		72.9	81.2
Tenant Improvements & Building Renovations (1)	3.9		6.3		7.3		6.1	6.3
Furniture Fixtures & Equipment	0.5		1.9		2.3		2.5	0.4

	2,208.8		1,503.2		$382.6		$384.5	$182.6
Less: Real Estate Sales & Joint Venture Transfers	(220.4	)(3)	(422.4	)(5)	($72.2	)(7)	($52.7)	($89.1)

Total DDR Additions (Millions)	$1,988.4		$1,080.8		$310.4		$331.8	$93.5

(1)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $8.0 million associated with its wholly owned and consolidated portfolio during 2004.

(2)	Includes the consolidation of certain joint venture assets aggregating $37.1 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(3)	In addition to the sales listed in the disposition section, this balance includes the sale of several outparcels with an aggregate cost of $13.1 million. This balance also includes the transfer of nine assets with an aggregate cost of $198.6 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Coon Rapids, MN, Asheville, NC, Erie, PA, Murfreesboro, TN, Nashville, TN, Monaca, PA, Merriam, KS, and two properties located in Fayetteville, AR.

(4)	Includes the merger of JDN and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(5)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(6)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(7)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(8)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

(9)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Wholly Owned and Consolidated Acquisitions
for the Six Month Period Ended June, 2004

			Cost	Acquisition
Property Location	GLA	(1)	(Millions)	Date	Major Tenants
Benderson Development Company	11,859,665		$1,897.3	05/14/04	Portfolio of 87 operating properties located in 11 states.

Total	11,859,665		$1,897.3

(1)	GLA may include property managed, but not owned.

Wholly Owned and Consolidated Dispositions
for the Six Month Period Ended June, 2004

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Trinidad, CO	63,836	$1.0	2/13/2004
North Olmsted, OH	64,950	5.6	3/17/2007

Total	128,786	$6.6

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Six Month Period Ended June, 2004

Projects Completed

N. Little Rock, AR	Demolished the former Kmart space to construct a Bed, Bath & Beyond (opened 9/02), Sports Authority (opened 8/03), and Michael’s (opened 04/04).

Aurora, OH	Expansion of the existing center to create a 38,000 sf Marquee Theatre (opened 05/04).

Tiffin, OH	Retenanting the former Kmart with Marquee Theatre (opened 06/04) and 15,000 sf of additional retail space.

Monaca, PA	Expansion of the existing center to create 38,000 sf Cinemark Theater (opened 06/04) and 6,160 sf of retail space.

Total Net Cost (Millions)	$21.5

Projects in Progress

Gadsden, AL	Break-up of 64,400 sf building to create 20,000 sf Fred’s (opened 05/04) and two mid-size retail units.

Brandon, FL	Recapture 23,391 sf from The Sports Authority and release to PetsMart (will open 3rd quarter).

Tallahassee, FL	Retenanting of former Lowe’s with Bealls (open 04/04), Cato and It’s Fashion.

Suwanee, GA	Retenanting of former K-Mart with PetsMart and Shoe Gallery (opened 03/04).

Starksville, MS	Retenanting of former Wal-Mart with Lowe’s Home Improvements and the relocation of Dollar Tree, Cato, It’s Fashion and Hibbetts (all relocated tenants opened 1st quarter 2004).

Hendersonville, NC	Recapture of former Wal-Mart space; demolition of 45,000 sq ft for Epic Theater, Big Lots and 32,000 sf of retail space.

Princeton, NJ	Expansion of the existing center to create a 37,200 sf Babies ‘R Us and additional 39,600 sf of retail space.

Brentwood, TN	Recapture The Sports Authority space and release the space to Ross Dress for Less and other retail tenants.

Chattanooga, TN	Retenanting of former K-Mart with Hobby Lobby (scheduled to open 3rd quarter 2004) and Fresh Market (opened 04/04)

Total Net Cost (Millions)	$27.0

Projects to Commence Construction

Allentown, PA	Construction of 18,200 sf outparcel building for retail tenants.

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Wholly Owned and Consolidated Development Projects
for the Six Month Period Ended June, 2004

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants
Projects Substantially Completed
Hamilton, NJ	506,461	$79.6	1st Half 2004	Wal-Mart, Lowe’s, BJ’s Wholesale, Kohl’s, Michaels, PetsMart, Famous Footwear, Ross Dress for Less, Pier One, Linens ‘N Things, Shop-Rite, and Barnes & Noble (scheduled to open 4th quarter 2004)
Irving, TX	312,126	$28.4	2004	Wal-Mart, Sam’s Club, Kohl’s, PetsMart, Marquee Theater, Office Max
Projects in Progress
Long Beach, CA (The Pike at Rainbow Harbor) Phase I	346,233	$128.8	2nd Half 2003 and 2004	CinemarkTheater, Gameworks, Carnival Club, Gladstones, Outback Steakhouse, Island Burgers, Bubba Gump Shrimp, California Pizza Kitchen, Kelly’s Coffee, Sharkies Woodfired Mexican Grill, Cold Stone Creamery, Candy Bouquet, Extreme Pizza, Great Steak and Potato Company, Laugh Factory, Auld Dubliner, Bucca di Beppo
Fort Collins, CO	18,540	$4.2	2004	Wal-Mart, Home Depot and additional small shops and outparcels
Miami, FL	609,606	$86.2	2006	To be announced
Overland Park, KS	94,183	$9.8	2004	Home Depot, Sam’s Club, Aldi’s Grocery, Party City, Goodyear Tire, Bank of America, Babies ‘R Us, Golf Galaxy and 8,400 sf of additional retail space
Chesterfield, MI	101,200	$13.3	2005	45,000 sf of small shop retail.
Lansing, MI	165,869	$14.3	2005	Wal-Mart, Lowe’s, Michael’s, Gander Mountain, Subway, Hallmark
St. Louis, MO	98,827	$14.0	2004	PetsMart, Office Max, Walgreens, Fashion Guys, EB Games, Crown Optical and other retail tenants to be announced
Apex, NC (Phase I & II)	461,244	$26.4	2004	Target, Lowe’s, Office Max, PetsMart, Linens ‘N Things, Hollywood Video, EB Games, GNC, Panera Bread, Sprint PCS, Q’Doba and other retail tenants and outparcels to be announced
Mt. Laurel, NJ	720,625	$58.4	2004 & 2005	Target, Wegman’s, Costco, Bed, Bath & Beyond, Lane Bryant, Payless Shoe Source, Panera Bread and other retail tenants and outparcels to be announced
Pittsburgh, PA	340,971	$27.0	2006	Target, Sportsmans Warehouse and other retail to be announced
Mesquite, TX	213,665	$28.9	1st Half 2004	Michael’s, Linens ‘N Things, Ross Dress for Less, Ultimate Electronics, Dress Barn, Famous Footwear, Pier 1
Projects to Commence Construction
Norwood, MA	115,147	$9.3	2006	To be announced
Freehold, NJ	499,204	$23.2	2005	Wal-Mart and Sam’s Club and other retail tenants and outparcels to be announced.
McKinney, TX (Phase II)	87,757	$7.3	2005	To be announced

Wholly Owned Development Totals	4,691,658	$559.1

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Wholly Owned and Consolidated Development
Assets Placed in Service as of June 30, 2004

Assets Placed in Service
Date	(Millions)
As of December 31, 2003	$179.6
1st Quarter 2004	$12.4
2nd Quarter 2004	$64.5
3rd Quarter 2004	$22.1
4th Quarter 2004	$40.8
Thereafter	$239.7

Total	$559.1

Wholly Owned and Consolidated Development
Funding Schedule as of June 30, 2004

Funded as of June 30, 2004	$426.9
Projected Net Funding During 2004	$30.4	(1)
Projected Net Funding Thereafter	$101.8	(1)

Total	$559.1

(1)	Amount will be reduced by the additional proceeds to be obtained through construction loans and proceeds from land sales.

Wholly Owned Development Delivery and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Consolidated Debt
as of June 30, 2004

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facility:
$650 Million Revolving Credit Facility		$425,000	(2)	05/06	2.983
$200 Million Term Loan		$200,000		05/06	2.030
$150 Million Term Loan		150,000		09/04	2.290
Secured Credit Facility:
$30 Million Revolving Credit Facility		24,500		06/06	2.140

Total Credit Facility Debt		799,500
PUBLIC DEBT:
Medium Term Notes	F	10,000		07/04	6.900
Medium Term Notes	F	5,000		07/04	6.940
Medium Term Notes	F	50,000	(3)	12/04	6.840
Medium Term Notes	F	1,000		11/05	7.280
Medium Term Notes	F	96,598	(4)	03/07	7.000
Medium Term Notes	F	10,000		07/07	6.950
Medium Term Notes	F	2,000		12/07	7.050
Medium Term Notes	F	99,908		01/08	6.625
Medium Term Notes	F	273,951		01/09	3.875
Medium Term Notes	F	299,591		07/10	4.625
Medium Term Notes	F	100,000		07/18	7.500
Medium Term Notes	F	248,967		04/11	5.250
Unsecured Notes	F	75,000		08/04	6.800
Unsecured Notes	F	85,000		08/07	6.950

Total Public Debt		1,357,015
MORTGAGE DEBT:
Plainville, CT	F	7,190		04/21	7.125
Bayonet Point, FL	F	5,327		08/06	9.750
Tupelo, MS	F	11,890		03/08	4.410
Jacksonville, FL	F	6,822		03/08	4.410
Denver, CO (Univ Hills)	F	29,131		06/12	7.300
Henderson, TN	F	9,510		01/19	7.660
Brown Deer, WI	F	3,015		08/09	7.750
Allentown, PA	F	18,960		06/21	6.950
Erie, PA	F	25,719		04/11	6.880
Erie, PA	F	2,968		04/11	6.880
Martinsville, VA	F	19,952		12/09	8.460
Boardman, OH	F	26,709		04/11	6.880
Solon, OH	F	16,471		03/08	4.410
St. Louis, MO (Sunset)	F	34,623		04/11	6.880
St. Louis, MO (Brentwood)	F	25,719		04/11	6.880

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Consolidated Debt
as of June 30, 2004 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate (1)
Cedar Rapids, IA	F	$10,214	01/20	9.375
St. Louis, MO (Olympic)	F	3,685	08/07	9.150
St. Louis, MO (Gravois)	F	2,014	07/12	8.625
St. Louis, MO (Keller)	F	1,743	01/10	8.625
N. Charleston, SC	F	11,793	03/08	4.410
Sault St. Marie, MI	F	2,952	05/07	8.375
Walker, MI	F	8,674	03/08	4.410
Detroit, MI	F	3,985	09/05	7.375
Mt. Pleasant, SC (GS II)	F	7,992	03/08	4.410
Meridian, ID (GS II)	F	25,827	03/08	4.410
Riverdale, UT (North)	F	9,102	10/20	9.300
Salt Lake City, UT (Hermes)	F	93	08/04	5.900
Birmingham, AL (GS II)	F	27,971	03/08	4.410
Wilmington, NC	F	21,441	03/08	4.410
Berlin, VT	F	4,940	08/07	9.750
Brainerd, MN	F	145	02/05	6.800
Spring Hill, FL	F	5,391	09/19	9.750
Denver, CO (Centennial)	F	38,579	04/11	6.880
West Pasco, FL	F	4,784	02/12	9.625
Princeton, NJ	F	26,222	03/27	8.262
Beachwood, Oh	F	4,033	07/13	7.640
Woodmont - Riverchase	F	8,051	01/13	5.500
Leawood, KS	F	51,963	07/09	7.310
Durham, NC	F	7,309	03/08	4.410
Dallas, TX (Carpenter)	F	28,217	01/08	7.250
Silver Springs, MD (Tech 29-1)	F	6,954	02/09	7.330
Silver Springs, MD (Tech 29-2)	F	3,512	09/06	9.050
Bellefontaine, OH	F	2,544	12/16	7.500
Dublin, OH	F	9,582	09/06	8.375
Pickerington, OH	F	4,401	12/06	8.250
Jamestown, NY (Southside Plaza)	F	1,845	04/13	7.600
Ithaca, NY	F	20,768	01/18	7.050
Columbus, OH (Consumer Square West)	F	14,499	11/15	10.070
Olean, NY	F	5,196	07/15	9.000
N. Charleston, SC	F	10,913	07/12	7.370
W. Long Branch, NJ (Monmouth)	F	15,989	07/13	8.570
Big Flats, NY (Big Flats I)	F	12,516	12/10	8.011
Mays Landing, NJ (Wrangleboro)	F	53,100	05/13	6.990
Plattsburgh, NY	F	12,221	12/10	8.000
Amherst, NY (Kmart/Blvd Cons. Square)	F	13,682	11/15	7.850
Tonawanda, NY (Tops/Gander Mtn.)	F	5,479	06/21	7.660
Big Flats, NY (Big Flats IV)	F	1,111	01/13	7.600

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Consolidated Debt
as of June 30, 2004 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate (1)
Lockport, NY (Walmart/Tops)	F	$14,145	01/16	8.000
Big Flats, NY (Big Flats II)	F	5,064	01/13	8.010
Amherst, NY (Tops Transit + French)	F	5,677	12/16	7.680
Amherst, NY (Target/Blvd Cons Square)	F	14,691	07/18	5.670
Medina, NY	F	4,212	11/16	7.660
Tonawanda, NY (Hollywood/Tops-Niagara)	F	6,620	05/17	7.630
Mays Landing, NJ (Hamilton)	F	17,147	09/15	4.700
Gates, NY (Westgate)	F	25,169	10/11	7.240
Rome, NY (Freedom Plaza)	F	4,866	09/16	7.850
Moorseville, NC	F	24,154	12/12	6.930
Alden, NY	F	4,633	10/19	8.100
Indian Train, NC (Union TC Ph I)	F	7,040	10/11	7.000
Cheektowaga, NY (Walmart Thruway)	F	5,364	10/17	6.780
Ashtabula, OH	F	6,975	12/11	7.000
Springville, NY	F	6,640	07/18	6.375
Niskayuna, NY (Mohawk)	F	26,913	12/18	5.750
Merriam, KS (TIF)	F	8,575	02/16	6.900
Hamilton, NJ	F	30,000	05/05	2.942
Hamilton, NJ	V	26,971	05/05	3.019
Princeton, NJ	V	24,999	09/25	2.869
San Antonio, TX	V	25,000	07/06	2.869
Apex, NC	V	12,650	06/05	2.869
Mt. Laurel, NJ	V	12,350	06/05	2.869

Total Mortgage Debt		1,075,292

Total Debt		$3,231,806
Adjustment for Reverse Swap		3,307 (5)
		$3,235,114

Weighted Average — Total			5.11 years	4.8%

Weighted Average — Fixed			6.68 years	5.9%

Weighted Average — Floating			1.36 years	2.3%

Notes:
F — Fixed Rate Debt       V — Variable Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost is offset by the fair market value adjustment.

2.	Senior debt of $50 million has been converted to a fixed rate of 2.02%.

3.	Public debt of $40 million has been converted to a variable rate of 3.655%. The remaining balance of $10 million is at the stated fixed rate.

4.	Public debt of $60 million has been converted to a variable rate of 3.196%. The remaining balance of $36.6 million is at the stated fixed rate.

5.	Offset included in other assets.

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of June 30, 2004
(000’s)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,190	7,190
Bayonet Point, FL			5,327									5,327
Tupelo, MS	273	287	300	313	10,852							12,025
Jacksonville, FL	156	164	172	180	6,227							6,900
Denver, CO (Univ Hills)	486	522	562	604	650	699	752	809	24,286			29,370
Henderson, TN	339	366	395	426	460	497	536	578	624	674	4,782	9,676
Brown Deer, WI	475	513	554	599	647	460						3,248
Allentown, PA	580	621	666	714	765	820	879	942	1,009	1,082	11,168	19,245
Erie, PA	250	273	293	314	331	360	386	23,641				25,847
Erie, PA	28	31	33	36	38	41	44	2,732				2,983
Martinsville, VA	182	203	221	241	258	18,936						20,041
Boardman, OH	259	283	303	325	343	373	400	24,556				26,842
Solon, OH	378	397	415	434	15,033							16,657
St. Louis, MO (Sunset)	335	366	392	421	444	483	518	31,836				34,795
St. Louis, MO (Brentwood)	250	273	293	314	331	360	386	23,641				25,847
Denver, CO (Centennial)	374	408	438	469	496	539	578	35,469				38,771
Cedar Rapids, IA	287	315	346	380	417	458	503	552	606	665	5,825	10,354
St. Louis, MO (Olympic)	306	335	367	2,826								3,835
St. Louis, MO (Gravois)	282	310	355	389	292	115	125	136	147			2,150
St. Louis, MO (Keller)	243	265	289	315	343	374	33					1,862
N. Charleston, SC	270	284	297	311	10,763							11,926
Sault St Marie, MI	911	990	1,079	418								3,398
Walker, MI	199	209	219	229	7,917							8,772
Detroit, MI	2,800	3,189										5,989
Mt. Pleasant, SC	183	193	201	211	7,294							8,082
Meridian, ID	592	623	651	681	23,573							26,120
Riverdale, UT (North)	238	261	287	315	345	379	415	456	500	548	5,475	9,218
Salt Lake City, UT	315											315
Birmingham, AL	642	674	705	737	25,530							28,288
Wilmington, NC	492	517	541	565	19,570							21,684
Berlin, VT				4,940								4,940
Brainerd, MN ( K-Mart)	140	75										215
Spring Hill, FL	154	170	187	206	227	251	276	304	335	370	2,985	5,467
West Pasco, FL									4,784			4,784
Princeton, NJ	323	358	389	423	454	499	543	590	636	697	21,468	26,381
Beachwood, OH	183	332	359	387	420	451	487	525	567	349		4,059
Hoover, AL (Riverchase)	108	116	122	129	136	145	153	162	170	6,864		8,104
Leawood, KS	1,038	1,117	1,201	1,292	1,390	46,435						52,473
Durham, NC	168	176	184	193	6,672							7,392
Bellefontaine, OH	123	133	143	154	166	179	193	208	224	241	842	2,604

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of June 30, 2004 (con’t)
(000’s)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
Dublin, OH	248	270	9,185									9,704
Pickerington, OH	202	219	4,079									4,500
Dallas, TX (Carpenter)	455	489	525	565	26,406							28,440
Silver Springs, MD (Tech 29-1)	145	158	170	183	196	6,173						7,025
Silver Springs, MD (Tech 29-2)	85	93	3,376									3,554
Jamestown, NY (Southside Plaza)	84	153	165	178	193	208	225	242	262	147		1,856
Ithaca, NY	541	980	1,052	1,128	1,210	1,298	1,393	1,494	1,603	1,720	8,424	20,844
Columbus, OH (Consumer Square West)	205	380	420	465	514	568	628	694	767	848	9,040	14,527
Olean, NY	162	298	326	357	390	427	467	511	559	611	1,087	5,196
N. Charleston, SC	106	192	206	222	239	257	277	298	9,131			10,927
W. Long Branch, NJ (Monmouth)	692	1,269	1,382	1,506	1,640	1,786	1,945	2,119	2,307	1,440		16,086
Big Flats, NY (Big Flats I)	871	1,592	1,724	1,867	2,022	2,190	2,371					12,636
Mays Landing, NJ (Wrangleboro)	1,078	1,953	2,094	2,245	2,407	2,581	2,767	2,967	3,181	31,980		53,251
Plattsburgh, NY	851	1,554	1,683	1,823	1,974	2,138	2,315					12,338
Amherst, NY (Kmart/Blvd Cons Square)	440	802	868	938	1,015	1,097	1,187	1,283	1,388	1,500	3,226	13,744
Tonawanda, NY (Tops/Gander Mtn.)	93	170	183	198	213	230	249	268	290	312	3,286	5,492
Big Flats, NY (Big Flats IV)	32	58	63	68	73	79	86	92	100	466		1,117
Lockport, NY (Walmart/Tops)	441	805	872	944	1,022	1,107	1,199	1,298	1,406	1,523	3,591	14,207
Big Flats, NY (Big Flats II)	233	426	462	501	543	589	639	693	751	227		5,064
Amherst, NY (Tops Transit + French)	160	291	315	340	367	396	427	461	498	538	1,884	5,677
Amherst, NY (Target/Blvd Cons Square)	403	722	764	808	856	905	958	1,014	1,073	1,135	6,109	14,747
Medina, NY	120	219	236	255	275	297	320	346	373	403	1,367	4,212
Tonawanda, NY (Hollywood/Tops-Niagara)	178	324	350	377	407	439	474	511	552	595	2,412	6,620
Mays Landing, NJ (Hamilton)	682	1,213	1,271	1,332	1,396	1,463	1,534	1,607	1,684	1,765	3,296	17,243
Gates, NY (Westgate)	154	280	301	324	349	375	404	22,999				25,188
Rome, NY (Freedom Plaza)	227	253	273	295	319	345	374	404	437	472	1,507	4,907
Moorseville, NC	144	261	279	300	322	345	370	397	426	21,329		24,172
Alden, NY	81	148	160	173	188	208	246	266	289	313	2,572	4,644
Indian Train, NC (Union TC Ph I)	45	82	88	95	102	109	117	6,406				7,046
Cheektowaga, NY (Walmart Thruway)	147	265	284	304	325	348	372	398	426	456	2,062	5,384
Ashtabula, OH	45	81	87	93	100	107	115	6,384				7,013
Springville, NY	172	311	331	353	376	401	427	455	485	517	2,838	6,665
Niskayuna, NY (Mohawk)	703	1,260	1,335	1,414	1,497	1,585	1,679	1,778	1,883	1,994	11,884	27,012
Merriam, KS (TIF)											8,575	8,575
Princeton, NJ (Nassau Pav)											24,999	24,999
San Antonio, TX			25,000									25,000
Payments Made Through 6/30/04	-9,469											-9,469

Total — Property Mortgages	15,115	32,920	78,198	40,140	189,318	100,905	30,768	202,524	63,757	81,781	157,894	993,320

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of June 30, 2004 (con’t)
(000’s)

	2004	2005	2006		2007	2008	2009	2010	2011	2012	2013
	Payments	Payments	Payments		Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
CONSTRUCTION LOANS
$25 Million Construction Loan (National City Bank)		25,000											25,000
Hamilton, NJ		56,971											56,971

Total — Construction Loans	0	81,971	0		0	0	0	0	0	0	0	0	81,971
DEBT OFFERINGS
Senior Notes	65,000	1,000			108,598	99,908	273,951	299,591	248,967			100,000	1,197,015
Unsecured Notes	75,000				85,000								160,000

Total — Debt Offerings	140,000	1,000	0		193,598	99,908	273,951	299,591	248,967	0	0	100,000	1,357,015
Total — Property Mortgages, Construction Loans & Debt Offerings	155,115	115,892	78,198		233,738	289,226	374,856	330,359	451,491	63,757	81,781	257,894	2,432,306
REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit (Bank One)			425,000	(1)									425,000
$200 Million Unsecured Credit (Bank One)			200,000	(1)									200,000
$150 Million Unsecured Credit (Bank of America)	150,000 (1)												150,000
$30 Million Revolving Credit (National City Bank			24,500	(1)									24,500

Total — Debt	305,115	115,892	727,698		233,738	289,226	374,856	330,359	451,491	63,757	81,781	257,894	3,231,806

Notes:

(1) Balance at June 30, 2004 on revolving credit facilities.

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2004

		RVIP III B			RVIP VIII		Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	Community Centers	Four	Five
Real Estate Assets	$55.8	$79.5	$31.7	$217.6	$27.0	$0.0	$0.0	$249.8
Accumulated Depreciation	(1.6)	(6.1)	(3.3)	(15.6)	(0.5)	0.0	0.0	(30.5)

Real Estate, net	54.2	73.4	28.4	202.0	26.5	0.0	0.0	219.3

Receivables, Net	1.5	1.1	0.8	3.7	0.1	0.8	(0.1)	6.2
Other assets	1.8	1.9	1.2	10.2	2.5	3.1	0.0	6.2

	$57.5	$76.4	$30.4	$215.9	$29.1	$3.9	($0.1)	$231.7

Mortgage Debt	$40.0	$53.8	$18.5	$128.8	$23.3	$0.0	$0.0	$156.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.4	2.3	0.5	18.1	(0.1)	3.8	0.0	3.4

	40.4	56.1	19.0	146.9	23.2	3.8	0.0	159.4
Accumulated equity (deficit)	17.1	20.3	11.4	69.0	5.9	0.1	(0.1)	72.3

	$57.5	$76.4	$30.4	$215.9	$29.1	$3.9	($0.1)	$231.7

Proportionate share of other assets/liabilities, net	$0.7	$0.2	$0.4	($0.9)	$0.7	$0.0	($0.0)	$4.5

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended June 30, 2004

		RVIP III B			RVIP VIII		Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	Community Centers	Four	Five
Revenues from operations	$3.2	$6.0	$2.4	$12.9	$3.0	($0.1)	$0.0	$17.3
Rental operation expenses	(1.1)	(1.9)	(1.3)	(4.6)	(0.6)	(0.3)	0.0	(5.3)

Net operating income	2.1	4.1	1.1	8.3	2.4	(0.4)	0.0	12.0
Depreciation and amortization expense	(0.5)	(1.0)	(0.5)	(2.5)	(0.4)	0.0	0.0	(2.2)
Interest expense	(0.4)	(0.8)	(0.7)	(1.8)	(1.1)	0.0	0.0	(5.3)

Income (loss) before gain on sale	1.2	2.3	(0.1)	4.0	0.9	(0.4)	0.0	4.5
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	(0.1)	0.0	0.0	0.3	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	5.0	0.0	0.0	19.1	0.0

Net income (loss)	$1.2	$2.3	($0.1)	$8.9	$0.9	($0.4)	$19.4	$4.5
DDR Ownership interest	***	***	***	***	20%	***	35%	50%

	$0.2	$1.0	$0.0	$3.0	$0.2	$0.4	$6.8	$2.2
Minority Interest	0.0	(0.1)	0.0	(0.3)	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1

	$0.2	$0.9	$0.0	$2.7	$0.2	$0.4	$6.8	$2.3

Proportionate share of net operating income	$0.4	$1.6	$0.3	$2.2	$0.6	($0.1)	$0.0	$6.0

Funds From Operations (“FFO”):
Net income (loss)	$1.2	$2.3	($0.1)	$8.9	$0.9	($0.4)	$19.4	$4.5
Depreciation of real property	0.5	1.0	0.5	2.5	0.2	0.0	0.1	2.2
(Gain) loss on sale	0.0	0.0	0.0	(5.0)	0.0	0.0	(19.1)	0.0

	$1.7	$3.3	$0.4	$6.4	$1.1	($0.4)	$0.4	$6.7
DDR ownership interest	***	***	***	***	20%	***	35%	50%

DDR FFO	$0.4	$1.3	$0.1	$1.7	$0.3	$0.4	$0.1	$3.3

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2004

					Lennox
	Community	Community			Town	Sun Center	Dublin Village	Washington
	Centers Seven	Centers Eight	Merriam (6)	Kildeer, IL	Center (2)	Limited (2)	(2)	Park (3)
Real Estate Assets	$15.7	$26.7	$0.0	$28.1	$21.1	$25.8	$29.7	$0.6
Accumulated Depreciation	(1.1)	(2.1)	0.0	(1.3)	(3.4)	(5.5)	(12.8)	0.0

Real Estate, net	14.6	24.6	0.0	26.8	17.7	20.3	16.9	0.6

Receivables, Net	0.3	1.0	0.0	0.3	1.7	0.8	0.2	0.0
Other assets	0.1	0.6	0.0	0.6	0.7	1.0	1.2	0.0

	$15.0	$26.2	$0.0	$27.7	$20.1	$22.1	$18.3	$0.6

Mortgage Debt	$9.9	$17.7	$0.0	$19.5	$18.8	$21.4	$0.0	$0.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.3	0.4	0.0	0.6	1.1	0.6	1.2	0.0

	10.2	18.1	0.0	20.1	19.9	22.0	1.2	0.0
Accumulated equity (deficit)	4.8	8.1	0.0	7.6	0.2	0.1	17.1	0.6

	$15.0	$26.2	$0.0	$27.7	$20.1	$22.1	$18.3	$0.6

Proportionate share of other assets/liabilities, net	$0.1	$0.6	$0.0	$0.0	$0.6	$1.0	$0.2	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended June 30, 2004

					Lennox
	Community Centers	Community Centers			Town	Sun Center	Dublin Village	Washington
	Seven	Eight	Merriam (6)	Kildeer, IL	Center (2)	Limited (2)	(2)	Park (3)
Revenues from operations	$0.9	$2.1	$2.4	$1.7	$2.3	$2.1	$1.0	$0.0
Rental operation expenses	(0.4)	(0.7)	(0.7)	(0.4)	(0.6)	(0.4)	(0.2)	0.0

Net operating income	0.5	1.4	1.7	1.3	1.7	1.7	0.8	0.0
Depreciation and amortization expense	(0.1)	(0.2)	(0.4)	(0.3)	(0.2)	(0.4)	(0.4)	0.0
Interest expense	(0.4)	(0.7)	(0.7)	(0.5)	(0.8)	(0.9)	0.0	0.0

Income (loss) before gain on sale	0.0	0.5	0.6	0.5	0.7	0.4	0.4	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.0	$0.5	$0.6	$0.5	$0.7	$0.4	0.4	$0.0
DDR Ownership interest	50%	50%	50%	10%	50%	***	***	50%

	$0.0	$0.2	$0.3	$0.0	$0.3	$0.5	$0.3	$0.0
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	(0.1)	(0.1)	(0.3)	0.0

	$0.0	$0.2	$0.3	$0.0	$0.2	$0.4	$0.0	$0.0

Proportionate share of net operating income	$0.3	$0.7	$0.9	$0.1	$0.8	$1.3	$0.7	$0.0

Funds From Operations (“FFO”):
Net income (loss)	$0.0	$0.5	$0.6	$0.5	$0.7	$0.4	$0.4	$0.0
Depreciation of real property	0.1	0.2	0.4	0.3	0.2	0.4	0.4	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.1	$0.7	$1.0	$0.8	$0.9	$0.8	$0.8	$0.0
DDR ownership interest	50%	50%	50%	10%	50%	***	***	50%

DDR FFO	$0.1	$0.4	$0.5	$0.1	$0.5	$0.8	$0.7	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2004

									Sansone
		Littleton, CO		Coon Rapids,			Service	Jefferson County,	Group /
	DOTRS	(5)	Salisbury, MD	MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	DDRC LLC	DDR Markaz
Real Estate Assets	$24.9	$3.2	$2.1	$0.0	$27.4	$114.0	$133.4	$5.3	$0.2	$167.0
Accumulated Depreciation	(3.7)	0.0	(0.2)	0.0	(4.3)	(3.8)	(2.7)	(0.2)	0.0	(4.5)

Real Estate, net	21.2	3.2	1.9	0.0	23.1	110.2	130.7	5.1	0.2	162.5

Receivables, Net	1.0	0.0	0.1	0.2	0.8	2.4	8.3	0.0	2.1	1.9
Other assets	0.3	0.0	0.1	1.5	1.2	4.7	39.5	0.2	1.6	6.0

	$22.5	$3.2	$2.1	$1.7	$25.1	$117.3	$178.5	$5.3	$3.9	$170.4

Mortgage Debt	$11.0	$0.0	$1.8	$0.0	$17.5	$85.0	$74.1	$2.3	$0.0	$110.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	13.6	3.1	0.0	0.6
Other liabilities	(0.1)	0.1	0.0	1.4	0.5	1.1	51.3	0.1	0.7	2.5

	10.9	0.1	1.8	1.4	18.0	86.2	139.0	5.5	0.7	113.1
Accumulated equity (deficit)	11.6	3.1	0.3	0.3	7.1	31.1	39.5	(0.2)	3.2	57.3

	$22.5	$3.2	$2.1	$1.7	$25.1	$117.3	$178.5	$5.3	$3.9	$170.4

Proportionate share of other assets/liabilities, net	$0.7	$0.0	$0.1	$0.1	$1.0	$1.5	$9.0	$0.1	$1.5	$1.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5	$0.0	$0.0

Combining Statements of Operations for the period ended June 30, 2004

									Sansone
		Littleton, CO		Coon Rapids,			Service	Jefferson County,	Group /
	DOTRS	(5)	Salisbury, MD	MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	DDRC LLC	DDR Markaz
Revenues from operations	$1.8	$2.3	$0.2	$0.0	$2.5	$8.7	$10.4	$0.3	$5.6	$10.4
Rental operation expenses	(0.5)	(0.7)	0.0	(0.1)	(0.7)	(3.5)	(6.7)	(0.1)	(4.5)	(3.3)

Net operating income	1.3	1.7	0.2	(0.1)	1.8	5.2	3.7	0.2	1.1	7.1
Depreciation and amortization expense	(0.3)	(0.3)	0.0	0.0	(0.3)	(1.3)	(2.2)	(0.1)	0.0	(1.9)
Interest expense	(0.1)	(0.6)	(0.1)	0.0	(0.7)	(2.5)	(4.3)	(0.2)	0.0	(2.4)

Income (loss) before gain on sale	0.9	0.8	0.1	(0.1)	0.8	1.4	(2.8)	(0.1)	1.1	2.8
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(0.1)	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)	0.0	0.0	0.0

Net income (loss)	0.9	0.8	0.1	(0.1)	0.8	1.4	(3.1)	(0.1)	1.1	2.8
DDR Ownership interest	50%	50%	50%	***	67%	25%	25%	50%	***	***

	$0.5	$0.4	$0.0	$3.3	$0.5	$0.4	($0.8)	$0.0	$0.5	$0.6
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.1	0.0	0.0	0.0	(0.2)	0.0	0.0	0.0	(0.2)	0.1

	$0.6	$0.4	$0.0	$3.3 (7)	$0.3	$0.4	($0.8)	$0.0	$0.3	$0.7

Proportionate share of net operating income	$0.6	$0.8	$0.1	$0.0	$1.2	$1.3	$0.9	$0.1	$0.6	$1.8

Funds From Operations (“FFO”):
Net income (loss)	$0.9	$0.8	$0.1	($0.1)	$0.8	$1.4	($3.1)	($0.1)	$1.1	$2.8
Depreciation of real property	0.3	0.3	0.0	0.0	0.3	1.3	2.2	0.1	0.0	1.9
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$1.2	$1.1	$0.1	($0.1)	$1.1	$2.7	($0.9)	$0.0	$1.1	$4.7
DDR ownership interest	50%	50%	50%	***	67%	25%	25%	50%	***	***

DDR FFO	$0.6	$0.5	$0.0	$3.3 (7)	$0.8	$0.7	($0.2)	$0.0	$0.5	$1.1

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2004

	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	Ward Parkway	Totem Lakes	Phoenix Spectrum	Fund LLC	Management LLC	Total
Real Estate Assets	$49.2	$37.2	$45.7	$1,268.9	$0.0	$2,687.5
Accumulated Depreciation	(1.0)	(0.3)	(0.4)	(9.4)	0.0	(114.1)

Real Estate, net	48.2	36.9	45.3	1,259.5	0.0	2,573.4

Receivables, Net	0.9	0.0	0.6	7.7	0.5	44.9
Other assets	0.9	0.8	1.7	36.5	4.5	130.5

	$50.0	$37.7	$47.6	$1,303.7	$5.0	$2,748.8

Mortgage Debt	$31.5	$26.0	$39.0	$687.5	$0.0	$1,593.2
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.9	18.4
Other liabilities	1.0	0.2	1.1	9.6	6.7	109.0

	32.5	26.2	40.1	697.1	7.6	1,720.6
Accumulated equity (deficit)	17.5	11.5	7.5	606.6	(2.6)	1,028.2

	$50.0	$37.7	$47.6	$1,303.7	$5.0	$2,748.8

Proportionate share of other assets/liabilities, net	$0.2	$0.1	$0.2	$5.1	($0.1)	$28.5

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5

Combining Statements of Operations for the period ended June 30, 2004
v
	Coventry II
	DDR Ward	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	Parkway	Totem Lakes	Phoenix Spectrum	Fund LLC	Management LLC	Total
Revenues from operations	$3.4	$1.6	$2.8	$50.5	$1.2	$159.2
Rental operation expenses	(1.5)	(0.5)	(1.1)	(14.0)	(0.1)	(55.9)

Net operating income	1.9	1.1	1.7	36.5	1.1	103.3
Depreciation and amortization expense	(0.3)	(0.3)	(0.4)	(8.6)	(0.1)	(25.2)
Interest expense	(0.6)	(0.2)	(0.5)	(10.3)	0.0	(36.5)

Income (loss) before gain on sale	1.0	0.6	0.8	17.6	1.0	41.6
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	23.8

Net income (loss)	1.0	0.6	0.8	17.6	1.0	$65.4
DDR Ownership interest	20%	***	***	***	50%

	$0.2	$0.1	$0.2	$3.5	$0.5	$25.4
Minority Interest	0.0	0.0	0.0	0.0	0.0	(0.4)
Amortization of basis differential	0.0	0.0	0.0	0.4	0.0	(0.2)

	$0.2	$0.1	$0.2	$3.9	$0.5	$24.8

Proportionate share of net operating income	$0.4	$0.2	$0.3	$7.2	$0.5	$31.9

Funds From Operations (“FFO”):
Net income (loss)	$1.0	$0.6	$0.8	$17.6	$1.0	$65.4
Depreciation of real property	0.3	0.3	0.4	8.6	0.1	25.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	(24.0)

	$1.3	$0.9	$1.2	$26.2	$1.1	$66.4
DDR ownership interest	20%	***	***	***	50%

DDR FFO	$0.3	$0.2	$0.2	$4.8	$0.5	$23.8

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

(1) Amounts may differ slightly from actual results, due to rounding.

(2) Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3) Represents undeveloped land.

(4) The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected in DDR Consolidated Statement of Operations The joint venture’s total related party interest expense for the six months ended June 30, 2004 totaled $2.2 million, of which $0.6 million, or approximately 25%, is reflected in revenues from operations in the Company’s Consolidated Statement of Operations.

(5) In the first quarter of 2004, the Company acquired the operating shopping center owned by the joint venture. An undeveloped parcel of land remains in the joint venture.

(6) In the second quarter of 2004, the property was purchased by DDR/Macquarie Fund LLC. The Company retained a 14.5% ownership in the property through its ownership of the acquiring joint venture.

(7) In the first six months of 2004, the Company recognized $3.3 million of previously deferred gain related to the sale of joint venture property at the end of 2003. A portion of the Company’s gain on sale was deferred until certain construction and leasing obligations were achieved.

*** See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place - Long Beach, CA

Major Tenants:	Wal-Mart
Albertson’s
Ross Dress for Less
Nordstrom Rack
Savon
Anna’s Linens

Partnership Structure

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR

Management Fee:	3.50%
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$4.2
PREI	12.7
Coventry	0.2

Total Capital	$17.1

Debt	$40.0

Total Debt & Equity	$57.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL
Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico’s
Century Theater

Partnership Structure

RVIP IIIB

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR

Management Fee:	3.5%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDRC	$4.9
Prudential	14.4
Coventry	1.0

Total Capital	$20.3

Debt	$53.8

Total Debt & Equity	$74.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	The joint venture consists of the following four properties:

	Ten Quivira Plaza - Shawnee, KS		Devonshire Village - Olathe, KS
	Cherokee North - Overland Park, KS		Brywood Center - Kansas City, MO

Major Tenants:	Price Chopper	La Petite Academy
	Big Lots	Osco Drug
	Dollar General	Deal$
	Sherwin Williams	Westlake Hardward
Eckerd Drug
Hollywood Video

Partnership Structure

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR

Management Fee:	3.50%
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)

Capital Structure (in millions)

DDR	$2.8
PREI	8.4
Coventry	0.1

Total Capital	$11.4

Debt	$18.5

Total Debt & Equity	$29.9

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following seven properties:

	San Ysidro Village - San Ysidro, CA		Downtown Pleasant Hill - Pleasant Hill, CA
	Olympiad Plaza - Mission Viejo, CA		Richmond City Center - Richmond, CA
	Plaza at Puente Hills - City of Industry, CA		Puget Park Shopping Center - Everett, WA
Valley Central Shopping Center - Lancaster, CA

Major Tenants:	Office Depot	Michael’s
	Century Theater	Staples
	Ross Stores	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	T.J. Maxx	Kroger
	Cinemark	Marshalls

Partnership Structure

Equity Contribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR

Management Fee:	3.20%
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	.63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)

DDR	$13.3
PREI	52.3
Coventry	3.4

Total Capital	$69.0

Debt	$128.8

Total Debt & Equity	$197.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	RVIP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@TECH.RIDGE - Austin, TX
Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Ultimate Electronics
	PetsMart	Office Depot
Ross Dress for Less

Partnership Structure

RVIP VIII

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR)
once limited partners have received a 10% preferred return and return of equity

Fees to DDR

Management Fee:	3.5%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10 (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)

DDRC	$1.5
Prudential	4.5
Coventry	(0.1)

Total Capital	$5.9

Debt	$23.3

Total Debt & Equity	$29.2

*	Fees shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center - Ahwatukee, AZ	Maple Grove Crossing - Maple Grove, MN
	Arrowhead Crossing - Phoenix, AZ	Tanasbourne Town Center - Portland, OR
	Eagan Promenade - Eagan, MN	Eastchase Market - Fort Worth, TX

Major Tenants:	AMC Theatre	Gander Mountain	Oshman’s Sporting Goods
	Ashley Homestores	Haggan’s	Petco
	Babies ‘R Us	Kohl’s Department	Petsmart
	Barnes & Noble	Linens ‘N Things	Pier One
	Bassett Furniture	Mac Frugal’s	Ross Dress for Less
	Bed Bath & Beyond	Mervyn’s (not owned)	Staples
	Byerly’s	Michael’s	Stein Mart
	Circuit City	Nordstrom Rack (not owned)	Target (not owned)
	Comp USA	Office Depot	TJ Maxx
	Cub Foods (not owned)	Office Depot (not owned)	Toys ‘R Us (not owned)
	Ethan Allen (not owned)	OfficeMax	United Artists Theatre
	Famous Footwear	Old Navy

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$36.15
DRA Advisors	36.15

Total Capital	$72.3

Debt	$156.0

Total Debt & Equity	$228.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) - Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$2.39
DRA Advisors	2.39

Total Capital	$4.8

Debt	$9.9

Total Debt & Equity	$14.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center - Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$4.0
DRA Advisors	4.0

Total Capital	$8.0

Debt	$17.7

Total Debt & Equity	$25.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer - Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% - DDR
90% - DRA Advisors

Cash Flow Distribution:	10% - DDR
90% - DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$0.8
DRA Advisors	6.8

Total Capital	$7.6

Debt	$19.5

Total Debt & Equity	$27.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center - Columbus, OH
Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% - DDR
50% - Casto Properties

Cash Flow Distribution:	50% - DDR
50% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$0.1
Casto Properties	0.1

Total Capital	$0.2

Debt	$18.8

Total Debt & Equity	$19.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center - Columbus, OH
Major Tenants:	Babies ‘R Us
Big Bear
Michael’s
Rhodes Furniture
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% - DDR
20.55% - Casto Properties

Cash Flow Distribution:	79.45% - DDR
20.55% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$0.079
Casto Properties	0.002

Total Capital	$0.1

Debt	$21.4

Total Debt & Equity	$21.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center - Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% - DDR
19.988% - Casto Properties

Cash Flow Distribution:	80.012% - DDR
19.988% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$13.7
Casto Properties	3.4

Total Capital	$17.1

Debt	$—

Total Debt & Equity	$17.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons - Macedonia, Ohio

Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)
Partnership Structure
Equity Contribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio
Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$5.78
The State Teachers Retirement Board	5.78

Total Capital	$11.6

Debt	$11.0

Total Debt & Equity	$22.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Dress Barn

Partnership Structure
Ownership Percentage:	50% - DDR
50% - PDK Commons Phase III L.C.

Cash Flow Distribution:	50% - DDR
50% - PDK Commons Phase III L.C.
Fees to DDR
Management Fee:	4%
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$0.126
PDK Salisbury LLC	0.126

Total Capital	$0.3

Debt	$1.8

Total Debt & Equity	$2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway - Phoenix, AZ
Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples
Partnership Structure
Equity Contribution:	67% - DDR
33% - Churchill Family Trust

Cash Flow Distribution:	67% - DDR
33% - Churchill Family Trust
Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 - 10,000 square feet
$2.50 per square foot for spaces 10,000 - 25,000 square feet
$2.00 per square foot for spaces 25,000 - 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)

DDR	$4.74
Churchill Family Trust	2.33

Total Capital	$7.1

Debt	$17.5

Total Debt & Equity	$24.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado - Pasadena, CA

Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Macy’s
Pacific Theaters
Partnership Structure
Equity Contribution:	25% - DDR
75% - Lehman Brothers

Cash Flow Distribution:	25% - DDR
75% - Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.
Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$7.8
Lehman Brothers	23.3

Total Capital	$31.1

Debt	$85.0

Total Debt & Equity	$116.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 70 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc.. The Joint Venture also owns designation rights to 4 assets for which it has not obtained final title through the bankruptcy court. These assets are in the process of being designated to the Joint Venture. In total, these properties are located in 27 states across the United States.

Partnership Structure

Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)
DDR	$22.2
Klaff	11.1
Lubert-Adler	55.5
Random Properties Acquisition Corp. I	1.3

Total Capital	$90.1	(1)

Payable to DDR	$0.50

Existing Debt	$74.1

Debt to be Assumed	$1.8	(2)

Total Debt & Equity	$166.5

(1)	Total capital includes member equity loans to the joint venture of $50.6 million as of June 30, 2004, of which DDR’s proportionate share is $13.1 million.

(2)	Represents the maximum amount of debt that could be assumed by the Joint Venture concurrent with the designation of the final 4 undesignated properties.

Developers Diversified Realty
Quarterly Financial Supplemental
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$
Partnership Structure
Equity Contribution:	50% - DDR
50% - The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% - DDR
50% - The Sansone Group
Fees to DDR
Management Fee:	1.50%
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)

DDRC	$(0.08)
The Sansone Group	(0.08)

Total Capital (1)	$(0.2)

Payable to DDR	$3.1

Debt	$2.3

Total Debt & Equity	$5.2

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Joint Venture Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza – Richmond, CA	Highland Grove Shopping Center– Highland, IN
	Derby Square – Grove City, OH	Springfield Commons Shopping Center – Toledo, OH
	Oviedo Park – Oviedo, FL	Apple Blossom Corners – Winchester, VA
North Pointe Plaza – Tampa, FL

Major Tenants:	Babies R Us (not owned)	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ‘N Things	Wal-mart (not owned)
Lowe’s (not owned)

Partnership Structure
Equity Contribution:	80% - Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% - DDR

Cash Flow Distribution:	80% - Markaz
20% - DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.
Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$11.5
Markaz	45.9

Total Capital	$57.4

Payable to DDR	$0.6

Debt	$110.0

Total Debt & Equity	$168.0

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO
Major Tenants:	Target (not owned)
Dilliards
Pier One
TJ Maxx
AMC Theater
24 Hour Fitness
Dick’s
Steinmart

Partnership Structure

Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR

Management Fee:	3% of gross income for stabilized property (95% leased)
4% of gross income for unstabilized property
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)

Capital Structure (in millions)

Coventry II Fund	$14.0
DDR	3.5

Total Capital	$17.5

Debt	$31.5

Total Debt & Equity	$49.0

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall - Kirkland, WA
Major Tenants:	Guitar Center
Trader Joe’s
Big 5 Sporting Goods
Totem Lake Theater
Rite Aid
Ross Dress For Less
Famous Footwear
CompUSA

Partnership Structure

Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR

Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

Coventry II Fund	$9.2
DDR	2.3

Total Capital	$11.5

Debt	$26.0

Total Debt & Equity	$37.5

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall - Phoenix, AZ
Major Tenants:	Wal-Mart
Costco
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear

Partnership Structure

Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR

Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

Coventry II Fund	$6.0
DDR	1.5

Total Capital	$7.5

Debt	$39.0

Total Debt & Equity	$46.5

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplement
For the six month period ended June 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint ventures consist of the following 33 properties:

	Union Consumer Square - Cheektowaga, NY	The Plazas at Great Northern - North Olmsted, OH
	Walden Consumer Square - Cheektowaga, NY	Riverdale Village - Coon Rapids, MI
	Dick’s Plaza - Cheektowaga, NY	Midway Marketplace - St Paul, MI
	Walden Place - Cheektowaga, NY	River Hills Shopping Center - Asheville, NC
	Borders Books - Cheektowaga, NY	Township Marketplace - Monaca, PA
	Eastgate Plaza- Clarence, NY	The Marketplace - Nashville, TN
	Premier Place - Clarence, NY	BJ’s Batavia - Batavia, NY
	Regal Cinemas - Clarence, NY	Tops Plaza - Batavia, NY
	Jo-Ann Plaza - Clarence, NY	Batavia Commons - Batavia, NY
	Barnes & Noble - Clarence, NY	Towne Center - Murfreesboro, TN
	New Hartford Consumer Square - Utica, NY	Perimeter Pointe - Atlanta, GA
	Merriam Town Center - Merriam, KS	Woodfield Village Green - Schaumburg, IL
	Spring Creek Center - Fayetteville, AR	Fairfax Towne Center - Fairfax, VA
	Steele Crossing - Fayetteville, AR	Belden Park Crossings - Canton, OH
	Carillon Place - Naples, FL	Independence Commons - Independence, MO
	Town Center Prado - Marietta, GA	Erie Marketplace - Erie, PA
Shopper’s World - Framingham, MA

Major Tenants:	AMC Theatres	Home Depot	Regal Cinemas w/ IMAX
	Babies ‘R Us	General Cinema	Ross Dress for Less
	Barnes & Noble	Goody’s	Safeway
	Bed Bath & Beyond	JCPenney	Sam’s Club
	Best Buy	Jordan Marsh/Federated	Shop ‘n Save
	BJ’s Wholesale Club	Kohl’s	Sports Authority
	Bobs	L.A. Fitness Sports Clubs	Stein Mart
	Books-A-Million	Linens ‘N Things	Target
	Borders Books	Lowe’s	TJ Maxx
	Carmike Cinemas	Marc’s	Tower Records
	Cinemark Theaters	Marshalls	Toys ‘R Us
	Circuit City	Media Play	Ulta Salon
	Container Store	Michael’s	United Artists Theatre
	Costco (not owned)	Nordstrom Rack	Winn Dixie
	Crunch Fitness	Off 5th	Jo-Ann Stores
	Dick’s Sporting Goods	Office Depot	Old Navy (Gap, Inc.)
	Dollar Tree	OfficeMax	Wal-Mart
	DSW Shoe Warehouse	PetsMart
	Hen House	Publix

Partnership Structure
Equity Contribution:	14.5% - DDR	Cash Flow Distribution:	14.5% - DDR
	2.75% - Macquarie Bank Limited (“MBL”)		2.75% - MBL
	82.75% - Macquarie DDR Trust (“MDT”)		82.75% - MDT
Promote:	Quarterly Base and Performance special income allocations to DDR and MBL

Joint Venture Partnership Summaries 4.2

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Sponsor’s Fee	.5% of MDT’s interest in US LLC assets payable upon the Australian initial public offering
Acquisition Fees	Up to 1.0% gross asset value
Disposition Fee	Market rate up to 1%
Debt Placement Fee	Up to 50bp of the total amount of long term financing
Due Diligence Fee	12.5bp of MDT’s prorata interest in the purchase price of the acquisition

Capital Structure (in millions)

DDR	$87.5
MBL	16.6
MDT	499.9

Total Capital	$604.0

Payable to DDR	$1.0

Debt	$687.5

Total Debt & Equity	$1,292.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Six Month Period Ended June 30, 2004

	Six Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,		December 31,		December 31,
	2004		2003		2002		2001		2000
Acquisitions/Transfers	$630.9	(2)	$1,221.7	(4)	$53.0		$213.1		$91.2	(9)
Completed Expansions	10.3		9.7		9.0		2.3		6.2
Developments & Construction in Progress	8.0		120.1		48.6		103.7		114.7
Tenant Improvements & Building Renovations (1)	0.0		0.6		1.6		4.9		1.9
Other Real Estate Investments	0.0		0.0		161.8	(6)	0.0		0.0
Minority Equity Investment in AIP	0.0		0.0		0.0		(135.0	) (8)	(2.2)

	$649.2		$1,352.1		$274.0		$189.0		$211.8
Less: Real Estate Sales and Dispositions	($237.0	) (3)	($781.5	) (5)	($361.4	) (7)	($16.9)		($115.9	) (10)

Joint Venture Totals (Millions)	$412.2		$570.6		($87.4)		$172.1		$95.9

(1) The Company estimates recurring capital expenditures, including tenant improvements, of $.7 million associated with its joint venture portfolio during 2004.

(2) In addition to the attached schedule of joint venture acquisitions this balance includes $7.9 for the purchase of Poag & McEwen’s interest in RVIP IIIB.

(3) In addition to the sales listed in the disposition section which had an aggregate cost of $80.1 this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shoppings centers which had an aggregate cost of $107.3 million and $49.6 million of adjustments due to GAAP presentation including FIN 46.

(4) Balance includes the $87.7 million of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO.

(5) In addition to the assets sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(6) Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(7) Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(8) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(9) Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(10) Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Joint Venture Acquisitions
for the Six Month Period Ended June 30, 2004

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Kirkland, WA	290,708	$37.0	1/21/2004	20.00%	Coventry II
Phoenix, AZ	1,134,062	$45.6	3/3/2004	20.00%	Coventry II
Macquarie DDR Trust	4,040,427	$540.4 (1)	5/14/2004	14.50%	Macquarie Bank Limited

Total	5,465,197	$623.0

(1) Approximately $299.6 million was acquired from Benderson Development Company and approximately $240.8 was acquired from DDR.

Joint Venture Dispositions
for the Six Month Period Ended June 30, 2004

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Puente Hills, CA	297,998	$33.0	1/8/2004	20.00%	Prudential & Coventry Real Estate Partners
San Antonio, TX	320,345	$58.0	1/22/2004	35.00%	DRA Advisors
Service Merchandise locations	279,745	$7.5	Various	25.00%	Various

Total	898,088	$98.5

Joint Venture Acquisitions and Dispositions 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Joint Venture Expansion and Redevelopment Projects
for the Six Month Period Ended June 30, 2004

	DDR’s	Joint
	Ownership	Venture
Projects Substantially Complete	Percentage	Partner	Description
Deer Park, IL	24.75%	Prudential Real Estate Investors	Expansion of the existing center to create a 50,000 sf Century Theater (opened 06/04) and to create an additional 23,800 sf of small retail specialty shops and two outparcels.

Total Cost (Millions)	$13.9

Projects in Progress	Percentage
Merriam, KS	14.50%	MDT	Expansion of the 7,300 sf outparcel for additional retail tenants

Total Cost (Millions)	$1.1

Projects to Commence	Percentage
Phoenix, AZ	20.00%	Coventry II	Relocation of several existing tenants to accommodate an anchor tenant, several junior anchors and other retail tenants to be announced.
Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocation of the existing Wal-Mart discount store, sale to Wal-Mart for a Supercenter in an area previously occupied by House to Home and Costco. Relocation of existing 99 Cent store and the redemise of the former Wal-Mart discount store for three junior anchors.
Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate several mid-size anchors and other retail tenants to be announced.
Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, small shops and restaurants to be announced.

Joint Venture Expansions and Redevelopment 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Joint Venture Development Projects
for the Six Month Period Ended June 30, 2004

					DDR’s
		DDR’s	Joint	Total	Proportionate	Substantial
	Total	Ownership	Venture	Cost	Cost	Completion
Projects in Progress	GLA	Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants
Jefferson County (St. Louis), MO	330,051 (1)	50.0%	Sansone	$9.7	$4.9	2004	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty
Projects to Commence Construction
Apex, NC (Phase III)	434,408	80.0%	First Carolina	$37.7	$30.1	2005	To be announced
			Properties
Apex, NC (Phase IV)	277,235	20.0%	First Carolina	$27.0	$5.4	2005	To be announced
			Properties
San Antonio, TX	294,769	10.0%	David Berndt	$31.2	$3.1	2005	Target and other junior anchors to be announced.
			Interests &
			Coventry II

Joint Venture Development Totals	1,336,463			$105.6	$43.5

Notes:

(1) Includes square footage which will not be Company owned.

Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Joint Venture Development
Assets Placed in Service as of June 30, 2004

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2003	$4.5	$2.3
1st Quarter 2004	$0.0	$0.0
2nd Quarter 2004	$0.0	$0.0
3rd Quarter 2004	$0.0	$0.0
4th Quarter 2004	$1.5	$0.7
During 2005 and Thereafter	$99.6	$40.5

Total	$105.6	$43.5

Joint Venture Development
Funding Schedule as of June 30, 2004

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of June 30, 2004	$5.1	$0.0	$2.3	$7.4
Projected Net Funding During 2004	13.0	12.6	9.1	34.7
Projected Net Funding Thereafter	0.0	0.0	63.5	63.5

Total	$18.1	$12.6	$74.9	$105.6

Joint Venture Development Delivery and Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Joint Venture Debt
as of June 30, 2004

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III Long Beach, CA	V	40,000		03/07	Libor + 150
RVIP III B Deer Park, IL	V	53,791		07/06	Libor + 175
RVIP VI	F	18,508	(1)
RVIP VII	V	115,000	(2)	03/07	Libor + 140
	F	13,762	(2)
RVIP VIII	V	23,267		01/06	Libor + 175
DDRA Community Centers Five	F	156,000	(3)	10/05	6.64
DDRA Community Centers Seven Ahwatukee, AZ (Phase IV)	F	9,881		01/05	8.07
DDRA Community Centers Eight Deer Valley, AZ	F	17,650		09/10	8.01
DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.64
Lennox Town Center Limited Columbus, OH	F	18,818		07/22	8.11
Sun Center Limited	F	6,300		05/11	5.42
Columbus, OH	F	15,107		04/11	8.48
DOTRS LLC Macedonia, OH	V	10,963		09/06	Libor +100
DDRC PDK Salisbury Phase III LLC Salisbury, MD	F	1,848		04/06	7.61
KLA/SM LLC	V	44,540		12/04	Libor + 350
	F	12,683		11/13	6.2555
	F	16,837		10/13	6.365
Jefferson County Plaza, LLC Arnold, MO	V	2,288		05/05	Libor + 175
Paradise Village Gateway Phoenix, AZ	F	17,495		05/07	7.78
Paseo Colorado Holdings	F	55,000		02/06	5.78
Pasadena, CA	V	30,000		02/06	4.45
DDR Markaz	F	110,000	(4)	06/08	4.129
DDR Ward Parkway	V	31,500		08/06	Libor + 240

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Joint Venture Debt
as of June 30, 2004 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Coventry II DDR Totem Lakes	V	26,000		07/07	Libor + 215
Coventry II DDR Phoenix Spectrum	V	39,000		07/06	Libor + 275
DDR Maquarie
CRRV Perimeter One & Two	V	26,000		02/06	Libor + 211
	V	16,000		02/06	Libor + 550
$100 Million Revolving Credit Facility	F	9,100	(5)	11/05	4.913
Bank One	V	53,015	(5)	11/05	Libor + 137.5
Secured Financing	F	290,500	(6)	11/08	4.225
	F	165,250	(7)	06/09	4.180
	F	20,000	(7)	06/06	4.210
	V	29,750	(7)	06/06	Libor + 25
BJ’s Clarence	F	5,100		03/22	7.070
JoAnn Transit	F	3,753		08/13	6.250
New Hartford Consumer Square	F	39,002		11/18	5.750
Merriam Town Center	V	30,000		06/05	Libor + 205
		$1,593,210

Notes:

(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.16% and maturity dates ranging from October 2007 to November 2007.

(2)	Encumbers seven shopping center properties located in California and Washington with mortgage interest rates ranging from LIBOR+140 to 9.5% and maturity dates ranging from March 2007 to March 2020.

(3)	Encumbers six shopping center properties as follows:

Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR	Fort Worth, TX

(4)	Encumbers seven shopping center properties as follows:

Oviedo, FL	Tampa, FL	Grove City, OH
Richmond, CA	Highland, IN	Toledo, OH
Winchester, VA

(5)	Encumbers three shopping center properties as follows:

Canton, OH	St. Paul, MN	North Olmsted, OH

(6)	Encumbers seven shopping center properties as follows:

Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(7)	Encumbers ten shopping center properties as follows:

Clarence, NY	Monaca, PA	Nashville, TN
Cheektowaga, NY	Erie, PA	Coon Rapids, MN
Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Pro Rata Joint Venture Debt
as of June 30, 2004

	DDR’s	DDR’s
	Pro Rata	Pro Rata
Joint Venture	Interest	Debt (000's)
RVIP III Long Beach	25.54%	$10,216
RVIP III B	25.54%	13,738
RVIP VI	25.54%	4,727
RVIP VII	20.79%	26,770
RVIP VIII	25.54%	5,942
DDRA Comm Ctr Five	50.00%	78,000
DDRA Comm Ctr Seven	50.00%	4,941
DDRA Comm Ctr Eight	50.00%	8,825
DDRA Kildeer, LLC	10.00%	1,950
Lennox Town Center	50.00%	9,409
Sun Center	79.45%	17,008
DOTRS LLC	50.00%	5,482
DDRC PDK Salisbury	50.00%	924
KLA/SM LLC	24.63%	18,241
Jefferson County Plaza	50.00%	1,144
Paradise Village Gateway	67.00%	11,722
Paseo Colorado Holdings	25.00%	21,250
DDR Markaz	20.00%	22,000
DDR Ward Parkway	20.00%	6,300
Coventry II DDR Totem Lakes	20.00%	5,200
Coventry II DDR Phoenix Spectrum	20.00%	7,800
DDR Maquarie	14.49%	99,615

Total		$381,203

Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2004

Summary of Joint Venture Mortgage Principal Payments
as of June 30, 2004
(000's)

JOINT VENTURE	2004 Payments	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	Thereafter	Total
RVIP III (Long Beach, CA)				40,000								40,000
RVIP III B (Deer Park)			53,791									53,791
RVIP VI	269	293	317	17,761								18,640
RVIP VII	304	437	476	122,202	253	278	305	336	369	407	3,455	128,822
RVIP VIII			23,267									23,267
DDRA Community Centers Five		156,000										156,000
DDRA Community Centers Seven	89	9,836										9,925
DDRA Community Centers Eight	166	184	200	217	231	255	16,479					17,732
DDRA Kildeer, LLC (Kildeer, IL)				19,500								19,500
Lennox Town Center Limited	459	498	540	585	635	688	746	809	877	950	12,256	19,043
Sun Center Limited Principal Mutual Life Ins Co	406	442	480	523	569	619	674	11,594				15,306
Principal Mutual Life Ins Co	40	84	88	93	98	104	110	5,684				6,300
DOTRS LLC National City Bank	428	453	10,285									11,165
DDRC PDK Salisbury Phase III			1,848									1,848
KLA/SM LLC	44,540									29,521		74,061
Jefferson County Plaza LLC		2,288										2,288
Paradise Village Gateway	276	298	323	16,733								17,630
Paseo Colorado Holdings			85,000									85,000
DDR Markaz					110,000							110,000
DDR Ward Parkway			31,500									31,500
Coventry II DDR Totem Lakes				26,000								26,000
Coventry II DDR Phoenix Spectrum			39,000									39,000
DDR Macquarie CRRV Perimeter One & Two			42,000									42,000
Bank One $100M Revolver		62,115										62,115
Secured Financing			49,750		290,500	165,250						505,500
BJ;s Clarence	85	155	166	178	191	205	220	236	253	272	3,151	5,112
JoAnn Transit	179	323	344	366	390	415	441	470	500	351		3,779
New Hartford Consumer Square	1,027	1,842	1,951	2,066	2,188	2,317	2,454	2,599	2,752	2,915	17,036	39,147
Merriam Town Center		30,000										30,000
Payments through 6/30/04	-1,260											-1,260

Total — Debt	47,008	265,248	341,325	246,225	405,054	170,130	21,429	21,727	4,751	34,415	35,898	1,593,210

DEVELOPERS DIVERSIFIED REALTY

Company Features[1]

464	Shopping Centers (and interests in Retail Assets)[2]
13	Managed Shopping Centers
44	States (including managed properties)[2]
74.5	Million Sq. Ft. Owned[3]
101.6	Million Sq. Ft. Owned and Managed[2][3][4]
94.9% / 94.4%	% Leased / % Occupied[4]
507	Total Employees

1

464 Shopping Centers (and interests in Retail Assets) 13 Managed Shopping Centers 44 States (including managed properties) 74.5 Million Sq. Ft. Owned 101.6 Million Sq. Ft. Owned and Managed 94.9% / 94.4% % Leased / % Occupied 507 Total Employees Company Features (1) Includes Service Merchandise portfolio. Does not include 34 industrial and office properties. (2) Includes retail development projects in process. (3) Assumes 100% ownership of joint venture assets. (4) Core retail portfolio. (1) (2) (2) (3) (2) (3) (4) (4)

Growth in Square Footage [1]

660% increase in owned space over 11 years

GLA (Million Square Feet)
100
90
80
70
60
50
40
30
20
10
0
Managed
Non-owned
Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.5
20.6
1.4
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

(1) Includes Service Merchandise, but does not include developments.

2

'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Owned 10 13 19 21 25 28 36 39 40 45.3 54.1 74.5 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 20.6 Managed 4 5 5 5 4 5 5 9 5 0.7 0.2 1.4 Growth in Square Footage (1) 660% increase in owned space over 11 years (1) Includes Service Merchandise, but does not include developments. 13.2 9.8 19.3 20.6 24.7 27.6 36.3 38.6 39.6 45.3 54.1 74.5 20.6 1.4 GLA (Million Square Feet)

National Platform with Geographic Diversification

13.5 msf
13.3%
4.0 msf
3.9%
4.3 msf
4.2%
8.6 msf
8.5%
3.3 msf
3.2%
3.5 msf
3.4%
3.6 msf
3.5%
2.8 msf
3.2%
6.8 msf
6.7%
4.6 msf
4.5%
7.2 msf
7.1%

GLA by State

101.6 MSF / 44 States

3

National Platform with Geographic Diversification 4.3 msf 4.2% 13.5 msf 13.3% 8.6 msf 8.5% 6.8 msf 6.7% 7.2 msf 7.1% 4.6 msf 4.5% 3.6 msf 3.5% 4.0 msf 3.9% 2.8 msf 3.2% 101.6 MSF / 44 States GLA by State +10.0 MSF +5.0 - 10.0 MSF +3.0 - 5.0 MSF +1.0 - 3.0 MSF Less than 1.0 SF 3.3 msf 3.2% 3.5 msf 3.4%

Avg. Annualized Base Rental Rates[1]

(2)

Shop Space
Total Portfolio
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$14.85
$10.67
'87
'89
'91
'93
'95
'97
'99
'01
'03
'04

(2) Does not include Service Merchandise.

4

Avg. Annualized Base Rental Rates(1) (2) '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Total 4.38 4.81 4.93 5.27 5.35 5.37 5.6 5.89 7.6 7.85 8.49 8.99 9.2 9.66 10.03 10.2 10.7 10.67 Shops 7.09 7.41 7.87 8.25 8.29 8.37 8.56 9.02 10.54 10.87 11.69 12.39 12.69 13.66 14.02 14.5 15 14.85 (1) Excluding the impact of properties acquired from Benderson Development Company, total rents psf were $10.98 and shop rents were $15.89. (2) Does not include Service Merchandise. $14.85 $10.67 Shop Space Total Portfolio '87 '89 '91 '93 '95 '97 '99 '01 '03 '04

Jun. 30, 2004 376 $10.67 $14.85 Dec. 31,2003 274 $10.82 $15.55 Dec. 31,2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Period Ending Number of Properties Total Shop Space Annualized Base Rent/S.F. Avg. Annualized Base Rental Rates(1) (1) Excluding the impact of properties acquired from Benderson, total rents psf were $10.98 and shop rents were $15.89.

Lease Expirations by Year[1][2]

Anchor
Small Shop
% Total Base Rents by Class
15%
10%
5%
0%
2004
2005
2006
2007
2008

(1) Does not include Service Merchandise or development properties.

(2) Options not included.

6

2004 2005 2006 2007 2008 Anchor 0.009 0.019 0.02 0.032 0.036 Small Shop 0.053 0.111 0.13 0.131 0.129 Lease Expirations by Year(1)(2) (1) Does not include Service Merchandise or development properties. (2) Options not included. % Total Base Rents by Class

2004 16 $3.4 $5.37 517 $16.0 $12.80 2005 35 $7.3 $6.01 844 $33.1 $13.38 2006 35 $7.5 $6.16 862 $38.9 $14.49 2007 48 $12.1 $6.24 802 $39.3 $14.82 2008 53 $13.7 $6.87 694 $38.6 $14.77 2009 69 $20.5 $7.23 533 $36.5 $13.09 2010 78 $24.5 $8.05 207 $17.2 $15.56 2011 100 $38.1 $9.58 220 $22.6 $19.34 2012 91 $33.1 $8.91 156 $16.5 $20.26 2013 74 $27.2 $8.94 154 $14.2 $17.36 599 $187.4 $7.95 4,989 $272.9 $14.86 1,129 $376.6 $8.66 6,248 $300.0 $14.85 Year Leases Revenue Average/S.F. Leases Revenue Average/S.F. 2004-2013 Subtotal (1) Does not include Service Merchandise or development properties. Anchor Base Rent Shop Space Base Rent Lease Expirations by Year(1) (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned(1)(2) 1. Wal-Mart / Sam's Club 89 13.19 36 4.69 53 8.50 2. Target 36 4.36 11 1.31 25 3.05 3. Lowe's Home Improvement 30 3.92 14 1.77 16 2.15 4. Home Depot 32 3.39 12 1.18 20 2.21 5. Tops (Ahold) 39 2.40 37 2.27 2 0.13 6. Kohl's 28 2.38 26 2.21 2 0.17 7. T.J.Maxx / Marshall's 61 2.03 61 2.03 0 0.00 9. Kmart 16 1.47 16 1.47 0 0.00 8. Toys "R" Us / Babies "R" Us 38 1.43 29 1.04 9 0.39 10. PETsMART 58 1.30 58 1.30 0 0.00 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Assumes 100% ownership of joint ventures.

Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties. Reliance on Major Tenants (Owned Shopping Center GLA Only)(1)(2) Tops Market (Ahold) 37 $24.30 4.66% BB-/B1 Wal-Mart/Sam's Club 36 $22.36 4.29% AA/Aa2 T.J. Maxx/Marshall's 61 $11.80 2.26% A/A3 PETsMART 58 $11.72 2.25% BB/Ba2 Kohl's 26 $11.46 2.20% A-/A3 Bed Bath & Beyond 39 $10.67 2.05% BBB/NR Lowe's Home Improvement 14 $10.25 1.97% A/A2 Home Depot 12 $7.77 1.49% AA/AA3 Michaels 40 $7.55 1.45% BB+/Ba1 OfficeMax (Boise Cascade) 43 $7.40 1.42% BBB-/Baa3 Barnes & Noble 61 $7.09 1.36% BB/Ba3 Best Buy 16 $6.18 1.18% BBB/Baa3 Linens 'N Things 20 $6.11 1.17% NR/NR Old Navy/Gap/Banana Republic 37 $6.10 1.17% BB+/Ba2 Kroger 18 $6.06 1.16% BBB/Baa2 Toys "R" Us/Babies "R" Us 29 $5.87 1.13% BB/Ba2 Staples 27 $5.78 1.11% BBB-/Baa2 Dollar Tree 88 $5.77 1.11% NR/NR Ross Stores 28 $5.33 1.02% BBB/NR AMC Theater 6 $5.23 1.00% B/B3 Subtotal 696 $184.80 35.45% Total 7,509 $521.57 100.00%

Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) Wal-Mart/Sam's Club 36 $22.36 4.49% AA/Aa2 Tops Market (Ahold) 37 $15.52 3.12% BB-/B1 T.J. Maxx/Marshall's 61 $11.80 2.37% A/A3 PETsMART 58 $11.72 2.35% BB/Ba2 Kohl's 26 $11.46 2.30% A-/A3 Bed Bath & Beyond 39 $10.67 2.14% BBB/NR Lowe's Home Improvement 14 $10.25 2.06% A/A2 Michael's 40 $7.55 1.52% BB+/Ba1 OfficeMax (Boise Cascade) 43 $7.40 1.49% BBB-/Baa3 Barnes & Noble 61 $7.04 1.41% BB/Ba3 Home Depot 12 $7.00 1.41% AA/Aa3 Best Buy 16 $6.18 1.24% BBB/Baa3 Old Navy/Gap/Banana Republic 37 $6.10 1.23% BB+/Ba2 Linens 'N Things 20 $5.92 1.19% NR/NR Toys "R" Us/Babies "R" Us 29 $5.87 1.18% BB/Ba2 Staples 27 $5.78 1.16% BBB-/Baa2 Ross Stores 28 $5.33 1.07% BBB/NR Dollar Tree 88 $5.27 1.06% NR/NR AMC Theater 6 $5.23 1.05% B/B3 Dick's Sporting Goods 14 $5.07 1.02% NR/NR Subtotal 693 $173.52 34.86% Total 7,509 $497.68 100.00% (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties. Reliance on Major Tenants (Pro Forma Post-JV Transactions)(1)(2)

1 Tops Market (37) $24.30 4.66% 2 Wal-Mart/Sam's Club (36) $22.36 4.29% 3 T.J. Maxx/Marshall's (61) $11.80 2.26% 4 PETsMART (58) $11.72 2.25% 5 Kohl's (26) $11.46 2.20% 6 Bed Bath & Beyond (39) $10.67 2.05% 7 Lowe's Home Improvement (14) $10.25 1.97% 8 Home Depot (12) $7.77 1.49% 9 Michaels (40) $7.55 1.45% 10 OfficeMax (Boise Cascade) (43) $7.40 1.42% 11 Barnes & Noble (61) $7.09 1.36% 12 Best Buy (16) $6.18 1.18% 13 Linens 'N Things (20) $6.11 1.17% 14 Old Navy/Gap/Banana Republic (37) $6.10 1.17% 15 Kroger (18) $6.06 1.16% 16 Toys "R" Us/Babies "R" Us (29) $5.87 1.13% 17 Staples (27) $5.78 1.11% 18 Dollar Tree (88) $5.77 1.11% 19 Ross Stores (28) $5.33 1.02% 20 AMC Theater (6) $5.23 1.00% Subtotal 1-20 $184.80 35.45% Total Portfolio $521.57 100.00% 1 Wal-Mart/Sam's Club (36) 3.79 6.44% 2 Tops Market (Ahold) (37) 2.21 3.77% 3 Lowe's Home Improvement (14) 1.55 2.63% 4 Kohl's (26) 1.52 2.58% 5 T.J. Maxx/Marshall's (61) 1.51 2.56% 6 Kmart (16) 1.39 2.36% 7 PETsMART (58) 0.99 1.69% 8 Home Depot (12) 0.99 1.68% 9 Target (11) 0.97 1.65% 10 Kroger (18) 0.94 1.60% 11 Bed Bath & Beyond (39) 0.92 1.56% 12 Toys "R" Us/Babies "R" Us (29) 0.78 1.32% 13 OfficeMax (Boise Cascade) (43) 0.76 1.30% 14 Michaels (40) 0.71 1.21% 15 JC Penney (18) 0.68 1.15% 16 Dollar Tree (88) 0.65 1.10% 17 Staples (27) 0.55 0.93% 18 Best Buy (16) 0.55 0.93% 19 Beall's (14) 0.53 0.90% 20 BJ's Wholesale Club (7) 0.52 0.89% Subtotal 1-20 22.51 38.25% Total Portfolio 58.84 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue % Total Base Rent Major Tenant (units) ($Millions) Reliance on Major Tenants by GLA and Base Rental Revenues(1)(2) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties.

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
ALABAMA

1	BIRMINGHAM, AL / 5291 HWY 280 SOUTH	BROOK HIGHLAND PLAZA	35242	SC	1994/2003	1994	100.00%	423,393	$4,458,245	WINN DIXIE STORES #417(2014), RHODES#3029/MARKS FITZGERALD(2004), GOODY’S #165(2009), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION-4(2005), ROSS STORES #637(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL / 7001 CRESTWOOD BLVD	EASTWOOD FESTIVAL CENTER	35210	SC	1989/1999	1995	100.00%	297,721	$1,856,956	OFFICE DEPOT #43(2007), DOLLAR TREE(2009), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL / MONTGOMERY HWY	RIVERCHASE PROMENADE	35244	SC	1989	2002	100.00%	98,016	$1,090,354	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	GADSDEN, AL / 3010-3036 E. MEIGHAN BLVD	EAST SIDE PLAZA	35903	SC	1979/2004	2003	100.00%	85,196	$218,047	FRED’S(2009), FOOD WORLD(NOT OWNED)

5	OPELIKA, AL / 2300-2600 PEPPERELL PKWY	PEPPERELL CORNERS	36801	SC	1995	2003	100.00%	187,327	$1,159,191	Lowe’s #0398(2012), Winn-Dixie #409(2013), Goody’s 20921 - #121(2010)

6	SCOTTSBORO, AL / 24833 JOHN P REID PKWY	SCOTTSBORO MARKETPLACE	35766	SC	1999	2003	100.00%	40,560	$426,948	Goody’s #55(2011), WAL-MART(NOT OWNED)

ARIZONA

7	AHWATUKEE, AZ / 4711 EAST RAY RD	FOOTHILLS TOWNE CTR (II)	85044	SC	1996/1997/1999	1997	50.00%	640,587	$9,613,990	BASSETT FURNITURE(2010), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), BABIES R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMAX #743(2012), JO-ANN, ETC. #1917(2010), BEST BUY #177(2014)

8	PHOENIX, AZ / TATUM & SHEA BLVDS	PARADISE VILLAGE GATEWAY	85028	SC	1997/2004	2003	67.00%	223,243	$4,066,898	BED BATH & BEYOND(2011), ROSS(2007), PETSMART #1071(2015), STAPLES #0395(2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

9	PHOENIX, AZ / 2805 WEST AGUA FRIA FREEWAY	DEER VALLEY TOWNE CENTER	85027	SC	1996	1999	50.00%	197,009	$2,966,905	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAEL’S #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

10	PHOENIX, AZ / 7553 WEST BELL RD	ARROWHEAD CROSSING	85382	SC	1995	1996	50.00%	346,430	$4,066,762	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY — #3362-1(2016), OSHMAN’S SPORTING GOODS, #690(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT

11	PHOENIX, AZ / 1703 WEST BETHANY HOME RD	PHOENIX SPECTRUM MALL	85015	SC	1961	2004	20.00%	456,921	$7,202,499	COSTCO WHOLESALE CORP #665(2020), ROSS DRESS FOR LESS(2013), PETsMART(2044), HARKINS THEATRE(2002), SPECTRUM CINEMAS(2005), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

ARKANSAS

12	FAYETTEVILLE, AR / 464 E. JOYCE BLVD	SPRING CREEK CENTRE	72703	SC	1997/1999/2000/ 2001	1997	14.50%	262,827	$2,910,565	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #6169(2005), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

13	FAYETTEVILLE, AR / 3533-3595 N. SHILOH DR	STEELE CROSSING	72703	SC	2001	2003	14.50%	50,293	$1,266,007	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
14	N. LITTLE ROCK, AR / 4124 EAST MCCAIN BLVD	MCCAIN PLAZA	72117	SC	1991/2004	1994	100.00%	262,763	$1,789,718	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014), Michael’s Stores(2014), SPORTS AUTHORITY(2013)

15	RUSSELLVILLE, AR / 3093 EAST MAIN STREET	VALLEY PARK CENTRE	72801	SC	1992	1994	100.00%	272,245	$1,724,355	WAL-MART STORES #58(2011), STAGE #301(2010), J.C. PENNEY #351(2012)

CALIFORNIA

16	CITY OF INDUSTRY, CA / 17647-18271 GALE AVENUE	PLAZA AT PUENTE HILLS	91748	SC	1987	2001	20.00%	218,540	$3,117,370	OFFICE DEPOT, INC.(2012)

17	LANCASTER, CA / 44707-44765 VALLEY CENTRAL WAY	VALLEY CENTRAL - DISCOUNT	93536	SC	1990	2001	20.00%	336,403	$3,842,291	WAL-MART #1563(2010), MOVIES 12/ CINEMARK(2017), MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), COSTCO(NOT OWNED)

18	LONG BEACH, CA / 95 SOUTH PINE AVE	CITY PLACE	90802	SC	2002/2003/2004	1	24.75%	290,047	$5,655,727	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), MRS. FIELDS(2013), ALBERTSON’S(NOT OWNED)

19	MISSION VIEJO, CA / 23002-23072 ALICIA PKWY	OLYMPIAD PLAZA	92691	SC	1989	2001	20.00%	45,600	$1,343,080

20	OCEANSIDE, CA. / 401-409 MISSION AVENUE	OCEAN PLACE CINEMAS	92054	SC	2000	1	100.00%	80,450	$1,090,336	REGAL CINEMAS(2014)

21	PASADENA, CA / 280 EAST COLORADO BLVD	PASEO COLORADO	91101	LC	2001	2003	25.00%	550,150	$10,549,917	GELSON’S MARKET(2021), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J. JILL(2012), DELMONICOS SEAFOOD(2012), P.F. CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

22	PLEASANT HILL, CA. / 2255 CONTRA COSTA BLVD	DOWNTOWN PLEASANT HILL	94523	SC	1999/2000	2001	20.00%	347,678	$6,187,020	ALBERTSON’S(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND #261(2010), ROSS STORES #449(2010)

23	RICHMOND, CA / 3401 BLUME DRIVE	HILLTOP PLAZA	94806	SC	1996/2000	2002	20.00%	244,859	$3,647,055	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS #375(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY#3374(2017), CENTURY THEATRE(2016)

24	RICHMOND, CA / MACDONALD AVENUE	RICHMOND CITY CENTER	94801	SC	1993	2001	20.00%	76,692	$1,222,508	FOOD 4 LESS/FOODSCO(2013)

25	SAN FRANCISCO, CA / 1000 VAN NESS AVENUE	VAN NESS PLAZA 215	94109	SC	1998	2002	100.00%	123,755	$4,458,420	AMC VAN NESS 14 THEATRES(2030), CRUNCH FITNESS INT’L, INC.(2008)

26	SAN YSIDRO, CA / CAMINO DE LA PLAZA	SAN YSIDRO VILLAGE	92173	SC	1988/2003	2000	20.00%	152,668	$2,616,162	ROSS DRESS FOR LESS #672(2014), MARSHALLS #0515(2013), K-MART(NOT OWNED)

COLORADO

27	ALAMOSA, CO / 145 CRAFT DRIVE	ALAMOSA PLAZA	81101	SC	1986	1, 2	100.00%	19,533	$104,805	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

28	AURORA, CO / 5400-5820 SOUTH PARKER	PIONEER HILLS	80012	SC	2002	2003	100.00%	127,643	$2,372,191	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
29	BROOMFIELD, CO / 1 WEST FLATIRON CIRCLE	FLATIRON MARKETPLACE GARDEN	80021	SC	2001	2003	100.00%	245,217	$5,244,912	Best Buy(2016), Office Depot(2016), Nordstrom(2011), Linen’s ‘N Things(2017), GREAT INDOORS(NOT OWNED)

30	DENVER, CO / 7777 E. HAMPDEN	TAMARAC SQUARE	80231	SC	1976	2001	100.00%	172,554	$1,801,580

31	DENVER, CO / 9555 E. COUNTY LINE RD	CENTENNIAL PROMENADE	80223	SC	1997/2002	1997	100.00%	408,337	$6,144,265	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E. HOLDINGS, INC.(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT

32	DENVER, CO / 2730 SOUTH COLORADO BLVD	UNIVERSITY HILLS	80222	SC	1997	2003	100.00%	244,383	$3,620,662	Linens N Things #119(2013), Pier One Imports(2014), Officemax #416(2012), King Soopers/Krogers(2047)

33	FORT COLLINS. CO / MULBERRY ST. & S. LEMAY AVE.	MULBERRY AND LEMAY CROSSINGS	80525	SC	1	2003	100.00%	18,988	$361,593	HOME DEPOT(NOT OWNED)

34	LITTLETON, CO / 7301 SOUTH SANTA FE	ASPEN GROVE	80120	LC	2002	1	100.00%	247,504	$7,063,372	COLDWATER CREEK(2011), TALBOTS(2012), ANN TAYLOR(2012), J. CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J. JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHIERS(2012), BUCA di BEPPO (2

35	PARKER, CO / SOUTH PARKER RD	FLATACRES MARKETCENTER	80134	SC	2004	1	100.00%	108,642	$1,708,111	BED BATH & BEYOND #605(2014), GART SPORTS(2014), MICHAEL’S #3751(2013)

36	PARKER, CO / 11153-11183 SOUTH PARKER RD	PARKER PAVILIONS	80134	SC	2001	2003	100.00%	77,787	$1,399,112	Office Depot #2165(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

CONNECTICUT

37	PLAINVILLE, CT / I-84 & RTE 9	CONNECTICUT COMMONS	06062	SC	1999/2001	1	100.00%	419,271	$5,810,396	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), DICK’S SPORTING GOODS(2020), A.C. MOORE(2014), OLD NAVY #6187(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED), LOEW’S THEATRE(NOT OWNED)

38	WATERBURY, CT / 899 WOLCOTT STREET	KMART PLAZA	06705	SC	1973	1, 2	100.00%	124,310	$417,500	K MART #3152(2003), JO-ANN STORES #0254(2010)

FLORIDA

39	BAYONET POINT, FL / US 19 & SR 52	POINT PLAZA	34667	SC	1985/2003	1, 2	100.00%	209,720	$1,341,448	PUBLIX SUPER MARKETS #295(2005), BEALL’S #11(2014), T.J. MAXX #794(2010)

40	BRANDON, FL / 1602 BRANDON BL	KMART SHOPPING CENTER	33511	SC	1972/1997/2003	2	100.00%	161,900	$714,313	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

41	BRANDON, FL / CAUSEWAY BLVD	LAKE BRANDON PLAZA	33511	SC	1999	2003	100.00%	148,267	$1,997,944	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix Super Markets #663(2019), BABIES R US(NOT OWNED)

42	BRANDON, FL / CAUSEWAY BLVD	LAKE BRANDON VILLAGE	33511	SC	1997/2004	2003	100.00%	90,157	$1,177,866	Linens ‘N Things #496(2014), Sports Authority #213(2018), LOWE’S(NOT OWNED)

43	CRYSTAL RIVER, FL / 420 SUN COAST HWY	CRYSTAL RIVER PLAZA	33523	SC	1986/2001	1, 2	100.00%	160,135	$880,063	BEALL’S #38 -4(2012), BEALL’S OUTLET #191(2006), SCOTTY’S #130(2008)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
44	DAYTONA BEACH, FL / 1808 W. INTERNATIONAL SPEEDWAY	VOLUSIA	32114	SC	1984	2001	100.00%	76,087	$941,113	TJMF, Inc.(2004), Marshalls of MA, Inc.(2005)

45	FERN PARK, FL / 6735 US #17-92 SOUTH	FERN PARK SHOPPING CENTER	32720	SC	1970	1, 2	100.00%	16,000	$136,600

46	GULF BREEZE, FL/ 3749-3767 GULF BREEZE PKWY	GULF BREEZE MARKETPLACE	32561	SC	1998	2003	100.00%	29,827	$435,682	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

47	JACKSONVILLE, FL / 3000 DUNN AVENUE	JACKSONVILLE REGIONAL	32218	SC	1988	1995	100.00%	219,735	$1,265,169	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

48	JACKSONVILLE, FL / 926 ARLINGTON RD	ARLINGTON ROAD PLAZA	32211	SC	1990/1999	2004	100.00%	182,098	$1,072,583	Food Lion #833(2010)

49	LAKELAND, FL / 2228 LAKELAND HIGHLANDS RD	HIGHLANDS PLAZA SHOPPING CENTER	33803	SC	1990	2004	100.00%	102,572	$734,460	Winn-Dixie #631(2017)

50	MARIANNA, FL / 2814-2822 HWY 71	THE CROSSROADS	32446	SC	1990	1, 2	100.00%	31,985	$244,868	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

51	MELBOURNE, FL / 750-850 APOLLO BLVD	MELBOURNE SHOPPING CENTER	32935	SC	1978	1, 2	100.00%	41,733	$141,313

52	NAPLES, FL / 5010 AIRPORT RD NORTH	CARILLON PLACE	33942	SC	1994	1995	14.50%	267,808	$3,116,077	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2010), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

53	OCALA, FL / 2400 SW COLLEGE RD	OCALA WEST	32674	SC	1991	1, 2	100.00%	101,438	$605,952	Sports Authority(2012), Winn-Dixie #2284(2004)

54	ORANGE PARK, FL / 950 BLANDING BLVD	THE VILLAGE SHOPPING CENTER	32065	SC	1993/2000	2004	100.00%	73,081	$667,697	Beall’s Dept Store #47(2009), ALBERTSON’S(NOT OWNED)

55	ORMOND BEACH, FL / 1458 WEST GRANADA BLVD	ORMOND TOWNE SQUARE	32174	SC	1993	1994	100.00%	234,045	$1,714,992	BEALL’S #60(2018), PUBLIX SUPER MARKETS #446(2013)

56	OVIEDO, FL / RTE 417 & RED BUG LAKE RD	OVIEDO PARK CROSSING	32765	SC	1999	1	20.00%	186,212	$1,882,037	OFFICEMAX #531(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS #663(2011), LOWE’S(NOT OWNED)

57	PALM HARBOR, FL / 300 EAST LAKERD	THE SHOPPES OF BOOT RANCH	34685	SC	1990	1995	100.00%	52,395	$878,582	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

58	PENSACOLA, FL / 8934 PENSACOLA BLVD	PALAFOX SQUARE	32534	SC	1988/1997/1999	1, 2	100.00%	17,150	$181,865

59	SPRING HILL, FL / 13050 CORTEZ BLVD.	MARINER SQUARE	34613	SC	1988/1997	1, 2	100.00%	188,924	$1,456,391	BEALL’S #28(2006), ROSS DRESS FOR LESS #659(2014), WALMART(NOT OWNED)

60	TALLAHASSEE, FL / 4330 WEST TENNESSEE STREET	CAPITAL WEST	32312	SC	1994/2004	2003	100.00%	53,883	$321,044	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

61	TAMPA, FL / 15001-15233 NORTH DALE MABRY	NORTH POINTE PLAZA	33618	SC	1990	1, 2	20.00%	104,460	$1,130,871	PUBLIX SUPER MARKETS #398(2010), WALMART(NOT OWNED)

62	TAMPA, FL / 3908 WEST HILLSBOROUGH HWY	HORIZON PARK SHOPPING CENTER	33614	SC	1987/2003	2004	100.00%	218,736	$1,808,743	Home Depot #237(2009), Staples the Office Superstore(2004), Pearl Artist & Craft Supply(2007)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
63	TAMPA, FL / 7021-7091 WEST WATERS AVENUE	TOWN N’ COUNTRY	33634	SC	1990	1, 2	100.00%	134,366	$1,075,191	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WALMART(NOT OWNED)

64	TARPON SPRINGS, FL / 41232 U.S. 19, NORTH	TARPON SQUARE	34689	SC	1974/1998	1, 2	100.00%	198,797	$1,388,549	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

65	WEST PASCO, FL / 7201 COUNTY RD 54	PASCO SQUARE	34653	SC	1986	1, 2	100.00%	135,421	$883,426	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

GEORGIA 66	ATHENS, GA / 4375 LEXINGTON RD	ATHENS EAST	30605	SC	2000	2003	100.00%	24,000	$326,652	WAL MART(NOT OWNED)

67	ATLANTA, GA (DULUTH) / 1630 PLEASANT HILL RD	PLEASANT HILL PLAZA	30136	SC	1990	1994	100.00%	85,025	$1,101,230	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

68	ATLANTA, GA (PERIMETER) / 1155 MT. VERNON HWY	PERIMETER POINTE	30136	SC	1995/2002	1995	14.50%	343,155	$5,284,757	STEIN MART #092(2010), BABIES R US, #8892(2007), SPORTS AUTHORITY(2012), L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST. JOSEPH’S HOSPITAL/ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

69	CANTON, GA / 104-150 RIVERSTONE PKWY	RIVERPLACE	30114	SC	1983	2003	100.00%	121,853	$876,776	Staples #796(2014), Ingles # 96(2019)

70	CANTON, GA / 1550-1558 RIVERSTONE PKWY	RIVER POINTE	30114	SC	1996	2003	100.00%	39,000	$564,636	WALMART(NOT OWNED)

71	CARTERSVILLE, GA / 877 JOE FRANK HARRIS PKWY S	FELTON’S CROSSING	30120	SC	1984	2003	100.00%	112,240	$866,678	Ross Dress For Less(2013), Ingles #76(2019)

72	CHAMBLEE, GA / PEACHTREE INDUSTRIAL BLVD	CHAMBLEE PLAZA	30341	SC	1976	2003	100.00%	175,969	$1,253,161	Save Rite #2718(2006)

73	COLUMBUS, GA / 1591 BRADLEY PARK DRIVE COLUMB	BRADLEY PARK CROSSING	31904	SC	1999	2003	100.00%	119,786	$1,206,473	Goody’s #296(2011), Petsmart #0294(2015), Michael’s # 9929(2009), TARGET(NOT OWNED)

74	CUMMING, GA / MARKETPLACE BLVD	CUMMING MARKETPLACE	30041	SC	1997/1999	2003	100.00%	308,557	$3,661,210	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

75	CUMMING, GA / 2350 ATLANTA HWY	PINETREE VILLAGE	30040	SC	1999	2003	100.00%	27,600	$500,411

76	DOUGLASVILLE, GA / 6875 DOUGLAS BLVD	DOUGLASVILLE MARKETPLACE	30135	SC	1999	2003	100.00%	86,158	$1,345,873	Best Buy(2015), Babies R Us(2006), LOWES(NOT OWNED)

77	FT. OGLETHORPE, GA / 101 BATTLEFIELD PKWY FORT	FORT OGLETHORPE MARKETPLACE	30742	SC	1992	2003	100.00%	176,903	$459,700	K Mart #3083(2007)

78	GRIFFIN, GA / 649-687 NORTH EXPRESSWAY	ELLIS CROSSING	30223	SC	1986	2003	100.00%	64,770	$280,236	Winn-Dixie #1811(2006), WAL MART(NOT OWNED)

79	LAFAYETTE, GA / 1109 NORTH MAIN STREET	LAFAYETTE CENTER	30728	SC	1990	2003	100.00%	78,422	$453,077	Food Lion #890(2019)

80	LAWRENCEVILLE, GA / 850 DOGWOOD RD	FIVE FORKS VILLAGE	30044	SC	1990	2003	100.00%	89,064	$958,921	Winn-Dixie (Save-Rite) #2735(2010)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
81	LILBURN, GA / 3055 FIVE FORKS TRICKUM RD	FIVE FORKS CROSSING	30047	SC	2000/2001	2003	100.00%	73,950	$669,228	Kroger #394(2012)

82	LITHONIA, GA / 8200 MALL PKWY	THE SHOPPES AT TURNER HILL	30038	SC	2004	2003	100.00%	80,975	$1,214,000	Best Buy #389(2018), Bed Bath & Beyond #516(2012), TOYS R US(NOT OWNED)

83	LOGANVILLE, GA / 910 ATHENS HWY	MIDWAY PLAZA	30052	SC	1995	2003	100.00%	91,196	$968,999	Kroger #443(2016)

84	MADISON, GA / 1462-1532 EATONTON RD	BEACON HEIGHTS	30650	SC	1989	2003	100.00%	105,849	$415,668	Ingles #444 (DARK)(2010), Wal-Mart #1363(2009)

85	MARIETTA, GA / 2609 BELLS FERRY RD	TOWN CENTER PRADO	30066	SC	1995/2002	1995	14.50%	300,977	$3,731,017	STEIN MART #141(2007), ROSS DRESS FOR LESS #572(2013), PUBLIX SUPER MARKETS #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)

86	MARIETTA, GA / 2650 DALLAS HWY	GARRISON RIDGE CROSSING	30064	SC	1997	2003	100.00%	18,200	$318,114	LOWES(NOT OWNED)

87	MCDONOUGH, GA / NE CORNER 175 & HWY 20	MCDONOUGH MARKETPLACE (LP-II)	30253	SC	2003	2003	100.00%	23,500	$600,345	LOWES(NOT OWNED), WALMART(NOT OWNED)

88	NEWNAN, GA / 955-1063 BULLSBORO DRIVE NEWNA	NEWNAN CROSSING	30264	SC	1995	2003	100.00%	156,497	$1,303,540	Lowe’s #0033(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

89	PEACHTREE CITY, GA / MARKETPLACE CONNECTOR PEACHTRE	PEACHTREE CITY MARKETPLACE	30269	SC	1999	2003	100.00%	50,367	$619,151	Staples(2015)

90	STOCKBRIDGE, GA / 3797-3879 HWY 138 SE	FREEWAY JUNCTION	30281	SC	1988	2003	100.00%	156,551	$318,186	Ingles #466(2009)

91	STOCKBRIDGE, GA / 599 HWY 138W	PIKE NURSERIES-STOCKBRIDGE	30281	SC	1997	2003	100.00%	0	$244,145

92	STONE MOUNTAIN, GA / STONE MOUNTAIN HWY	RIVERCLIFF VILLAGE	30047	SC	1999	2003	100.00%	2,000	$42,000

93	SUWANEE, GA / 3630 PEACHTREE PKWY SUWANEE	JOHNS CREEK TOWNE CENTER	30024	SC	2001/2004	2003	100.00%	233,319	$2,826,472	Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016), SHOE GALLERY(2014)

94	SUWANEE, GA / 1145 PEACHTREE INDUSTRIAL BLVD	THE VILLAGE AT NOBLE FARMS	30024	SC	1997	2003	100.00%	43,393	$796,478

95	TUCKER, GA / 4349-4375 LAWRENCEVILLE HWY	COFER CROSSING	30084	SC	1998/2003	2003	100.00%	130,832	$1,228,929	Goody’s #299(2014), Kroger #482(2019), WALMART(NOT OWNED)

96	UNION CITY, GA / 4720 JONESBORO RD	SHANNON SQUARE	30291	SC	1986	2003	100.00%	100,002	$772,378	Ingles #407(2056), WAL MART(NOT OWNED)

97	WARNER ROBBINS, GA / 2724 WATSON BLVD	WARNER ROBINS PLACE	31093	SC	1997	2003	100.00%	107,941	$1,318,614	T.J. Maxx #032(2010), Staples(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

98	WOODSTOCK, GA / 10029 HWY 928	WOODSTOCK PLACE	30188	SC	1995	2003	100.00%	170,940	$1,454,003	Wal-Mart #575(2020)

IDAHO

99	IDAHO FALLS, ID / 1515 NORTHGATE MILE	COUNTRY CLUB MALL	83401	SC	1976/1992/1997	1998	100.00%	148,593	$717,797	OFFICE MAX #666(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
100	MERIDIAN, ID / EAGLE AND FAIRVIEW RD	MERIDIAN CROSSROADS	83642	SC	1999/2001/2002/2003/2004	1	100.00%	439,414	$5,467,191	BED BATH & BEYOND #333(2011), OLD NAVY #6046(2005), SHOPKO STORES, INC.(2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS #871(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US(NOT OWNED)
ILLINOIS

101	DECATUR, IL / MARYLAND STREET	DECATUR MARKETPLACE	62521	SC	1999	2003	100.00%	22,775	$273,318	WAL MART(NOT OWNED)

102	DEER PARK, IL / 20530 NORTH RAND RD #303	DEER PARK TOWN CENTER	60010	LC	2000/2004	1	24.75%	272,775	$7,213,148	GAP # 581(2010),
BARNES & NOBLE(NOT
OWNED), PIER 1
IMPORTS(2012), BANANA
REPUBLIC(2010),
BOMBAY COMPANY(2011),
ABERCROMBIE &
FITCH(2005), POTTERY
BARN KIDS(2012),
POTTERY BARN(2013),
RESTORATION
HARDWARE(2010), EDDIE
BAUER HOME(2011),
										EDDIE BAUER SPORTSWE

103	HARRISBURG, IL / 701 NORTH COMMERCIAL	ARROWHEAD POINT	62946	SC	1991	1994	100.00%	167,074	$824,093	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011)

104	KILDEER, IL / 20505 NORTH HWY 12	THE SHOPS AT KILDEER	60047	SC	2001	2001	10.00%	161,030	$2,825,014	BED BATH & BEYOND #415(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

105	MOUNT VERNON, IL / 42ND AND BRDWAY	TIMES SQUARE MALL	62864	MM	1974/1998/2000	2	100.00%	268,328	$903,855	SEARS #2181(2013), COUNTRY FAIR MARKET FRESH(2004), J.C. PENNEY #1717(2007)

106	ORLAND PARK, IL / 15800 HARLEM AVENUE	HOME DEPOT CENTER	60462	SC	1987/1993	2004	100.00%	141,133	$1,329,832	Home Depot #1906(2012)

107	SCHAUMBURG, IL / 1430 EAST GOLF RD	WOODFIELD VILLAGE GREEN	60173	SC	1993/1998/2002	1995	14.50%	458,819	$8,440,098	CIRCUIT CITY #3111(2009), OFF 5TH(2011), OFFICEMAX #203(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS #544(2009), NORDSTROM RACK #224(2009), BORDERS BOOKS#61(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), KLA/SM NEWCO SCHAUMBURG, L

INDIANA

108	BEDFORD, IN / 1320 JAMES AVENUE	TOWN FAIR CENTER	47421	SC	1993/1997	2	100.00%	223,431	$1,321,929	K MART #7455(2008), GOODY’S #119 -4(2008), J.C. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

109	CONNERSVILLE, IN / 2100 PARK RD	WHITEWATER TRADE CENTER	47331	SC	1991	2	100.00%	141,770	$840,863	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)

110	HIGHLAND, IN / HWY 41 & MAIN STREET	HIGHLAND GROVE SHOPPING CENTER	46322	SC	1995/2001	1996	20.00%	312,546	$3,292,325	MARSHALL’S#663-1(2011) , KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

111	LAFAYETTE, IN / 4205 - 4315 COMMERCE DRIVE	PARK EAST MARKETPLACE	47905	SC	2000	2003	100.00%	35,100	$383,085	WAL MART(NOT OWNED)

IOWA

112	CEDAR RAPIDS, IA / 303 -367 COLLINS RD, NE	NORTHLAND SQUARE	52404	SC	1984	1998	100.00%	187,068	$1,760,537	T.J. MAXX #119(2010), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

113	OTTUMWA, IA / 1110 QUINCY AVENUE	QUINCY PLACE MALL	52501	MM	1990/1999/2002	1, 2	100.00%	189,630	$1,243,268	HERBERGER’S #326(2005), J.C. PENNEY #2438(2005), OFFICEMAX #1033(2015), TARGET(NOT OWNED)

KANSAS

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
114	LEAWOOD, KS / 5000 W 119 STREET	TOWN CENTER PLAZA	66209	LC	1990/2002	1998	100.00%	247,908	$6,411,589	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), ABERCROMBIE & FITCH(2009), VICTORIAS SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J. JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009

115	MERRIAM, KS / 5700 ANTIOCH RD	MERRIAM TOWN CENTER	66202	SC	1998/2004	1	14.50%	344,009	$4,092,047	OFFICEMAX #924(2013), PETSMART #240(2019), HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS # 119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

116	OLATHE, KS / 127th STREET & MUR-LEN RD	DEVONSHIRE VILLAGE	66062	SC	1987	1998	24.75%	48,802	$388,937

117	OVERLAND PARK, KS / 8800-8934 W 95th STREET	CHEROKEE NORTH SHOPPING CENTER	66212	SC	1987/2002	1998	24.75%	55,565	$715,576

118	OVERLAND PARK, KS / INTER 135TH & ANTIOCH RD	OVERLAND POINTE MARKETPLACE	66213	SC	2001/2004	2003	100.00%	8,400	$154,406

119	SHAWNEE, KS / 63rd ST. & QUIVIRA RD	TEN QUIVIRA PARCEL	66216	SC	1972	1998	24.75%	12,000	$195,611

120	SHAWNEE, KS / 63rd STREET & QUIVIRA RD	TEN QUIVIRA SHOPPING CENTER	66216	SC	1992/2003	1998	24.75%	162,843	$849,907	PRICE CHOPPER FOODS(2008), WESTLAKE HARDWARE #17(2005)

121	WICHITA, KS / SOUTH ROCK RD	EASTGATE PLAZA	67207	SC	1955	2002	100.00%	203,997	$2,057,460	OFFICEMAX #31(2007), T.J. MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

KENTUCKY

122	FLORENCE, KY / 6825 TURFWAY RD	TURFWAY PLAZA	41042	SC	1975/1998	2004	100.00%	133,985	$902,267	Party Town & Office Depot #176(2006), Big Lots, Inc. #00296 B(2008)

123	FRANKFURT, KY / 260 VERSAILLES RD	EASTWOOD SHOPPING CENTER	40601	SC	1963/1994	2004	100.00%	155,104	$577,508	Sears, Roebuck & Co. #2090(2006)

124	HAZARD, KY / KENTUCKY HWY 80+B686	GRAND VUE PLAZA	41701	SC	1978	1, 2	100.00%	110,610	$431,804	WRIGHT LUMBER(2007)

125	LEXINGTON, KY / 524 WEST NEW CIRCLE	NORTH PARK MARKETPLACE	40511	SC	1998	2003	100.00%	48,920	$549,120	Staples #1214(2016), WAL MART(NOT OWNED)

126	LEXINGTON, KY / MAN-O-WAR BLVD AND NICHOL	SOUTH FARM MARKETPLACE	40503	SC	1998	2003	100.00%	27,643	$583,264	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

127	LOUISVILLE, KY / 7505 OUTER LOOP HWY	OUTER LOOP PLAZA	40228	SC	1973/1989/1998	2004	100.00%	120,477	$609,303	Valu Discount, Inc.(2009)

128	RICHMOND, KY / 833-847 EASTERN BY-PASS	CARRIAGE GATE	40475	SC	1992	2003	100.00%	150,241	$376,669	Food Lion #1203(2017), BALLARD’S(NOT OWNED)

MAINE

129	BRUNSWICK, ME / 172 BATH RD+B713	COOK’S CORNERS	04011	SC	1965	1997	100.00%	305,692	$2,562,451	HOYTS CINEMAS #445-02 BRUNSWIK(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX #114(2010), SEARS #2203(2012)

MARYLAND

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
130	SALISBURY, MD / E. NORTH POINT DRIVE	THE COMMONS	21801	SC	1999	1	100.00%	98,635	$1,351,021	OFFICEMAX #798(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

131	SALISBURY, MD / NORTH POINTE DRIVE	THE COMMONS(PHASE III)	21801	SC	2000	1	50.00%	27,500	$243,250

MASSACHUSETTS

132	EVERETT, MA / 1 MYSTIC VIEW RD	GATEWAY CENTER	02149	SC	2001	1	100.00%	222,287	$4,363,862	BED BATH AND BEYOND #310(2011), OLD NAVY #6172(2011), OFFICEMAX # 600(2020), BABIES R US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

133	FRAMINGHAM, MA / 1 WORCESTER RD	SHOPPER’S WORLD	01701	SC	1994	1995	14.50%	729,276	$13,726,836	TOYS R US #7505(2020), JORDON MARSH /FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS#612(2011), BOBS # 031(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011),

MICHIGAN

134	BAD AXE, MI / 850 NORTH VAN DYKE RD	HURON CREST PLAZA	48413	SC	1991	1993	100.00%	63,415	$565,108	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

135	CHEBOYGAN, MI / 1109 EAST STATE	KMART SHOPPING PLAZA	49721	SC	1988	1994	100.00%	95,094	$327,984	CARTER’S FOOD CENTER(2004), K MART #9245(2005), KMART(NOT OWNED)

136	DETROIT, MI / 8400 E. EIGHT MILE RD	BELAIR CENTER	48234	SC	1989/2002	1998	100.00%	343,502	$2,029,438	PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008), KIDS R US #1167(2013), TOYS R US, INC.(2021), TARGET(NOT OWNED)

137	GAYLORD, MI / 1401 WEST MAIN STREET	PINE RIDGE SQUARE	49735	SC	1991/2004	1993	100.00%	176,482	$492,783	BUY LOW/ROUNDY’S - 4(2011)

138	GRANDVILLE, MI / INTERSECT 44TH ST & CANAL AVE	GRANDVILLE MARKETPLACE	49418	SC	2001	2003	100.00%	211,718	$2,458,733	Circuit City(2017), Linen ‘N Things #682(2013), Gander Mountain(2016), OFFICE MAX #1243(2013), LOWE’S(NOT OWNED)

139	HOUGHTON, MI / HWY M26	COPPER COUNTRY MALL	49931	MM	1981/1999	1, 2	100.00%	242,029	$717,208	J.C. PENNEY #20430(2005), OFFICEMAX #1116(2014)

140	HOWELL, MI / 3599 EAST GRAND RIVER+B774	GRAND RIVER PLAZA	48843	SC	1991	1993	100.00%	206,047	$1,437,255	Elder-Beerman(2011), Dunham’s Sporting Goods(2011), KROGER #633(2012)

141	LANSING, MI / 8305 WEST SAGINAW HWY 196 RAMP	THE MARKETPLACE AT DELTA TOWNS	48917	SC	2000/2001	2003	100.00%	95,369	$959,373	Michael’s #1590(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

142	MT. PLEASANT, MI / 4208 E BLUE GRASS RD	INDIAN HILLS PLAZA	48858	SC	1990	2	100.00%	249,680	$1,399,536	WAL-MART STORES #1428(2009), KROGER #889(2011)

143	SAULT ST. MARIE, MI / 4516 I-75 BUSINESS SPUR	CASCADE CROSSINGS	49783	SC	1993/1998	1994	100.00%	259,961	$1,683,434	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

144	WALKER, MI / 3410 ALPINE AVENUE	3410 ALPINE AVENUE	49504	SC	1991/1995	2004	100.00%	88,133	$510,386	Circuit City #3632(2003)

145	WALKER, MI (GRAND RAPIDS) / 3390-B ALPINE AVE NW	GREEN RIDGE SQUARE	49504	SC	1989	1995	100.00%	133,877	$1,403,429	T.J. MAXX #160(2005), OFFICE DEPOT #241(2005), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

MINNESOTA

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
146	BEMIDJI, MN / 1201 PAUL BUNYAN DRIVE	PAUL BUNYAN MALL	56601	MM	1977/1998	2	100.00%	289,926	$1,446,649	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

147	BRAINERD, MN / 1200 HWY 210 WEST	WESTGATE MALL	56401	MM	1985/1998	1, 2	100.00%	260,319	$1,915,840	K MART #9525(2004), HERBERGER’S #23(2013), MOVIES 10/WESTGATE MALL/#205(2011)

148	COON RAPIDS, MN / 12921 RIVERDALE DRIVE	RIVERDALE VILLAGE PERIMETER	55433	SC	1999/2001/2002/2003	1	14.50%	364,998	$5,278,545	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), OLD NAVY # 5958(2007), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED)

149	COON RAPIDS, MN / 12921 RIVERDALE DRIVE	RIVERDALE VILLAGE - INNER CORE	55433	SC	2003	1	14.50%	246,743	$3,399,444	BORDERS(2023), J.C. PENNEY(2024)

150	EAGAN, MN / 1299 PROMENADE PLACE	EAGAN PROMENADE	55122	SC	1997/2001	1997	50.00%	278,211	$3,438,963	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH & BEYOND #457(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

151	HUTCHINSON, MN / 1060 SR 15	HUTCHINSON MALL	55350	MM	1981	1, 2	100.00%	102,292	$607,565	J.C. PENNEY #1076-9 -4(2006), KMART(NOT OWNED)

152	MINNEAPOLIS, MN / WEAVER LAKE RD & I-94	MAPLE GROVE CROSSING	55369	SC	1995/2002	1996	50.00%	265,957	$2,837,043	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAEL’S STORES, INC. #2752(2012), BED, BATH AND BEYOND #456(2012), CUB FOODS(NOT OWNED)

153	ST. PAUL, MN / 1450 UNIVERSITY AVENUE WEST	MIDWAY MARKETPLACE	55104	SC	1995	1997	14.50%	324,354	$2,645,317	WAL-MART #5437(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

154	WORTHINGTON, MN / 1635 OXFORD STREET+B843	NORTHLAND MALL	56187	MM	1977	1, 2	100.00%	176,216	$522,674	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

MISSISSIPPI

155	GULFPORT, MS / CROSSRDS PARWAY	CROSSROADS CENTER	39503	SC	1999	2003	100.00%	455,302	$4,909,167	ACADEMY(2015), BED, BATH AND BEYOND #589(2014), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN(2019), OFFICE DEPOT #437(2014), BARNES & NOBLE(2015), BELK’S(NOT OWNED)

156	JACKSON, MS / 6351 I-55 NORTH3	THE JUNCTION	39213	SC	1996	2003	100.00%	107,780	$1,079,978	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

157	JACKSON, MS / 4700 ROBINSON RD	METRO STATION	39204	SC	1997	2003	100.00%	52,617	$331,788	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

158	OXFORD, MS / 2015-2035 UNIVERSITY AVENUE	OXFORD PLACE	38655	SC	2000	2003	100.00%	71,866	$288,788	Kroger #473(2020)

159	SALTILLO, MS / 1040-1184 CROSS CREEK DRIVE	CROSS CREEK SHOPPING CENTER	38866	SC	1999	2003	100.00%	65,269	$575,427	Staples 1172(2016), HOME DEPOT(NOT OWNED)

160	STARKVILLE, MS / 882 HWY 12 WEST+B878	STARKVILLE CROSSING	39759	SC	1990/2004	1994	100.00%	132,885	$868,596	J.C. PENNEY #2447(2010), KROGER #381(2012), LOWE’S(NOT OWNED)

161	TUPELO, MS / 3850 N GLOSTER ST	BIG OAKS CROSSING	38801	SC	1992	1994	100.00%	348,236	$1,960,776	SAM’S WHOLESALE CLUB#6329(2012), GOODY’S #39(2007), WAL-MART STORES #258(2012)

MISSOURI

162	ARNOLD, MO / VOGEL RD	JEFFERSON COUNTY PLAZA	63010	SC	2002	1	50.00%	34,567	$457,364	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)

163	FENTON, MO / GRAVOIS & HWY 141	FENTON PLAZA	63206	SC	1970/1997	1, 2	100.00%	93,068	$803,422

164	INDEPENDENCE, MO / 900 EAST 39TH STREET	INDEPENDENCE COMMONS	64057	SC	1995/1999	1995	14.50%	382,955	$4,231,388	KOHL’S DEPARTMENT #230(2016), BED, BATH & BEYOND #107(2012), MARSHALLS #675(2012), RHODES FURNITURE, INC.(2016), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

165	KANSAS CITY, MO / 8600 E. 63rd STREET	BRYWOOD CENTER	64133	SC	1972	1998	24.75%	208,234	$890,725	BIG LOTS #489(2009), PRICE CHOPPER(2009)

166	KANSAS CITY, MO / 8600 WARD PKWY	WARD PARKWAY	64114	SC	1959/2004	2003	20.00%	256,241	$4,483,483	AMC Theaters(2011), Stein Mart #030(2004), T.J. Maxx(2013), Dick’s(2016), 24 Hour Fitness(2023), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

167	SPRINGFIELD, MO / 1425 EAST BATTLEFIELD	MORRIS CORNERS	65804	SC	1989	1998	100.00%	56,033	$486,741	TOYS R US #9512(2013)

168	ST. JOHN, MO / 9000-9070 ST. CHARLES ROCK RD	ST. JOHN CROSSINGS	63114	SC	2002	2003	100.00%	85,681	$890,925	Shop ‘N Save(2022)

169	ST. LOUIS, MO / 10980 SUNSET PLAZA	PLAZA AT SUNSET HILL	63128	SC	1997	1998	100.00%	415,435	$5,319,885	BED BATH AND BEYOND #460(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011), TOYS R US #9565(2013), COMPUSA COMPUTER SUPER #1012(2013)

170	ST.LOUIS, MO / 4500 LEMAY FERRY RD	KELLER PLAZA	63129	SC	1987	1998	100.00%	52,842	$464,279	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

171	ST.LOUIS, MO / KINGS HWY & CHIPPEWA	SOUTHTOWNE	63109	SC	2004	1998	100.00%	21,601	$248,011	OFFICE MAX(2014)

172	ST.LOUIS,MO / 1 BRENTWOOD PROMENADE COURT	PROMENADE AT BRENTWOOD	63144	SC	1998	1998	100.00%	299,584	$3,757,294	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), SPORTS AUTHORITY(2013)

173	ST.LOUIS,MO / 4523 GRAVOIS VILLAGE PLAZA	GRAVOIS VILLAGE	63049	SC	1983	1998	100.00%	110,992	$635,664	K MART #7543(2008)

174	ST.LOUIS,MO / 12109 MANCHESTER RD	OLYMPIC OAKS VILLAGE	63121	SC	1985	1998	100.00%	92,372	$1,447,761	T.J. MAXX #329(2006)

NEVADA

175	LAS VEGAS, NV / CHARLESTON & DECATUR BLVD	FAMILY CENTER @ LAS VEGAS	89102	SC	1973	1998	100.00%	49,555	$390,272	ALBERTSON’S(NOT OWNED)

176	LAS VEGAS, NV / CHARLESTON & MARYLAND BLVD	FAMILY PLACE @ LAS VEGAS	89102	SC	2003	1	100.00%	24,032	$428,856

177	RENO, NV / EAST FIRST STREET AND SIERRA	RENO RIVERSIDE	89505	SC	2000	2000	100.00%	2,474	$32,336	CENTURY THEATRE, INC.(2014)

NEW JERSEY

178	HAMILTON, NJ / NJ STATE HWY 130 & KLOCKNER RD	HAMILTON MARKETPLACE	08691	SC	2003	2003	100.00%	387,336	$6,194,523	Kohl’s #469(2023), Linens ‘N Things #142(2014), Michael’s(2013), Ross Dress For Less #634(2014), Shop Rite(2028), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

Propery Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
179	MAYS LANDING, NJ / 4215 BLACK HORSE PIKE	HAMILTON COMMONS	08330	SC	2001	2004	100.00%	398,137	$5,565,043	Regal Cinemas(2021), Ross Stores #518(2012), Bed, Bath and Beyond, Inc. #38(2017), Marshall’s #377(2012)

180	MAYS LANDING, NJ / 2300 WRANGLEBORO RD	WRANGLEBORO CONSUMER SQUARE	08330	SC	1997	2004	100.00%	837,006	$9,353,258	Best Buy Stores, L.P. #581(2017), Kohl’s Stores #279(2018), Staples #784(2012), Babies R Us #6373(2013), BJ’s Wholesale Club #74(2016), Dick’s Sporting Goods, Inc #85(2013), Seamans Furniture(2012), Linens ‘N Things #148(2012), Michaels #9832(2008), Targe

181	PRINCETON, NJ / ROUTE 1 & QUAKER BRIDGE RD	NASSAU PARK SHOPPING CENTER	42071	SC	1995	1997	100.00%	211,807	$3,806,990	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), WAL-MART(NOT OWNED), SAM’S(NOT OWNED), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

182	PRINCETON, NJ / ROUTE 1 AND QUAKER BRIDGE RD	NASSAU PARK PAVILION	42071	SC	1999/2004	1	100.00%	202,622	$3,979,250	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019), WEGMAN’S MARKET(NOT OWNED)

183	WEST LONG BRANCH, NJ (MONMOUTH CTY) / 310 STATE HWY #36	CONSUMER CENTER	07764	SC	1993	2004	100.00%	292,999	$3,930,936	SportsAuthority #803(2012), Barnes & Noble #1885(2009), PETsMART #0760(2008), Home Depot #0907(2013)

NEW MEXICO

184	LOS ALAMOS, NM / 800 TRINITY DRIVE	MARI MAC VILLAGE	87533	SC	1978/1997	1, 2	100.00%	93,021	$618,649	SMITH’S FOOD & DRUG CENTERS497(2007), FURR’S PHARMACY #887-4(2008), BEALL’S #0180(2009)

NEW YORK

185	ALDEN, NY / 12775 BRDWAY	TOPS PLAZA - ALDEN	14004	SC	1999	2004	100.00%	67,992	$736,269	Tops Markets #261(2019)

186	AMHERST, NY / 1641-1703 NIAGARA FALLS BLVD	BOULEVARD CONSUMER SQUARE	14228	SC	1998/2001/2003	2004	100.00%	736,597	$5,953,614	K Mart #4199(2007), Target Stores #T-1010A(2019), Babies R Us #9282(2015), Barnes & Noble #2958(2014), Best Buy #459(2016), Bed, Bath & Beyond #532(2018), A. C. Moore(2013)

187	AMHERST, NY (BURLINGTON/JOANN) /1551 NIAGARA FALLS BLVD	BURLINGTON PLAZA	14228	SC	1978/1982/1990/ 1998	2004	100.00%	195,416	$1,907,356	Burlington Coat #62(2004), Jo-Ann Fabrics and Crafts #193(2014)

188	AMHERST, NY / 281 MEYER RD	DICK’S SPORTING GOODS - AMHERST	14226	SC	1993/2003	2004	100.00%	55,745	$720,783	Dick’s Sporting Goods, Inc #11(2015)

189	AMHERST, NY / 4990 HARLEM RD	SHERIDAN HARLEM PLAZA	14226	SC	1960/1973/1982/1988/2003	2004	100.00%	58,413	$536,465

190	AMHERST, NY / 9660 TRANSIT RD	TOPS - TRANSIT/N. FRENCH	14226	SC	1995/1998	2004	100.00%	106,947	$1,062,889	Tops Markets (B) #2(2016)

191	AMHERST, NY / 3500 MAIN STREET	UNIVERSITY PLAZA	14226	SC	1965/1995/2002	2004	100.00%	162,879	$1,362,766	A.J. Wright #162(2012), Tops Markets #42(2009)

192	ARCADE, NY / ROUTE 39	TOPS - ARCADE	14009	SC	1995	2004	100.00%	61,915	$600,454	Tops Markets (B) #2(2015)

193	AVON, NY / 270 E. MAIN STREET	TOPS - AVON	14414	SC	1997/2002	2004	100.00%	62,988	$461,812	Tops Markets (B) #4(2017)

194	BATAVIA, NY / 8326 LEWISTON RD	BJ’s PLAZA	14020	SC	1996	2004	14.50%	95,846	$764,798	BJ’s Wholesale Club #311(2016)

195	BATAVIA, NY / 419 WEST MAIN STREET	BATAVIA COMMONS	14020	SC	1990	2004	14.50%	49,431	$439,235

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
196	BATAVIA, NY / 8351 LEWISTON RD	TOPS PLAZA	14020	SC	1994	2004	14.50%	37,140	$433,192

197	BIG FLATS, NY / 830 COUNTY ROUTE 64	BIG FLATS CONSUMER SQUARE	14814	SC	1993/2001	2004	100.00%	641,264	$5,917,449	Dick’s Sporting Goods, Inc #25(2008), Wal-Mart #10-1976(2013), Wal-Mart-Sams #6431(2013), Tops Markets #542(2013), Bed, Bath & Beyond #448(2014), Old Navy #06052(2009), TJ Maxx #198(2007), Barnes & Noble #2825(2011), Staples #279(2011), Michaels #2035(201

198	BUFFALO, NY / 1951 - 2023 ELMWOOD AVENUE	ELMWOOD REGAL CENTER	14207	SC	1997	2004	100.00%	133,940	$1,484,016	Regal Cinema #33341(2017), Office Depot #412(2012)

199	BUFFALO, NY / 2150 DELAWARE AVENUE	MARSHALL’S PLAZA	14216	SC	1960/1975/1983/1995	2004	100.00%	82,196	$828,248	Marshall’s #331(2009)

200	CHEEKTOWAGA, NY / 2015 WALDEN AVENUE	BORDERS BOOKS	14225	SC	1994	2004	14.50%	26,500	$609,500	Borders #100(2015)

201	CHEEKTOWAGA, NY / 3637 UNION RD	DICK’S PLAZA	14225	SC	1979/1982/1997/2003	2004	14.50%	169,757	$1,269,479	Dick’s Sporting Goods, Inc. #0(2015)

202	CHEEKTOWAGA, NY / 2195 HARLEM RD	THRUWAY PLAZA	14225	SC	1965/1995/1997/2004	2004	100.00%	347,202	$2,481,030	Value City Furniture(2009), M & T Bank(2007), Tops Markets #131(2019), MovieLand 8 Theatres(2019), Home Depot-Thruway Easement #1(2050), Wal-Mart #01-2586(2017)

203	CHEEKTOWAGA, NY / 3825 - 3875 UNION RD	TOPS PLAZA - UNION ROAD	14225	SC	1978/1989/1995/ 2004	2004	100.00%	140,770	$1,412,816	Tops Markets #202(2013)

204	CHEEKTOWAGA, NY / 3733 - 3735 UNION RD	UNION CONSUMER SQUARE	14225	SC	1989/1998/2004	2004	14.50%	404,279	$4,416,625	Marshall’s #366(2009), Sam’s Club #6673(2024), OfficeMax #320(2005), Jo-Ann Fabrics and Crafts #193(2015), Circuit City #3151(2016)

205	CHEEKTOWAGA, NY / 2130-2190 WALDEN AVENUE	WALDEN PLACE	14225	SC	1994/1999	2004	14.50%	68,502	$652,716	Media Play #8290(2010)

206	CHEEKTOWAGA, NY / 1700 - 1750 WALDEN AVENUE	WALDEN CONSUMER SQUARE	14225	SC	1997/1999/2004	2004	14.50%	253,090	$2,116,974	Office Depot #00673(2009), Linens ‘N Things(2015), Michaels #3862(2013), Target Stores #T-1014A(2015)

207	CHILI, NY / 800 PAUL RD	CHILI PLAZA	14606	SC	1998	2004	100.00%	120,368	$758,189	K Mart #3282(2019)

208	CICERO, NY / 709-729 NORTH MAIN STREET	BEAR ROAD PLAZA	13212	SC	1978/1988/1995	2004	100.00%	61,933	$500,696

209	CLARENCE, NY / 7370 TRANSIT RD	BARNES & NOBLE	14031	SC	1992	2004	14.50%	16,030	$304,249

210	CLARENCE, NY / TRANSIT & GREINER RDS	EASTGATE PLAZA	14031	SC	1995/1997/1999/ 2001/2004	2004	14.50%	454,956	$3,960,721	Wal-Mart #2355(2015), Dick’s Sporting Goods, Inc. #0(2011), Linens ‘N Things #622(2015), Michaels #2014(2010)

211	CLARENCE, NY / 4101 TRANSIT RD	JOANN PLAZA	14221	SC	1994	2004	14.50%	92,720	$730,926	OfficeMax #81(2009)

212	CLARENCE, NY / 7864 - 8020 TRANSIT RD	PREMIER PLACE	14221	SC	1986/1994/1998	2004	14.50%	141,119	$1,373,072	Premier Liquors(2010), Stein Mart #155(2008)

213	CORTLAND, NY / 3836 ROUTE 281	TOPS PLAZA - CORTLAND	13045	SC	1995	2004	100.00%	134,223	$1,685,742	Staples #1235(2017), Tops Markets (B) #5(2016)

214	DANSVILLE, NY / 23-65 FRANKLIN STREET	TOPS PLAZA - DANVILLE	14437	SC	2001	2004	100.00%	61,800	$626,969	Tops Markets #520(2051)

215	DEPEW, NY / 5175 BRDWAY	TOPS D&L PLAZA	14043	SC	1980/1990/1996	2004	100.00%	148,245	$1,471,638	Tops Markets #114(2016), Big Lots #00391 B(2006)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
216	DEWITT, NY / 3401 ERIE BLVD EAST	MARSHALL’S PLAZA - DEWITT COMMONS	13214	SC	2001/2003	2004	100.00%	292,324	$2,441,682	Toys “R” Us #7525(2018), Marshall’s #217(2019), Bed, Bath & Beyond #515(2018), Syracuse Orthopedic Specialist(2017)

217	DEWITT, NY / 3133 ERIE BLVD	ERIE BOULEVARD - MICHAEL’S/CHUCK E CHEESE	13214	SC	2002	2004	100.00%	49,713	$529,933	Michaels #2011(2010)

218	ELMIRA, NY / HUDSON STREET	TOPS PLAZA - ELMIRA	14904	SC	1997	2004	100.00%	98,330	$1,117,100	Tops Markets (B) #5(2017)

219	GATES, NY / 2000 CHILI AVENUE	WESTGATE PLAZA	14624	SC	1998	2004	100.00%	327,809	$3,154,936	Wal-Mart #2859(2021), Staples the Office Superstore(2015)

220	GREECE, NY / 3042 WEST RIDGE RD	WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00%	75,916	$799,191	Petsmart #774(2008), Jo-Ann etc. #1949(2015)

221	HAMBURG, NY / 4408 MILESTRIP RD	BJ’S PLAZA - HAMBURG	14075	SC	1990/1997	2004	100.00%	175,965	$1,678,510	OfficeMax #0027(2005), BJ’s Wholesale Club #35(2010)

222	HAMBURG, NY / 3701 MCKINLEY PKWY	MCKINLEY PLACE - DICK’S	14075	SC	1990/2001	2004	100.00%	128,944	$1,393,676	Dick’s Sporting Goods, Inc. #0(2011), Rosa’s Home Store(2009)

223	HAMBURG, NY / 140 PINE STREET	HAMBURG VILLAGE SQUARE	14075	SC	1960/1972/1984/ 1996	2004	100.00%	92,717	$891,646

224	HAMBURG, NY / 4405 MILESTRIP RD	HOME DEPOT PLAZA	14219	SC	1990/2000	2004	100.00%	139,413	$1,504,989	Home Depot #1286(2012)

225	HAMBURG, NY / 3540 MCKINLEY PKWY	MCKINLEY MILESTRIP CENTER	14075	SC	1999	2004	100.00%	106,774	$1,324,973	Jo-Ann Fabrics and Crafts #193(2015), Old Navy #5131(2005)

226	HAMBURG, NY / 6150 SOUTH PARK AVENUE	SOUTH PARK PLAZA - TOPS	14075	SC	1990/1992	2004	100.00%	84,000	$730,500	Tops Markets #236(2015)

227	HAMLIN, NY / 1800 LAKE RD	TOPS - HAMLIN	14464	SC	1997	2004	100.00%	60,488	$492,380	Tops Markets (B) #4(2017)

228	IRONDEQUOIT, NY / 2255 RIDGE RD EAST	CULVER RIDGE PLAZA	14622	SC	1972/1984/1997	2004	100.00%	227,145	$2,437,237	Regal Cinema #33332(2022)

229	IRONDEQUOIT, NY / 1850 RIDGE RD EAST	RIDGEVIEW PLACE	14617	SC	2000	2004	100.00%	65,229	$742,367

230	ITHACA, NY / 614 - 722 SOUTH MEADOW	TOPS PLAZA - ITHACA	14850	SC	1990/1999/2003	2004	100.00%	205,563	$3,399,135	Tops Markets #525(2051), Michaels #3718(2013), Barnes & Noble #2122(2018)

231	JAMESTOWN, NY / 708-744 FOOTE AVENUE	SOUTHSIDE PLAZA	14701	SC	1980/1997	1997	100.00%	61,670	$571,518	Quality Market #6661(2017)

232	JAMESTOWN, NY / WASHINGTON STREET	TOPS - JAMESTOWN	14702	SC	1997	2004	100.00%	88,275	$1,156,254	Tops Markets (B) #2(2018)

233	LANCASTER, NY / 6703-6733 TRANSIT RD	REGAL CENTER	14221	SC	1997	2004	14.50%	112,949	$920,737	Regal Cinema #33294(2017)

234	LEROY, NY / 128 WEST MAIN STREET	TOPS PLAZA - LEROY	14482	SC	1997	2004	100.00%	62,747	$580,267	Tops Markets (B) #2(2017)

235	LOCKPORT, NY / 5789 & 5839 TRANSIT RD & HAMM	WAL*MART/TOPS PLAZA - LOCKPORT	14094	SC	1993	2004	100.00%	296,582	$2,656,135	Wal-Mart #10-2107(2015), Tops Markets #21(2021), Sears Hardware #5073(2006)

236	MEDINA, NY / 11200 MAPLE RIDGE RD	TOPS PLAZA - MEDINA	14103	SC	1996	2004	100.00%	80,028	$526,400	Tops Markets (B) #2(2016)

237	NEW HARTFORD, NY / 4725 - 4829 COMMERCIAL DRIVE	CONSUMER SQUARE	13413	SC	2002	2004	14.50%	516,801	$5,781,605	Barnes & Noble #2133(2013), Bed, Bath & Beyond #511(2018), Best Buy #545(2013), Staples the Office Superstore(2018), Michaels #2770(2013), Wal-Mart #1677-02(2022), TJ Maxx #865(2012)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
238	NEW HARTFORD, NY / 40 KELLOGG RD	TOPS PLAZA - KELLOGG ROAD	13413	SC	1998	2004	100.00%	127,740	$1,316,266	Tops Markets #570(2018)

239	NIAGARA FALLS, NY / 720 & 750 BUILDERS WAY	HOME DEPOT PLAZA - NIAGARA FALLS	14304	SC	1994/2000	2004	100.00%	154,510	$1,434,655	Home Depot #1287(2019), Regal Cinemas #33393(2019)

240	NIAGARA FALLS, NY / 8207-8351 NIAGARA FALLS BLVD	PINE PLAZA	14304	SC	1980/1992/1998	2004	100.00%	82,755	$798,283	OfficeMax #328(2015)

241	NIAGARA FALLS, NY / 1000 PORTAGE RD	TOPS - PORTAGE ROAD	14301	SC	1991	2004	100.00%	116,690	$1,139,002	Tops Markets/Eckerd Corp. #009(2013)

242	NIAGARA FALLS, NY / 1575 - 1653 MILITARY RD	WEGMAN’S PLAZA	14304	SC	1998	2004	100.00%	122,876	$695,339	Wegmans(2023)

243	NISKAYUNA, NY / 402 - 442 BALLTOWN RD	MOHAWK COMMONS	12121	SC	2002	2004	100.00%	404,994	$4,276,301	Price Chopper(2022), Lowe’s Home Centers(2022), Marshalls #0528(2012), Barnes & Noble(2014), Bed, Bath & Beyond #566(2019)

244	NORTH TONAWANDA, NY / 955-987 PAYNE AVENUE	MID CITY PLAZA	14120	SC	1960/1976/1980/ 1995/2004	2004	100.00%	233,602	$2,078,360	Sears, Roebuck & Co. #5054(2006)

245	NORWICH, NY / 54 EAST MAIN STREET	TOPS PLAZA - NORWICH	13815	SC	1997	2004	100.00%	85,453	$1,100,325	Tops Markets #560(2018)

246	OLEAN, NY / 3142 WEST STATE STREET	WAL*MART PLAZA - OLEAN	14760	SC	1993/2004	2004	100.00%	285,360	$2,188,704	Wal-Mart #2159(2014), Eastwynn Theatres, Inc(2014), BJ’s Wholesale Club #302(2014), Home Depot - Olean REA(2050)

247	ONTARIO, NY / 6254-6272 FURNACE RD	TOPS PLAZA ONTARIO	14519	SC	1998	2004	100.00%	30,040	$322,210

248	ORCHARD PARK, NY / 3201 - 3227 SOUTHWESTERN BLVD	CROSSROADS CENTRE	14127	SC	2000	2004	100.00%	167,805	$1,575,115	Tops Markets #108(2051), Stein Mart #269(2012)

249	PLATTSBURGH, NY / ROUTE 3 - CORNELIA RD	PLATTSBURGH CONSUMER SQUARE	12901	SC	1993/2004	2004	100.00%	445,402	$2,964,689	Wal-Mart-Sams #6456(2013), Wal-Mart #01-1994(2013), TJ Maxx #423(2013), PetsMart #1290(2014), Michaels #1555(2011)

250	ROCHESTER, NY / 400 JEFFERSON RD AT HENRIETTA	HEN-JEF PLAZA	14620	SC	1983/1993	2004	100.00%	167,363	$1,199,851	City Mattress(2009), Comp USA #1557(2008), Petsmart #773(2008)

251	ROCHESTER, NY / 1601 PENFIELD RD	PANORAMA PLAZA	14625	SC	1959/1965/1972/	2004	100.00%	280,673	$3,350,502	Linens ‘N Things #371(2008), Tops Markets #417(2014)
					1980/1986/1994

252	ROCHESTER, NY / 1100 JEFFERSON RD	HENRIETTA PLAZA	14467	SC	1972/1980/1988/ 1999	2004	100.00%	245,426	$2,056,497	Big Lots, Inc. #01474 B(2010), Office Depot #2011(2009), Tops Markets #415(2013)

253	ROME, NY / 205-211 ERIE BLVD WEST	FREEDOM PLAZA	13440	SC	1978/2000/2001	2004	100.00%	193,381	$819,129	Staples the Office Superstore(2015), J.C. Penney #2008(2008), Tops Markets #572(2021)

254	SPRINGVILLE, NY / 172 - 218 SOUTH CASCADE DRIVE	SPRINGVILLE PLAZA	14141	SC	1980/1999/2004	2004	100.00%	107,924	$902,506	Tops Markets(2053)

255	TONAWANDA, NY / 4220 DELAWARE AVE	DEL - TON PLAZA	14150	SC	1985/1996	2004	100.00%	55,473	$337,133

256	TONAWANDA, NY / 2309 EGGERT RD	OFFICE DEPOT PLAZA	14150	SC	1976/1985/1996	2004	100.00%	121,846	$1,069,174	CompUSA Inc., Stores LP. #29-4(2010), Office Depot #398(2011)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
257	TONAWANDA, NY / 1692-1752 SHERIDAN DRIVE	SHERIDAN/DELAWARE PLAZA	14223	SC	1950/1965/1975/ 1986/2000	2004	100.00%	188,200	$1,263,436	The Bon Ton #63(2010), Bon Ton Home Store(2010), Tops Markets #239(2020)

258	TONAWANDA, NY / 150 NIAGARA STREET	TOPS - NIAGARA STREET	14150	SC	1997	2004	100.00%	97,014	$1,234,030	Tops Markets #228(2017)

259	TONAWANDA, NY / 750 YOUNG STREET	YOUNGMANN PLAZA - TOPS/GANDER MOUNTAIN	14150	SC	1985/2003	2004	100.00%	307,321	$2,208,493	Big Lots #1629(2012), Gander Mountain Company #251(2015), Tops Markets #226(2021), BJ’s Wholesale Club #6(2010)

260	UTICA, NY / 1154 MOHAWK STREET	TOPS PLAZA - MOHAWK STREET	13501	SC	1961/1972/1988/ 1998	2004	100.00%	190,376	$1,639,158	Tops Markets (B) #5(2019)

261	WARSAW, NY / 2382 ROUTE 19	TOPS - WARSAW	14569	SC	1998	2004	100.00%	74,105	$675,151	Tops Markets (B) #2(2015)

262	WEST SENECA, NY / 1881 RIDGE RD	HOME DEPOT PLAZA	14224	SC	1975/1983/1987/ 1995	2004	100.00%	139,453	$1,325,048	Home Depot #1231(2016)

263	WEST SENECA, NY / 3531 SENECA STREET	SENECA RIDGE PLAZA	14224	SC	1980/1996/2004	2004	100.00%	58,883	$550,370	Sears, Roebuck & Co. #5163(2006)

264	WILLIAMSVILLE, NY / 5395 SHERIDAN DRIVE	WILLIAMSVILLE PLACE	14221	SC	1986/1995/2003	2004	100.00%	86,392	$1,067,051

NORTH CAROLINA

265	ASHEVILLE, NC / 299 SWANNANOA RIVER RD	RIVER HILLS	28805	SC	1996	2003	14.50%	190,970	$1,989,799	Goody’s 20923 - #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

266	DURHAM, NC / 3500 OXFORD RD	OXFORD COMMONS	27702	SC	1990/2001	1, 2	100.00%	213,934	$1,189,018	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

267	FAYETTEVILLE, NC / 5075 MORGANTON RD	CROSS POINTE CENTRE	28314	SC	1985/2003	2003	100.00%	192,079	$1,473,472	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond #560(2014)

268	HENDERSONVILLE, NC / 200 THOMPSON STREET	EASTRIDGE CROSSING	28792	SC	1995/2004	2003	100.00%	47,530	$231,772	Ingles #112(2009)

269	INDIAN TRAIL, NC / INDEPENDENCE & FAITH CHURCH RD	UNION TOWN CENTER - PHASE I	28079	SC	1999	2004	100.00%	85,380	$782,472	Food Lion #1614(2020)

270	MOORESVILLE, NC / 355 WEST PLAZA DRIVE	MOORESVILLE CONSUMER SQUARE	28117	SC	1999	2004	100.00%	445,078	$3,700,139	Wal-Mart #1156(2019), Goody’s #322(2010)

271	NEW BERN, NC / 3003 CLAREDON BLVD	RIVERTOWNE SQUARE	28561	SC	1989/1999	1, 2	100.00%	68,130	$603,081	GOODY’S #4(2007), WAL-MART(NOT OWNED)

272	WASHINGTON, NC / 536 PAMLICO PLAZA	PAMLICO PLAZA	27889	SC	1990/1999	1, 2	100.00%	93,527	$426,812	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

273	WAYNESVILLE, NC / 201 PARAGON PKWY	LAKESIDE PLAZA	28721	SC	1990	2	100.00%	180,894	$1,163,132	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

274	WILMINGTON, NC / S. COLLEGE RD & NEW CENTRE DR.	UNIVERSITY CENTRE	28403	SC	1989/2001	1, 2	100.00%	410,491	$3,160,140	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445 -4(2014), OLD NAVY #5471(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2005), SAM’S(NOT OWNED)

NORTH DAKOTA

275	DICKINSON, ND / 1681 THIRD AVENUE	PRAIRIE HILLS MALL	58601	MM	1978	1, 2	100.00%	260,667	$1,074,320	K MART #9564(2008), HERBERGER’S #30(2005), J.C. PENNEY #1628-7(2008)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
276	GRAND FORKS, ND / 2500 S COLUMBIA RD	OFFICE MAX	58201	SC	1978	1999	83.75%	31,812	$0

OHIO

277	ASHLAND, OH / US ROUTE 42	CLAREMONT PLAZA	44805	SC	1977	1, 2	100.00%	110,656	$72,773	TRACTOR SUPPLY(2005)

278	ASHTABULA, OH / 1144 WEST PROSPECT RD	TOPS PLAZA - ASHTABULA	44004	SC	2000	2004	100.00%	57,874	$898,312	Tops Markets #884(2021)

279	AURORA, OH / 70-130 BARRINGTON TOWN SQUARE	BARRINGTON TOWN SQUARE	44202	SC	1996/2004	1	100.00%	64,700	$1,295,316	MARQUEE CINEMAS(NOT OWNED), HEINEN’S(NOT OWNED)

280	BELLEFONTAINE, OH / 2250 SOUTH MAIN STREET	SOUTH MAIN STREET PLAZA	43311	SC	1995	1998	100.00%	52,399	$432,292	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

281	BOARDMAN, OH / I-680 & US ROUTE 224	SOUTHLAND CROSSING	44514	SC	1997	1	100.00%	506,254	$4,088,477	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC # 4075(2018)

282	CANTON, OH (PHASE I & II) / 5496 DRESSLER RD	BELDEN PARK CROSSINGS	44720	SC	1995/2001/2003	1	14.50%	478,106	$5,043,215	AMERICAN SIGNATURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013), DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2012), KOHL’S DEPARTMENT STORE#239(2016)

283	CHILLICOTHE, OH / 867 N BRIDGE STREET	CHILLICOTHE PLACE	45601	SC	1974/1998	1, 2	100.00%	236,009	$1,834,641	LOWE’S HOME CENTERS #472-2(2015), KROGER #348(2025), OFFICE MAX #617(2013)

284	CINCINNATI, OH / 5100 GLENCROSSING WAY	GLENWAY CROSSING	45238	SC	1990	2	100.00%	235,433	$1,988,863	WINN DIXIE STORES #1771 -4(2010), MICHAEL’S(2006)

285	CLEVELAND, OH / 3250 WEST 65TH STREET	WEST 65TH	44102	SC	1977	1, 2	100.00%	49,420	$284,716	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

286	COLUMBUS, OH / 3630 SOLDANO BLVD	CONSUMER SQUARE WEST	43228	SC	1989/2003	2004	100.00%	356,515	$2,263,357	OfficeMax #282(2010), Kroger Store #598(2014), Target Stores #T-668(2011)

287	COLUMBUS, OH / 6561-6815 DUBLIN CENTER DRIVE	DUBLIN VILLAGE CENTER	43017	SC	1987	1998	80.01%	326,912	$1,651,927	AMC THEATRE(2007), MAX SPORTS CENTER(2006), B.J.’S WHOLESALE CLUB(NOT OWNED)

288	COLUMBUS, OH / 3740 EASTON MARKET	EASTON MARKET	43230	SC	1998	1998	100.00%	509,611	$5,961,026	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2015), GOLFSMITH GOLF CENTER(2013), MICHAEL’S #9876(2008), GALYAN’S(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC. #195(2014), T.J. MAXX#447(

289	COLUMBUS, OH / 1647 OLENTANGY RIVER RD	LENNOX TOWN CENTER	43212	SC	1997	1998	50.00%	352,913	$3,344,654	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

290	COLUMBUS, OH / 3622-3860 DUBLIN GRANVILLE RD	SUN CENTER	43017	SC	1995	1998	79.45%	305,428	$3,473,945	BABIES R US #9242(2011), MICHAEL’S #2873(2013), RHODES FURNITURE(2012), STEIN MART #130(2007), BIG BEAR(2016), STAPLES #403(2010)

291	DUBLIN, OH / 6644-6804 PERIMETER LOOP RD	PERIMETER CENTER	43017	SC	1996	1998	100.00%	137,556	$1,504,681	GIANT EAGLE(2014)

292	ELYRIA, OH / 825 CLEVELAND	ELYRIA SHOPPING CENTER	44035	SC	1977	1, 2	100.00%	150,200	$521,970	TOPS #811(2010)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
293	GALLIPOLIS, OH / 2145 EASTERN AVENUE	GALLIPOLIS MARKETPLACE	45631	SC	1998	2003	100.00%	25,950	$302,094	WAL MART(NOT OWNED)

294	GROVE CITY, OH / 2161-2263 STRINGTOWN RD	DERBY SQUARE SHOPPING CENTER	43123	SC	1992	1998	20.00%	128,210	$835,658

295	HAMILTON, OH / 1371 MAIN STREET	H.H. GREGG	43450	SC	1986	1998	100.00%	40,000	$230,000	ROUNDY’S(2006)

296	HILLSBORO, OH / 1100 NORTH HIGH STREET	HILLSBORO SHOPPING CENTER	45133	SC	1979	1, 2	100.00%	58,564	$168,171	BOB & CARL’S(NOT OWNED)

297	HUBER HTS., OH / 8280 OLD TROY PIKE	NORTH HEIGHTS PLAZA	45424	SC	1990	1993	100.00%	163,819	$1,377,388	CUB FOODS(2011), WAL-MART(NOT OWNED)

298	LEBANON, OH / 1879 DEERFIELD RD	COUNTRYSIDE PLACE	45036	SC	1990/2002	1993	100.00%	17,000	$174,484	WAL-MART(NOT OWNED), ERB LUMBER(NOT OWNED)

299	MACEDONIA, OH / MACEDONIA COMMONS BLVD	MACEDONIA COMMONS	44056	SC	1994	1994	50.00%	233,639	$2,699,751	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

300	MACEDONIA, OH / 8210 MACEDONIA COMMONS	MACEDONIA COMMONS (PHASE II)	44056	SC	1999	1	100.00%	169,481	$1,601,734	CINEMARK(2019), HOME DEPOT #3824(2020)

301	NORTH OLMSTED, OH / 25859-26437 GREAT NORTHERN	GREAT NORTHERN PLAZA NORTH	44070	SC	1958/1998/2003	1997	14.50%	624,660	$7,893,123	KIDS R US #1173(2008), BED BATH & BEYOND, INC. #458(2012), PETSMART #529(2008), HOME DEPOT USA #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMPUSA INC. #577(2008), BEST BUY #279(2010), MARSHALLS #8267/TJX COMPANY

302	PATASKALA, OH / 78-80 OAK MEADOW DRIVE	VILLAGE MARKET/RITE AID CENTER	43062	SC	1980	1998	100.00%	33,270	$194,600	CARDINAL (GARDNERS/LANCASTER)(2007)

303	PICKERINGTON, OH / 1701-1797 HILL RD NORTH	SHOPPES AT TURNBERRY	43147	SC	1990	1998	100.00%	59,495	$661,160

304	SOLON, OH / KRUSE DRIVE	UPTOWN SOLON	44139	SC	1998	1	100.00%	183,288	$2,526,730	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

305	STOW, OH / KENT RD	STOW COMMUNITY SHOPPING CENTER	44224	SC	1997/2000	1	100.00%	404,505	$2,810,781	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

306	TIFFIN, OH / 870 WEST MARKET STREET	TIFFIN MALL	44883	MM	1980/2004	1, 2	100.00%	180,969	$858,831	MARQUEE CINEMAS(2018), J.C. PENNEY #324-4(2005), AARON RENTS, INC.#C0399(2004)

307	TOLEDO, OH / S. HOLLAND-SYLVANIA RD	SPRINGFIELD COMMONS SHOPPING	43528	SC	1999	1	20.00%	241,129	$2,699,142	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #6429(2005), BABIES R US(NOT OWNED)

308	TOLEDO, OH / 851 W. ALEXIS RD	DICK’S SPORTING GOODS	43612	SC	1995	2004	100.00%	80,160	$501,000	Dick’s Sporting Goods #1563(2016)

309	WESTLAKE, OH / 30100 DETROIT RD	WEST BAY PLAZA	44145	SC	1974/1997/2000	1, 2	100.00%	162,330	$1,318,518	MARC’S #37(2009), K MART #3234(2009)

310	WILMINGTON, OH / 1025 S SOUTH STREET	SOUTH RIDGE SHOPPING CENTER	45177	SC	1977	1, 2	100.00%	55,130	$229,424	COMMUNITY MARKETS(2013)

311	XENIA, OH / 1700 WEST PARK SQUARE	WEST PARK SQUARE	45385	SC	1994/1997/2001	1	100.00%	104,873	$809,131	KROGER #829(2019), WAL-MART(NOT OWNED)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
OREGON

312	PORTLAND, OR / NW EVERGREEN PKWY & NW RING RD	TANASBOURNE TOWN CENTER	97006	SC	1995/2001	1996	50.00%	309,617	$5,124,582	BARNES & NOBLE #2748(2011), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), LINENS N THINGS(2017), ROSS DRESS FOR LESS #399(2008), MICHAEL’S #9887(2009), NORDSTROM(NOT OWNED),
										TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

PENNSYLVANIA

313	ALLENTOWN, PA / 1091 MILL CREEK RD	WEST VALLEY MARKETPLACE	18106	SC	2001/2004	2003	100.00%	241,077	$2,283,854	Wal-Mart #2641(2021)

314	E. NORRITON, PA / 2692 DEKALB PIKE	KMART PLAZA	19401	SC	1975/1997	1, 2	100.00%	173,876	$1,222,309	K MART #3026(2005), BIG LOTS(2010)

315	ERIE, PA / 1902 KEYSTONE DRIVE	PEACH STREET SQUARE	16509	SC	1995/1998/2003	1	100.00%	557,769	$5,033,255	LOWE’S HOME CTR #226(2015), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), HOME DEPOT(NOT OWNED)

316	ERIE, PA / 6660-6750 PEACH STREET	ERIE MARKETPLACE	16509	SC	2000	2003	14.50%	107,537	$1,065,829	Marshalls(2013), Bed Bath & Beyond #447(2013), BABIES R US(2015), TARGET(NOT OWNED)

317	ERIE, PA / 1520 WEST 25TH STREET	TOPS – ERIE	16505	SC	1995	2004	100.00%	99,631	$1,250,882	Tops Markets (B) #6(2016)

318	HANOVER, PA / 1785 AIRPORT RD SOUTH	BJ’S – HANOVER/ ALLENTOWN	18109	SC	1991	2004	100.00%	112,230	$784,631	BJ’s Wholesale Club #21(2011)

319	MONACA, PA / 115 WAGNER RD	TOWNSHIP MARKETPLACE	15061	SC	1999/2004	2003	14.50%	253,110	$1,923,607	Lowe’s #500(2027), Shop ‘N Save(2019)

SOUTH CAROLINA

320	CAMDEN, SC / 1671 SPRINGDALE DRIVE	SPRINGDALE PLAZA	29020	SC	1990/2000	1993	100.00%	180,127	$1,155,081	WINN DIXIE STORES #2174(2011), BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

321	CHARLESTON, SC / 2245 ASHLEY CROSSING DRIVE	ASHLEY CROSSING	29414	SC	1991	2003	100.00%	196,048	$1,516,339	Food Lion #933(2011), Wal-Mart #1748(2011)

322	COLUMBIA, SC / HARBISON BLVD	HARBISON COURT	29212	SC	1991	2002	100.00%	252,689	$2,459,597	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS #712(2014), Marshall’s #458(2007), OfficeMax #640(2011), BABIES ‘R’ US #8890(NOT OWNED)

323	MT. PLEASANT, SC / 1500 HWY 17 NORTH	WANDO CROSSING	29465	SC	1992/2000	1995	100.00%	209,139	$2,023,241	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED)

324	N. CHARLESTON, SC / 7400 RIVERS AVENUE	NORTH POINTE PLAZA	29406	SC	1989/2001	2	100.00%	294,471	$2,036,807	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED)

325	N. CHARLESTON, SC / 5900 RIVERS AVENUE	NORTH CHARLESTON CENTER	29406	SC	1980/1993	2004	100.00%	235,501	$1,435,488	Babies R Us #8888(2005), Big Lots #00004 B(2009)

326	ORANGEBURG, SC / 2795 NORTH RD	NORTH ROAD PLAZA	29115	SC	1994/1999	1995	100.00%	50,760	$513,472	GOODY’S #282(2008), WAL-MART(NOT OWNED)

327	S. ANDERSON, SC / 406 HWY 28 BY-PASS	CROSSROADS PLAZA	29624	SC	1990	1994	100.00%	14,800	$33,600

328	SIMPSONVILLE, SC / 621 FAIRVIEW RD	FAIRVIEW STATION	29681	SC	1990	1994	100.00%	142,133	$859,071	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES #673(2015)

329	SUMTER, SC / 837-839 BRD STREET	MERCHANT’S WALK	29150	SC	1987	2003	100.00%	19,140	$86,100	KROGERS (NOT OWNED), WALMART (NOT OWNED)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
330	UNION, SC / U.S.HWY 176 BY-PASS #1	WEST TOWNE PLAZA	29379	SC	1990	1993	100.00%	184,331	$981,734	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010), WINN DIXIE STORES #1255(2010)

SOUTH DAKOTA

331	WATERTOWN, SD / 1300 9TH AVENUE	WATERTOWN MALL	56401	MM	1977	1, 2	100.00%	276,336	$1,318,861	HERBERGER’S #15(2009), J.C. PENNEY #0495-2 -4(2008), HY VEE SUPERMARKET(NOT OWNED)

TENNESSEE

332	BRENTWOOD, TN / I-65 AND MOORE’S LANE	COOL SPRINGS POINTE	37027	SC	1999/2004	2000	100.00%	201,516	$1,862,632	BEST BUY #170(2014), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

333	CHATTANOOGA, TN / 2288 GUNBARREL RD	OVERLOOK AT HAMILTON PLACE	37421	SC	1992/2004	2003	100.00%	214,808	$1,210,414	Best Buy #4720(2014), Fresh Market(2014)

334	COLUMBIA, TN / 845 NASHVILLE HWY	COLUMBIA SQUARE	38401	SC	1993	2003	100.00%	68,948	$491,250	KROGER #538(2022)

335	FARRAGUT, TN / 11132 KINGSTON PIKE	FARRAGUT POINTE	37922	SC	1991	2003	100.00%	71,311	$509,796	Bi-Lo #367(2011)

336	FRANKLIN, TN / 541 ALEXANDER PLAZA	ALEXANDER PLAZA	37064	SC	1983	2003	100.00%	17,999	$151,772	BIG LOTS(NOT OWNED)

337	GOODLETTSVILLE, TN / 101-139 NORTHCREEK BLVD	NORTHCREEK COMMONS	37072	SC	1987	2003	100.00%	84,441	$652,365	Kroger #541(2012)

338	HENDERSONVILLE, TN / 1050 LOWE’S RD	HENDERSONVILLE LOWE’S	37075	SC	1999	2003	100.00%	133,144	$1,214,939	Lowe’s(2019)

339	MEMPHIS, TN / 9020 US HWY 64	COUNTRY BRIDGE	38002	SC	1993	2003	100.00%	64,223	$566,810	Kroger #436(2012)

340	MURFREESBORO, TN / 710 MEMORIAL BLVD	MEMORIAL VILLAGE	37130	SC	1993	2003	100.00%	117,750	$810,261	Albertson’s #4730(2014)

341	MURFREESBORO, TN / OLD FORT PKWY	TOWNE CENTRE	37129	SC	1998	2003	14.50%	108,180	$1,209,730	T.J. Maxx #579(2008), Books-A-Million(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

342	NASHVILLE, TN / CHARLOTTE PIKE	THE MARKETPLACE	37209	SC	1998	2003	14.50%	167,795	$1,629,775	Lowe’s(2019), WAL MART(NOT OWNED)

TEXAS

343	AUSTIN, TX / CENTER RIDGE DRIVE	SHOPS AT TECH RIDGE	78728	SC	2003	2003	24.75%	248,791	$3,630,411	ROSS DRESS FOR LESS #706(2014), LINEN N THINGS #291(2014), HOBBY LOBBY(2018), ULTIMATE ELECTRONICS(2019), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED)

344	FRISCO, TX / 7010 PRESTON RD	FRISCO MARKETPLACE	75035	SC	2001	2003	100.00%	15,359	$857,441	KOHL’S(NOT OWNED)

345	FT. WORTH, TX / SWC EASTCHASE PKWY & I-30	EASTCHASE MARKET	76112	SC	1995	1996	50.00%	205,017	$2,072,806	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET(NOT OWNED), TOYS R US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

346	FT. WORTH, TX / WESTERN CENTER BLVD	FOSSIL CREEK	76137	SC	1991	2002	100.00%	68,515	$793,113

347	IRVING, TX /MARKET PLACE BLVD	MACARTHUR MARKETPLACE	75063	SC	1999	2003	100.00%	135,176	$2,508,241	Marquee Cinema(2018), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
348	LEWISVILLE, TX / S STEMMONS FREEWAY	LAKEPOINTE CROSSINGS	75067	SC	1991	2002	100.00%	311,039	$2,944,217	THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

349	MCKINNEY, TX / US HWY 75 & EL DORADO PKWY	MCKINNEY MARKETPLACE	75070	SC	2000	2003	100.00%	118,970	$1,179,910	Kohl’s #416(2021), ALBERTSON’S(NOT OWNED)

350	MESQUITE, TX / SOUTHBOUND FRONTAGE RD I 635	THE MARKETPLACE AT TOWN CENTER	75150	SC	2001	2003	100.00%	153,286	$2,079,730	Ultimate Electronics(2018), Linen ‘N Things #267(2013), Michael’s(2012), Ross Dress For Less(2013), KOHL’S(NOT OWNED)

351	SAN ANTONIO, TX / STATE LOOP 1604/BANDERA RD	BANDERA POINT NORTH	78227	SC	2001/2002	1	100.00%	278,727	$4,430,712	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #6499(2006), ROSS DRESS FOR LESS #509(2012), BARNES & NOBLE # 2055(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED)

UTAH

352	LOGAN, UT / 400 NORTH STREET	FAMILY PLACE @ LOGAN	84321	SC	1975	1998	100.00%	19,200	$97,560	RITE AID(NOT OWNED)

353	MIDVALE, UT / 900 EAST FT UNION BLVD	FAMILY CENTER AT FORT UNION 50	84047	SC	1973/2000	1998	100.00%	659,849	$7,012,437	BABIES R US(NOT OWNED)(2005), BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016), BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015)

354	OGDEN, UT / 21-129 HARRISVILLE RD	FAMILY CENTER AT OGDEN 5-POINT	84404	SC	1977	1998	100.00%	162,316	$751,524	HARMONS(2012)

355	OREM, UT / 1300 SOUTH STREET	FAMILY CENTER AT OREM	84058	SC	1991	1998	100.00%	150,667	$1,552,954	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY(NOT OWNED), TOYS R US(NOT OWNED)

356	RIVERDALE, UT / 1050 WEST RIVERDALE RD	FAMILY CENTER AT RIVERDALE 510	84405	SC	1995/2003	1998	100.00%	590,313	$4,577,901	TARGET SUPERSTORE #1753(2017), MEIER & FRANK(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016)

357	SALT LAKE CITY, UT (33RD) / 3300 SOUTH STREET	FAMILY PLACE @ 33RD SOUTH	84115	SC	1978	1998	100.00%	35,459	$224,535

358	TAYLORSVILLE, UT / 5600 SOUTH REDWOOD	FAMILY CENTER AT MIDVALLEY 503	84123	SC	1982/2003	1998	100.00%	704,713	$6,746,028	MEDIA PLAY #8121(2015), OFFICE MAX
#127(2008), CIRCUIT CITY #3353(2016),
PETSMART #168(2012), SHOPKO #085(2014),
GART SPORTS #324(2017), 24 HOUR
FITNESS(2017), BED, BATH & BEYOND
#270(2015), ROSS DRESS FOR LESS(2014),
										HARMONS SUPERSTORE(NOT OWNED)

VERMONT

359	BERLIN, VT / 282 BERLIN MALL RD., UNIT #28	BERLIN MALL	05602	MM	1986/1999	2	100.00%	174,515	$1,535,174	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

VIRGINIA

360	CHESTER, VA / 12607-12649 JEFFERSON DAVIS	BERMUDA SQUARE	23831	SC	1978	2003	100.00%	116,310	$1,208,442	Ukrop’s(2008)

Property Listing 7.1

PROPERTY LIST

								OWNED
					YEAR		DDR	GROSS	TOTAL
			ZIP	PROPERTY	DEVELOPED/	YEAR	OWNERSHIP	LEASABLE	ANNUALIZED	ANCHOR TENANTS
PROPERTY LOCATION		PROPERTY NAME	CODE	TYPE	REDEV OR EXP	ACQUIRED	INTEREST	AREA	RENT	(LEASE EXPIRATION)
361	FAIRFAX, VA / 12210 FAIRFAX TOWNE CENTER	FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50%	253,941	$3,980,343	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND#65(2010), UNITED ARTISTS #33191(2014)

362	LYNCHBURG, VA / 3700 CANDLERS MOUNTAIN RD	CANDLERS STATION	24502	SC	1990	2003	100.00%	275,765	$2,094,620	Goody’s #174(2006), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

363	LYNCHBURG, VA / 2215 FLORIDA AVENUE	FAIRVIEW SQUARE	24501	SC	1992	2004	100.00%	87,209	$338,376	Food Lion #992(2012)

364	MARTINSVILLE, VA / 240 COMMONWEALTH BLVD	LIBERTY FAIR MALL	24112	MM	1989/1997	1, 2	50.00%	430,232	$2,717,360	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

365	MIDLOTHIAN, VA / HULL STREET RD	GENITO CROSSING	23112	SC	1985	2003	100.00%	79,407	$732,318	Food Lion #299(2005)

366	PULASKI, VA / 1000 MEMORIAL DRIVE	MEMORIAL SQUARE	24301	SC	1990	1993	100.00%	143,299	$813,731	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

367	WINCHESTER, VA / 2190 S. PLEASANT VALLEY	APPLE BLOSSOM CORNERS	22601	SC	1990/1997	2	20.00%	240,560	$2,379,136	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

WASHINGTON

368	EVERETT, WA / 520 128TH STREET SW	PUGET PARK	98204	SC	1981	2001	20.00%	41,065	$410,681	ALBERTSON’S(NOT OWNED)

369	KIRKLAND, WA / TOTEM LAKES BLVD	TOTEM LAKES	98034	SC	1999/2004	2004	20.00%	178,205	$2,720,758	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

WEST VIRGINIA

370	BARBOURSVILLE, WV / 5-13 MALL RD	OFFICE MAX CENTER	25504	SC	1985	1998	100.00%	70,900	$277,487	DISCOUNT EMPORIUM(2006), OFFICEMAX #263(2006), VALUE CITY(NOT OWNED)

WISCONSIN

371	BROOKFIELD, WI / NORTH 124TH STREET AND WEST CA	SHOPPERS WORLD OF BROOKFIELD	53005	SC	1967	2003	100.00%	190,142	$1,462,213	T.J. Maxx #202(2005), Marshall’s Mega Store # 737(2004), Officemax #16(2010), Burlington Coat Factory #112(2007)

372	BROWN DEER, WI / NORTH GREEN BAY RD	BROWN DEER CENTER	53209	SC	1967	2003	100.00%	266,716	$1,934,067	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2005), T.J. Maxx/Burlington#201(2008), Old Navy #5482(2012)

373	BROWN DEER, WI / NORTH GREEN BAY RD	MARKET PLACE OF BROWN DEER	53209	SC	1989	2003	100.00%	143,372	$989,085	Marshall’s Mega Store #736(2004), Pick ‘N Save #6867(2005)

374	MILWAUKEE, WI / SOUTH 27TH STREET	POINT LOOMIS	53221	SC	1962	2003	100.00%	160,533	$707,571	Kohl’s #43(2007), Pick ‘N Save # 6845(2007)

375	MILWAUKEE, WI / SOUTH 27TH STREET	SOUTHGATE MARKETPLACE	53215	SC	1951/1992/2000	2003	100.00%	54,913	$391,483	Always 99C(2011), MOVIES 10(NOT OWNED), WAL MART(NOT OWNED)

376	WEST ALLIS, WI / WEST CLEVELAND AVE. AND S. 108	WEST ALLIS CENTER	53214	SC	1968	2003	100.00%	246,081	$1,392,012	Kohl’s #41(2008), Marshall’s Mega Store #738(2009), Pick ‘N Save #6846(2008)

	GRAND TOTAL							66,760,308	$684,566,386

Notes:

(1).      List does not include Service Merchandise locations or developments not yet open.

(2).      Property Type: SC - Shopping Center, MM - Mini-Mall, LC - Lifestyle Center

(3).      Year Acquired: 1 - Property Developed by the Company, 2 - Original IPO Property

Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Investor Information
Developers Diversified Realty
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500

Board of Directors
Scott A. Wolstein, Chairman of the Board & Chief Executive
Officer, Developers Diversified Realty

Bert L. Wolstein, Chairman Emeritus (Deceased)
Chief Executive Officer, Heritage Development

Dean S. Adler, Principal, Lubert-Adler Management, Inc

Terrance R. Ahern, Principal, The Townsend Group

Mohsen Anvari, Director, Institute for Corporate Governance at
Case Western Reserve University’s Weatherhead School of Management

Robert H. Gidel, Managing Partner, Liberty Partners, LP

Victor B. MacFarlane, Founder and Managing Principal, MacFarlane
Partners, LLC

Craig Macnab, CEO, Commercial Net Lease Realty, Inc.

Scott D. Roulston, President and Chief Executive Officer, Fairport
Asset Management, LLC

Barry A. Sholem, Retired, former Chairman, DLJ Real Estate Capital
Partners

William B. Summers, Jr., Chairman, McDonald Investments Inc.

Officers
Scott A. Wolstein, Chairman of the Board &
Chief Executive Officer

David M. Jacobstein, President & Chief Operating Officer

Daniel B. Hurwitz, Executive Vice President

Joan U. Allgood, Sr. Vice President of Corporate Affairs &
Governance

Richard E. Brown, Sr. Vice President of Real Estate Operations

Timothy J. Bruce, Sr. Vice President of Development

William H. Schafer, Sr. Vice President & Chief Financial Officer

Steven M. Dorsky, Vice President of Leasing – Northeast

David J. Favorite, Vice President of Operations

Susan Hennessey, Vice President of Human Resources

Michelle Mahue Dawson, Vice President of Investor Relations

Lorraine McGlone, Vice President of Information Technology

Joseph G. Padanilam, Vice President of Acquisitions & Dispositions

Anthony L. Vodicka, Vice President of Leasing – West

Robin Walker-Gibbons, Vice President of Leasing – Southeast

David E. Weiss, Vice President & General Counsel

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2004

Investor Information (Continued)

Research Coverage
AG Edwards
Bill Camp	(314) 955-5368

Deutsche Bank Alex Brown
Lou Taylor	(212) 250-4912
Chris Capolongo	(212) 250-7726

Goldman Sachs
Carey Callahan	(212) 902-4351
Michael Bilerman	(212) 902-1970

Green Street Advisors
Greg Andrews	(949) 640-8780
Thomas Youn	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

JP Morgan
Michael Mueller	(212) 622-6689
Josh Bederman	(212) 622-6530

Keybanc Capital Markets
Richard Moore	(216) 443-2815

Lehman Brothers
David Shulman	(212) 526-3413
Alexander Goldfarb	(212) 526-5232

Research Coverage, continued
Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Suzanne Sorkin	(212) 761-6385

Prudential Securities
Jim Sullivan	(212) 778-2515
Bill Acheson	(212) 778-1417

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Eric Rothman	(617) 603-4263

Transfer Agent
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757

Investor Relations
Michelle Mahue Dawson
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mmahue@ddr.com